Pilgrim America
                                   Funds (R)


                              Pilgrim America (R)
                              Bank and Thrift Fund

                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                               MidCap Value Fund

                                Pilgrim America
                              LargeCap Value Fund

                                Pilgrim America
                            Asia-Pacific Equity Fund

                                Pilgrim America
                                High Yield Fund

                                Pilgrim America
                             Securities Income Fund

                                 ANNUAL REPORT
                                 JUNE 30, 1998

                                 Pilgrim America
                                      Funds


                                  ANNUAL REPORT
                                  June 30, 1998



                                TABLE OF CONTENTS




                Chairman's Message   .............................   1
                Portfolio Managers' Reports:
                    Pilgrim America Bank and Thrift Fund   .......   2
                     Pilgrim America MagnaCap Fund    ............   6
                     Pilgrim America MidCap Value Fund   .........  11
                     Pilgrim America LargeCap Value Fund    ......  15
                     Pilgrim America Asia-Pacific Equity Fund  ...  20
                     Pilgrim America High Yield Fund  ............  25
                     Pilgrim Government Securities Income Fund ...  29
                Report of Independent Auditors   .................  33
                Statements of Assets and Liabilities   ...........  34
                Statements of Operations   .......................  36
                Statements of Changes in Net Assets    ...........  38
                Financial Highlights    ..........................  41
                Notes to Financial Statements    .................  51
                Portfolios of Investments:
                     Pilgrim America Bank and Thrift Fund   ......  61
                     Pilgrim America MagnaCap Fund    ............  65
                     Pilgrim America MidCap Value Fund   .........  69
                     Pilgrim America LargeCap Value Fund    ......  72
                     Pilgrim America Asia-Pacific Equity Fund  ...  76
                     Pilgrim America High Yield Fund  ............  82
                     Pilgrim Government Securities Income Fund ...  87
                Shareholder Meeting  .............................  89
                Tax Information   ................................  90

                             Pilgrim America Funds

--------------------------------------------------------------------------------
 CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------





Dear Shareholder:


We are pleased to present the Annual Reports for the Pilgrim America Funds which consist of Pilgrim America Bank and Thrift Fund ("Bank and Thrift Fund"), Pilgrim America MagnaCap Fund ("MagnaCap Fund"), Pilgrim America MidCap Value Fund ("MidCap Value Fund"), Pilgrim America LargeCap Value Fund ("LargeCap Value Fund"), Pilgrim America Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund"), Pilgrim America High Yield Fund ("High Yield Fund") and Pilgrim Government Securities Income Fund ("Government Securities Income Fund"). In the following pages, the portfolio manager for each fund discusses the results of operations for the fiscal year ended June 30, 1998, as well as the markets and factors which have affected each of the Funds during this period.

Bank and Thrift Fund, MagnaCap Fund, LargeCap Value Fund, High Yield Fund and Government Securities Income Fund are designed to give investors access to the seasoned investment managers of Pilgrim America Investments, Inc. ("PAII") who bring a depth of experience and knowledge to their specific investment disciplines.

Asia-Pacific Equity Fund and MidCap Value Fund are designed to give investors access to private money managers who typically manage similar portfolios primarily for high net worth individuals and institutional investors. Each money manager has extensive knowledge and proven experience in their specialized market segments.

At Pilgrim America, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim America prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.TM/SM

Sincerely,

/s/ Robert W. Stallings


Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim America Group, Inc.
August 14, 1998

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------





Dear Shareholders,


After turning in exceptional results last year, results in the first half of this year have eased. Our total return was 6.4%(1) during this period, trailing the Dow Jones Industrial Average which rose 14.1%, the Standard & Poor's 500 Index(2) which rose 17.7% and the S&P Major Regional Banks Index(3) which gained 9.3%.

We can point to three factors which have, temporarily we believe, dampened our performance in the first half of 1998: the relative popularity of large cap bank names in the market, our exposure to thrifts, and the diminishment of takeover premiums in selected bank names. We believe that much of the impact of these factors that worked against us in the first half will reverse, although we obviously cannot be sure that this will occur in the second half of this year or anytime thereafter.

The first factor relates to the relative outperformance of larger banks to smaller and mid-sized banks so far this year. Big has been beautiful this year and we have about 59% of the Pilgrim America Bank and Thrift Fund (the "Fund") invested in names that are not big. In our opinion this phenomenon has occurred because portfolio managers are uncomfortable with the high level of the overall markets and believe that the large cap names will give them the liquidity to bail out if the strong trend of the market reverses. We believe that the better relative value today is mostly in the smaller and mid cap bank names.

Another contributing factor has been the increased representation of thrifts in the Fund. When the yield curve flattened out and prepayments started to pick up, thrift stocks came under pressure. We used this as an opportunity to increase our representation in this area under the premise that historically the curve does not stay flat forever. The yield curve remains flat and there are fears that if rates decline again, there will be another round of mortgage prepayments. Therefore, this bet has not paid off yet, though we believe that it will.

Last year our exceptional performance benefited from many of our names acquiring some takeover premium. In many cases some of this relative takeover premium was given back in the first half of this year. While we did not add to our positions when they were trading at these premiums, we generally did not sell them either.

Since we opened the Fund in October of last year to new investors we have seen substantial inflows of new money. On a net basis the size of the Fund from inflows alone has more than doubled since then. Our intent was to invest this new inflow of funds in the most attractive opportunities around. Some of these opportunities occurred in names that, while of good quality, became more attractively priced as they lost much of their previous takeover premium. This loss of takeover premium occurred as market perception shifted from viewing these names primarily as takeover targets to viewing them as active acquirers as well as possible targets. We used this as an opportunity to add to our positions in names such as First American Corp. and Union Planters Corp. Instead of recovering their relative value, these names continue to languish and in some cases have continued to slip in relative value. We believe that these names are potential acquisition candidates and we believe that our patience will be rewarded in the future.

We believe the fundamentals that effect the banking industry are still good. Earnings for the banking group should continue to look very good when compared to other sectors and it is likely that there will be fewer disappointments in the bank group. Despite their more favorable outlook, bank stocks still look relatively cheap compared to the market as a whole.

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------



In the first half we added to many of our existing positions. In addition, we added the following new names: American Safety Insurance Group, Ltd., Astoria Financial Corp, BancFirst Corp, CFI ProServices, Inc., Comdisco, Inc., Cowlitz Bancorp, Delphi Financial Group, Inc., First Alliance Corp, First American Corp., Freedom Securities Corp., Golden West Financial Corp., H. F. Ahmanson & Co., Hartford Life, Inc., Imperial Bancorp, Liberty Financial Co., Inc., London Pacific Group Limited, NationsBank Corp., North Fork Bancorp, UniCapital Corp., United Security Bancorp and Washington Mutual Inc. We also established a position in One Valley Bancorp, Inc. by acquiring FFVA Financial which was in the process of being acquired by One Valley Bancorp. Also in the first half, we established new positions and subsequently sold the following names for gains ranging from 8%-25%: Heller Financial, Inc., Matrix Capital Corp., Midwest Banc Holdings and Republic Banking Corp. We sold our entire positions in Conning, First Enterprise Financial Group, Long Island Community Bank, Security Shares, Inc. and Sterling Cooke Brown Holdings. We partially reduced our holdings in Cowlitz Bank Corp, First Alliance Corp., Independent Bank Corp, International Aircraft Investors and Popular, Inc.

Three of our holdings agreed to be acquired during the first half of 1998, only one of which was a bank or thrift. Security First agreed to be acquired by FirstMerit, Devon Group was acquired by Applied Graphics Technologies, and Summit Holdings Southeast agreed to be acquired by Liberty Mutual.

NationsBank, which we established a position in during the first half of 1998, announced a merger of equals with BankAmerica.

We believe that investors who wish to remain in equities, should still have a significant portion of this equity investment in financial stocks.

As of June 30, 1998, the Fund has changed it's fiscal and tax year-ends from December 31 to June 30. We will begin to combine all of our open-end funds together in one semi and annual report and prospectus. We believe that this will be beneficial for the funds because it will provide a more efficient presentation and will save shareholders money on both printing and mailing costs.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost-effective way to acquire additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., P.O. Box 419368, Kansas City, MO 64141-6368, or call (800) 992-0180.

We thank you for giving us this opportunity to help you work towards your investment needs. Please do not hesitate to contact us if you have any questions or need additional information.


Sincerely,


/s/ Carl Dorf


Carl Dorf, C.F.A
Senior Vice President and Senior Portfolio Manager
Pilgrim America Investments, Inc.


See Footnotes on Page 5.

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 COMPARISON OF A $10,000 INVESTMENT through June 30, 1998
--------------------------------------------------------------------------------


The line graph below shows the growth of an initial investment of $10,000 in Pilgrim America Bank and Thrift Fund compared to the performance of two relevant unmanaged indices, the Standard & Poor's 500 Index and the Standard & Poor's Major Regional Banks Index. Note that the indices have inherent performance advantages over any fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the maximum sales load of 5.75% currently associated with Class A shares of the Fund

                         6/30/88  6/30/89  6/30/90  6/30/91  6/30/92  6/30/93  6/30/94  6/30/95  6/30/96  6/30/97   6/30/98
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------   -------
Bank and Thrift Fund      9,425   10,956   10,606   12,175   16,513   19,704   25,548   28,730   37,857   61,821    87,653
(including sales charge)
Bank and Thrift Fund
(excluding sales charge) 10,000   11,624   11,253   12,917   17,520   20,906   27,107   30,483   40,167   65,593    93,000
S&P 500 Index            10,000   12,048   14,032   15,068   17,085   19,410   19,683   24,808   31,254   42,096    54,788
S&P Major Regional Banks 10,000   11,617    9,938   11,237   16,017   20,158   20,361   22,895   30,709   47,172    63,795

     * Carl Dorf, the Fund's Portfolio Manager, began managing the Fund in
                                  January 1991.


                         Average Annual Total Returns
                              As of June 30, 1998

                                                                                                       Ending
                                                                                                     Redeemable
                                                        1 Year     3 Year     5 Year     10 Year       Value
                                                        --------   --------   --------   ---------   ------------
Bank and Thrift Fund Class A (including sales charge)   34.22%     42.41%     28.54%      22.05%       $87,653
Bank and Thrift Fund Class A (excluding sales charge)   42.41%     45.25%     30.07%      22.75%       $93,000
S&P 500 Index                                           30.16%     30.19%     23.08%      18.56%       $54,788
S&P Major Regional Banks Index                          35.24%     40.67%     25.90%      20.36%       $63,795

Past performance is no guarantee of future results.

All performance information given on these pages for the Fund assumes no participation in the 1992 rights offering and full participation in the 1993 rights offering. The Fund's total returns assume reinvestment of all dividends and distributions. The indices' total returns assume investment of interest income.
                            See Footnotes on Page 5.

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------


(1) Total return for Class A shares calculated at NAV and assuming reinvestment of all dividends and distributions. Sales charges or commissions are not reflected in these total returns.

    Average annual total returns based on NAV, assuming reinvestment of all dividends and distributions and including the deduction of the maximum Class A sales charge of 5.75% were 34.22%, 28.54% and 22.05% for the one, five and ten-year periods ended June 30, 1998.

    Prior to October 20, 1997, the Fund operated as a closed-end investment company. All performance information prior to this date reflects the historical expense levels of the Fund as a closed-end investment company without adjustment for the higher annual expenses of the Fund's Class A shares. Performance would have been lower if adjusted for these charges and expenses. Performance information for periods after October 20, 1997 includes Class A expenses. Five and ten-year returns assume no participation in the 1992 rights offering and full participation in the 1993 rights offering.

    The Fund also offers Class B shares which are subject to different fees and expenses which will affect their performance.

(2) The Standard & Poor's 500 Index is an unmanaged index of 500 common stocks and is a generally accepted measure of stock market performance.

(3) The S&P Major Regional Banks Index is a capitalization-weighted index designed to measure the performance of the major regional banks within the Standard & Poor's 500 Index.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

Principal risk factors: Because the Fund's portfolio is concentrated in the banking and thrift industry it may be subject to greater risk than a portfolio that is not concentrated in one industry.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Pilgrim America Bank and Thrift Fund's primary investment objective is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in the equity securities of banks and thrifts.

                          Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------



Dear Shareholder:

In our last Semi-Annual Report, we reported that Pilgrim America MagnaCap Fund (the "Fund") had another good year in 1997. Nineteen years ago, the Fund initiated its disciplined investment philosophy and 1997 marked the 18th year in the last 19 that the Fund produced a positive return. We are very pleased to report that the Fund continues to deliver for its shareholders in 1998. For the year ended June 30, 1998, the Fund provided a total return of 20.53%(1) compared to the Standard & Poor's 500 Index ("S&P 500 Index") -- a common proxy for the U.S. stock market -- which gained 30.16% for the same period. For the six months ended June 30, 1998, the Fund was up 9.84%(1), compared to the S&P 500 Index which gained 17.71% for the same period. The Fund's Class A average annual total returns for the five and ten-year periods ended June 30, 1998, were 20.28% and 15.64%, respectively.(1)

A $10,000 investment in Class A shares of the Fund on January 1, 1979, the year which the Fund adopted its disciplined investment philosophy, would have grown to $191,626 as of June 30, 1998, after deduction of the maximum 5.75% sales charge and assuming the reinvestment of all dividend and capital gain distributions. The net asset value of Class A shares of the Fund was $17.07 on June 30, 1998, which represents a $1.15 or 7.22% increase from the net asset value of $15.92 on June 30, 1997.


General Economic and Equity Market Environment

All indications are that the United States economy is remarkably sound. That is why midway through 1998, stock prices are near their all-time highs. The Dow Jones Industrial Average, the best known market barometer, is up approximately 13% for the first six months of 1998. At the beginning of the year, many Wall Street analysts had forecast full year returns of only 8-10%. The United States economy seems to be in the throes of what Federal Reserve Chairman Alan
Greenspan has called a "virtuous cycle" of powerful growth, little if any inflation, low unemployment and rising wage gains. That's a positive economic scenario that could be compensating for a gradual slowdown in profit growth. So far in the 1990's, the Dow Jones Industrial Average has increased about 280%, including a record three consecutive years with gains of 20% or more.


Pilgrim America MagnaCap Fund

As a disciplined investment philosophy fund, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are assessed with reference to the following criteria as ideal:

 1. A company must have paid or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

 2. A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

 3. Dividend payout must be less than 65% of current earnings.

                          Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------


 4. Long term debt should be no more than 25% of total capitalization or a company's bonds must be rated at least A- or A-3.

 5. The current price should be in the lower half of the stock's price/earnings ratio range for the past ten years or the ratio of the price of the company's stock at the time of purchase to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the S&P 500.

We believe that the Fund's past success can be attributed to the very explicit investment criteria which normally determine the kinds of companies that qualify for inclusion in the portfolio. Out of a universe of approximately 4,000 publicly traded companies and based upon both in-house and external research, we aim to select the 40 to 50 equities which we believe will be most likely to exhibit a high degree of performance.

Going forward, we will continue to employ a "bottom-up" approach to stock selection, drawing from the pool of companies that come closest to meeting the Fund's strict investment criteria given market conditions, the circumstances of the company and the sector within which it falls. The bull market in U.S. stocks is in its seventh year. It has been firmly based on extraordinary changes in the economy that have given us one of the longest economic expansions in U.S. history. This bull market has been one of the best in U.S. history and we believe it is likely to continue for several reasons. First, the economic expansion that has propelled stock prices higher has been one of the most durable. It has been accompanied by mild inflation, job creation and high-quality profit growth. Second, the current economic and market cycles have benefited from several long-term structural changes. These include an increase in the nation's savings rate and a notable reduction in the government's budget deficit. There has also been a shift to a more sophisticated, technology driven private sector that has spurred wide-spread productivity gains, and this offers new opportunities for growth and jobs. Most bull markets end when stocks are overpriced. However, it has traditionally been extremely difficult to identify the degree of overpricing at which any particular bull-market will end. We believe stock prices can continue to rise selectively in 1998 in concert with improvements in corporate earnings and cash flows. Accordingly, we intend to remain almost fully invested, selecting stocks on the basis described at the beginning of this paragraph.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost-effective way to acquire additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., P.O. Box 419368, Kansas City, MO 64141-6368, or call (800) 992-0180.

                          Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------


We thank you for giving us this opportunity to help you work towards your investment needs. Please do not hesitate to contact us if you have any questions or need additional information.

Sincerely,

/s/ Howard N. Kornblue


Howard N. Kornblue
Senior Vice President and Senior Portfolio Manager
Pilgrim America Investments, Inc.


/s/ G. David Underwood


G. David Underwood
Vice President and Director of Research
Pilgrim America Investments, Inc.


See Footnotes on Page 10.

                          Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
 COMPARISON OF A $10,000 INVESTMENT through June 30, 1998
--------------------------------------------------------------------------------


Comparison of the Change in Value of a $10,000 Investment in Pilgrim America MagnaCap Fund and the Standard & Poor's 500 Index (the "S&P 500 Index").


Based on a $10,000 initial investment, the graph below illustrates the total return of Pilgrim America MagnaCap Fund against the S&P 500 Index. Note that the S&P 500 Index has inherent performance advantages over any fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest in an index. The Fund's performance reflected below assumes the deduction of the Class A maximum sales charge in all cases.

                  6/30/88   6/30/89  6/30/90  6/30/91  6/30/92  6/30/93  6/30/94  6/30/95  6/30/96  6/30/97  6/30/98
                  -------   -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
MagnaCap Fund A     9,423   11,031   12,557   13,212   14,788   16,003   17,464   21,063   25,551   33,426   40,287
S&P 500 Index      10,000   12,048   14,032   15,068   17,085   19,410   19,683   24,808   31,254   42,096   54,788


                        SEC Average Annual Total Returns
                               As of June 30, 1998

                                                                     Ending
                                                                   Redeemable
                                 1 Year     5 Year     10 Year       Value
                                 --------   --------   ---------   ------------
MagnaCap Fund Class A   ......   13.61%     18.85%      14.95%       $40,287
S&P 500 Index  ...............   30.16%     23.08%      18.56%       $54,788

Past performance is no guarantee of future results.

                            See Footnotes on Page 10.

                          Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------


(1) Excluding the Class A maximum 5.75% sales charge and assuming reinvestment of all dividends and distributions. Total returns for the one, five and ten-year periods ended June 30, 1998, including the maximum sales charge and assuming reinvestment of all dividends and distributions were 13.61%, 18.85% and 14.95%, respectively.

    Total returns for Class B and M shares including the applicable contingent deferred sales charge of 5.00% (Class B shares only) or the maximum sales charge of 3.50% (Class M shares only) for the year ended June 30, 1998, were 14.76% and 15.77%, respectively.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                        Pilgrim America MidCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------



Dear Shareholder,

We are pleased to report the results of operations for Pilgrim America MidCap Value Fund (the "Fund") for the year ended June 30, 1998.

For the twelve months, the Fund earned a total return of 18.40%(1) compared to 25.00% for the Russell MidCapTM Index(2).

During the past three years, largecap stocks have dominated the stock market. This trend continued throughout the second quarter of this year as the Standard & Poor's 500 Index (the "S&P 500")(3), a proxy for the broad U.S. stock market, increased 3.3%, significantly outperforming all small and mid-cap indices. Within the S&P 500, however, the performance of individual stocks has been very narrow with favorite blue chip stocks such as GE, Microsoft, Pfizer, Coke and Wal-Mart driving this largecap index to higher levels. As an example, during the first six months of 1998, the top 14 performers in the S&P 500 added 20% to the performance of that index. With the S&P 500 up 17.7% during that period, the remaining 486 stocks were down a total of 2.3%. Interestingly, the trailing 12-month price/earnings ratio for these 14 performers is currently 40x, quite high by historical valuation measures.

The rise in the largecap indices is not surprising given the increased flow of capital into mutual funds, the strong domestic economy and low interest rates. We have seen this unusual time period during previous bull markets. In the early 1970's, the stock market was characterized by the "nifty fifty". Stocks such as Polaroid, Avon and Xerox traded at earnings multiples that approached triple digits. This, of course, ended in the bear market of 1974 when the S&P 500 fell by more than 46% from its peak the prior year. Despite the outperformance of largecap issues, we have not ventured outside of our investment criteria of purchasing high quality mid-cap companies, which over the long term has offered very favorable rates of returns on both an absolute and risk adjusted basis. Of course, past performance is no guarantee of future results.

To reiterate what we have described in previous letters to shareholders, our approach to finding good investments for the Fund is no different from the approach we have successfully employed for our private management clients over the past 24 years. We invest in companies undergoing some significant change -- change in revenue/asset mix, change in management, or change in ownership structure. This change often creates a period of neglect in the minds of investors, which results in an attractive entry point for our investment. As value investors, we are looking to acquire stocks that are trading at discounts to the market and comparable company multiples on both earnings and cashflow. As an additional valuation tool, we develop a private market valuation for our investments, i.e., what a strategic buyer might be willing to pay for the whole company.

A good example of our investment philosophy and process is our investment in Montana Power Co., a new position in the Fund during this quarter. Montana Power is primarily an electric and gas utility based in Butte, Montana. The company also has a large group of unregulated businesses consisting of coal, oil and gas, independent power and telecommunications. Our interest in Montana Power is two-fold. First, the company is selling their electric generating assets, which should provide proceeds of $750 million to be used to pay down debt, repurchase shares or to grow their unregulated businesses. Second, Montana Power's telecommunications subsidiary, Touch America, is building a fiberoptic telecommunications and data network similar to those of Qwest Communications, Williams Companies and Level Three Communications. While still regional in nature, the network will expand throughout the nation in the next two years. Wall Street believes that Montana Power is a sleepy utility that will not realize the value of their telecommunications business. We think differently. We believe that ultimately,

                        Pilgrim America MidCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------



the company will monetize a portion of the telecommunication business to highlight its value. We have experience with these multi-industry companies that spin-off or outright sell subsidiaries. Cincinnati Bell, Inc., for example, announced this quarter that they would take their fast growing CBIS and Matrix subsidiaries public in order to highlight their value. We believe that Montana Power is approximately 18 to 24 months behind Cincinnati Bell. We may be early, but we have been paid a 4.75% dividend while we wait.

During this quarter our performance was led by General Instrument Corp., a cable television equipment supplier which was up 30% and Allergan, Inc., a pharmaceutical and medical products company which was up 22%. Investors have come to the realization that the most efficient, cost effective and quickest access to the Internet will be through cable television infrastructure. The acquisition of TCI by AT&T has confirmed this thesis. General Instrument is the largest manufacturer of cable television set-top boxes and network equipment. As cable television and telecommunications converge, we believe that General Instrument will be a primary beneficiary of a new wave of capital spending to upgrade these companys' architecture. As for Allergan, a company that had been viewed by Wall Street primarily as a contact lens solution company, new CEO David Pyott has announced a series of restructuring efforts to focus the company on its faster growing pharmaceutical businesses. David is no stranger to the drug industry as he spent the past 10 years at Novartis, a large Swiss pharmaceutical company.

This quarter was not without its disappointments. Two underperformers during this quarter were Raychem Corp., an electrical components and materials company and Ocean Energy, an independent exploration and production company. Raychem has some exposure to Asia Pacific, and therefore experienced a slowdown in two key growth products. Ocean Energy saw cashflow estimates reduced as a result of weakening commodity prices. Both issues facing these companies, we believe, are short term. We have added to the Ocean Energy position and are monitoring Raychem closely. When we believe the company has recovered from the effects of Asia, we will purchase additional shares. Raychem is a very healthy company with 50% gross margins, strong free cashflow and a very competent management team.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares of the Fund without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems, Inc., P.O. Box 419368, Kansas City, MO 64141-6368 or call (800) 992-0180.

We thank you for giving us the opportunity to help you work towards your investment needs.


Sincerely,


CRM ADVISORS, LLC



See Footnotes on page 14.

                        Pilgrim America MidCap Value Fund

--------------------------------------------------------------------------------
 COMPARISON OF A $10,000 INVESTMENT through June 30, 1998
--------------------------------------------------------------------------------


Comparison of the Change in Value of a $10,000 Investment in Pilgrim America MidCap Value Fund (the "Fund") and the Russell MidcapTM Index (the "Russell Index").

Based on a $10,000 initial investment, the graph below illustrates the total return of the Fund against the Russell Index. Note that the Russell Index has inherent performance advantages over any fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest in an index. The Fund's performance reflected below assumes the deduction of the Class A maximum sales charge in all cases.

                        9/1/95    6/30/96   6/30/97   6/30/98
                        ------    -------   -------   -------
MidCap Value Fund A      9,425     11,355    14,068    16,657
Russell MidCap Index    10,000     11,506    14,148    17,685


                        SEC Average Annual Total Returns
                               As of June 30, 1998


                                                             Ending
                                                           Redeemable
                               1 Year       Inception*       Value
                              -----------   ------------   ------------
MidCap Value Fund Class A        11.62%       19.76%         $16,657
Russell MidCapTM Index           25.00%       22.32%         $17,685
*September 1, 1995 (Commencement of Operations)

Past performance is no guarantee of future results.

                            See Footnotes on Page 14.

                        Pilgrim America MidCap Value Fund

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------

(1) Excluding the Class A maximum sales charge of 5.75% and assuming reinvestment of all dividends and distributions. Average annual total returns including the Class A maximum sales charge and assuming reinvestment of all dividends and distributions for the year ended June 30, 1998, and from September 1, 1995 (commencement of operations) to June 30, 1998, were 11.62% and 19.76%, respectively.

    Performance figures shown pertain only to Class A shares of the Fund. Class B and M shares, which are also offered by the Fund, are subject to different fees and expenses which will affect their performance.

    All return figures reflect a partial waiver of fees for the periods stated. Without such a waiver, returns would have been lower.

(2) The Russell MidCapTM Index is a broad based measure of the performance of mid-cap stocks.

(3) The S&P 500 is an unmanaged index of common stocks and is a generally accepted measure of stock market performance.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                       Pilgrim America LargeCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to report the results of operations for Pilgrim America LargeCap Value Fund (the "Fund") for the year ended June 30, 1998. As you may know, on November 1, 1997, Pilgrim America Investments, Inc. assumed the portfolio management responsibilities of the Fund from Ark Asset Management Company, Inc.

For the twelve months, the Fund earned a total return of 17.71%(1) compared to 30.16% for that of the Standard & Poor's 500 Index (the "S&P 500"),(2) a proxy for the broad U.S. stock market, and compared to 24.99% for the Standard & Poor's Barra Value Index (the "Barra Index")(3). The Fund earned a total return of 11.03%(1) for the six months ended June 30, 1998, versus the S&P 500 return of 17.71% and the Barra Index return of 12.01%.


Economic Environment and Equity Market Conditions

Our year end 1997 expectation that the equity market could again advance in 1998 was more than met through the first half of 1998. We thought that investment returns would be good as measured by long-term historical standards, though perhaps less spectacular than those experienced over 1995-1997. Further, we thought earnings growth, more than expansion of the market's price-to-earnings ratio (P/E), would play a greater role in propelling the stocks. These factors, we thought, would rest upon a favorable setting of good, but slowing economic growth, low interest rates and constructive domestic monetary policy.

With a few differences, our thesis played out. Through the first half of 1998, the equity market, as defined by the S&P 500, had one of its best ever performances on both an annualized and historical basis. The domestic economy was more than cooperative, growing 5.4% in the first calendar quarter and very likely to grow at 1.0-1.5% in the second -- the gradual slowing we anticipated. Interest rates and monetary policy also tracked our expectations.

We were correct in thinking that growth in earnings would play a greater role than P/E expansion in advancing the equity market. True, the P/E's did expand for the high or sustained growth companies. But throughout the six-month period, and for the vast majority of stocks, the rate and direction of earnings growth was a pacing issue. The specter of broadly weakening economic conditions besetting the Asian nations and its impact on U.S. companies overshadowed stocks the entire period. As companies reported their financial results for 1997 during January and February, the Asian impact appeared less pronounced than feared and the larger stocks rallied. This scenario repeated in the April-May reporting period.

Nevertheless, corporate vulnerability to Asia did impact stock returns. Despite the S&P 500's 17.71% return through June, most of it was produced in the first quarter when the market return was 14.0% as compared to 3.3% in the second quarter. Not unsurprisingly, the market's returns mimicked the overall pattern of earnings growth, one that decelerated from better than 3% to about 1.5%.

                       Pilgrim America LargeCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------


Varying sentiment about earnings led to some disparate returns among stocks. In general, largecap stocks outperformed their smaller brethren. S.C. Bernstein, a Wall Street brokerage and research firm, has noted that, on an equally weighted basis, the 50 largest stocks of the S&P 500 are up 22.5% in 1998 while the next largest 450 are up merely 12%. They further note that the 20 largest growth stocks represent about a third of the S&P 500. It follows that since cyclical and Asian factors had less worrisome effects on this relatively small pool of growth stocks, investors not bound to a disciplined value strategy gravitated toward them despite extended valuations. This has made the overall S&P 500 a difficult benchmark to surpass with diversified portfolios, let alone with a value strategy.


LargeCap Value Fund

Your fund generated good performance for the past three and six months. Overall, performance was very consistent with the value style of investing. The Fund returned 0.34% and 11.03% for the last three and six months ended June 30, 1998, respectively as compared to the Barra Index returns of 0.41% and 12.01% for the same periods.

Following through on the initiative set forth in November, we continued to gradually restructure the Fund, but stayed consistent with an orientation toward value. We reduced the number of individual holdings further to 54, down from 71 in December and 83 at the outset. The Fund has very good diversification without over-dilution.

Keeping with our strategy outlook, we reduced exposure in the portfolio to the more economically sensitive sectors, broad classifications that include various common industry groups, eliminating or reducing positions in the basic industries: Metals, Diversified Chemicals, Paper & Forest Products, Packaging, Rails and Pollution Control. Our mixed sentiment at the beginning of the year toward energy stocks was appropriate, as oil prices continued to retreat until mid year, in turn driving the stocks down further. The Fund has maintained about 8% in the sector, modest and in line with their representation in market, despite attractive valuations. Conversely, we increased the more defensive sectors or portions less exposed to Asia: Pharmaceuticals, Retail, Airlines and Publishing.

Looking forward, we are not yet anticipating a recession, but do expect the economy to enter an extended period of slower growth. Asian influences, a high level of employment and somewhat less accommodating monetary policy are apt to throttle the economy. As such, we plan to continue a more defensive posture with the Fund. Within that framework, we plan to keep the Fund oriented toward undervalued companies with strong underlying cash flows and solid fundamental prospects.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares of the Fund without incurring a

                       Pilgrim America LargeCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------


sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems, Inc., P.O. Box 419368, Kansas City, MO 64141-6368 or call (800) 992-0180.

We thank you for giving us the opportunity to help you work towards your investment needs.


Sincerely,


/s/ G. David Underwood


G. David Underwood, CFA
Vice President and Senior Portfolio Manager
Pilgrim America LargeCap Value Fund


See Footnotes on page 19.

                       Pilgrim America LargeCap Value Fund

--------------------------------------------------------------------------------
 COMPARISON OF A $10,000 INVESTMENT through June 30, 1998
--------------------------------------------------------------------------------


Comparison of the Change in Value of a $10,000 Investment in Pilgrim America LargeCap Value Fund (the "Fund"), the Standard & Poor's 500 Index (the "S&P 500") and the Standard & Poor's Barra Value Index (the "Barra Index").

Based on a $10,000 initial investment, the graph below illustrates the total return of the Fund against the S&P 500 and the Barra Indexes. Note that the indexes have inherent performance advantages over any fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest in an index. The Fund's performance reflected below assumes the deduction of the Class A maximum sales charge in all cases.

                        9/1/98   6/30/96  6/30/97  6/30/98
                        ------   -------  -------  -------
LargeCap Value Fund A    9,425   11,269   13,888   16,348
S&P 500 Index           10,000   12,164   16,385   21,327
S&P Barra Value Index   10,000   11,829   15,479   19,347




                        SEC Average Annual Total Returns
                               As of June 30, 1998


                                                            Ending
                                                          Redeemable
                                1 Year     Inception*       Value
                                --------   ------------   ------------
LargeCap Value Fund Class A     10.98%       18.97%         $16,348
S&P 500 Index                   30.16%       30.68%         $21,327
S&P Barra Value Index           24.99%       26.26%         $19,347
*September 1, 1995 (Commencement of Operations)

Past performance is no guarantee of future results.

                            See Footnotes on Page 19.

                       Pilgrim America LargeCap Value Fund

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------


(1) Excluding the Class A maximum sales charge of 5.75% and assuming reinvestment of all dividends and distributions. Average annual total returns including the Class A maximum sales charge and assuming reinvestment of all dividends and distributions for the year ended June 30, 1998, and from September 1, 1995 (commencement of operations) to June 30, 1998, were 10.98% and 18.97%, respectively.

    Performance figures shown pertain only to Class A shares of the Fund. Class B and M shares, which are also offered by the Fund, are subject to different fees and expenses which will affect their performance.

    All return figures reflect a partial waiver of fees for the periods stated. Without such a waiver, returns would have been lower.

(2) The S&P 500 is an unmanaged index of common stocks and is a generally accepted measure of stock market performance.

(3) The S&P Barra Index is a capitalization-weighted index of all of the stocks in the S&P 500 that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization is in the Value Index.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                   Pilgrim America Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------


Dear Shareholder:

The following are the results of operations for Pilgrim America Asia-Pacific Equity Fund (the "Fund"), for the year ended June 30, 1998.

For the twelve months, the Fund earned a net return of -59.29%(1) compared to -60.49% for the Morgan Stanley Capital International All Countries Far East ex-Japan (Free) Index (the "MSCI"), a measure of the performance of Far East markets excluding Japan.


General Economic Environment

The Asia Pacific region generally finds itself in the worst economic and financial environment since the first oil crisis. The factors that we described in our last report twelve months ago, in terms of inter-related currency weakness, high interest rates, and sharp decelerations in regional economies have become more evident in the first half of 1998. With the notable exceptions of China, Taiwan, and possibly the Philippines, we expect all regional economies to contract this year. Exacerbating regional difficulties has been the continued poor performance of the Japanese economy to which South East Asia is especially sensitive. The weakness of the Japanese economy has led to a fall in the value of the Yen, which affects Japanese direct investment, Japan's propensity to import from Asia, and Asia's ability to compete with Japan in third markets. In addition, the distress in the Japanese banking system has tended to result in the withdrawal of Japanese credit and lending from Asia, thus exacerbating liquidity problems in the region.


Specific Equity Market Conditions

The table below summarizes the total returns of the respective MSCI Country Indices, which comprise the Far East ex-Japan (Free) Index:


                                         Total Return (%)
                    Country              7/1/97 - 6/30/98
                    -------              ----------------
                    Hong Kong  .............  -48.39
                    Malaysia   .............  -74.66
                    Singapore  .............  -57.77
                    Thailand   .............  -72.76
                    Indonesia  .............  -89.68
                    Philippines ............  -59.36
                    South Korea ............  -68.47
                    Taiwan  ................  -38.35

Source: Frank Russell Company

                    Pilgrim America Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------


Much of the last year has been characterized by a sense of crisis and contagion, with problems emanating from South Asia increasingly having an impact on the Greater China bloc and Korea. In the case of Hong Kong a strong run in the economy and asset prices prior to, and surrounding the resumption of Chinese sovereignty gave way to a much more difficult environment in the last twelve months. With a currency board system, Hong Kong's increased "risk premium" has been reflected in much higher interest rate differentials versus the U.S. dollar which has, obviously, had a significant negative impact on real economic activity, as well as asset prices. This adjustment process continues. However Hong Kong has a sound banking system, relatively good corporate governance, and a proximity to, and integration with China which remains a very attractive longer term story. Against this background we believe Hong Kong will continue to have significant regional advantages, although short term we expect the economy to be in recession for at least the balance of 1998.

Thailand, Malaysia, and of course Indonesia are facing difficulties of a different magnitude altogether. In Indonesia economic difficulties have been exponentially increased by political uncertainty and subsequent succession. The collapse in the currency and resulting explosion in the scale of dollar debt in the corporate sector suggests a very painful debt workout and recapitalization of the banking sector. In Thailand a collapse in domestic demand has resulted in a sharp turnaround in the trade and current account, and a start has been made on closure of insolvent financial institutions and the recapitalization of the banking sector. Nevertheless the economic contraction is likely to last well into 1999. As with other regional economies, greater access of foreign capital to the ownership of Thai assets is an essential part of a "recovery scenario". This will require greater transparency in bankruptcy and foreclosure procedures, as well as acceptance of foreign ownership. In Malaysia the economy is decelerating later than the rest of the region, but against the background of excessive leverage in the corporate sector, oversupply in the property market, and an embryonic bad debt problem in the banking sector. Whilst this has already been partially discounted in the equity market the key issue for investors is the credibility of domestic policy, and the risk of premature attempts to reflate.

Singapore and the Philippines provide a fundamentally more positive environment. In Singapore relatively strong balance sheets and rigorous banking governance means that the fabric of the real and financial economy is intact. However a slowdown in the critical electronics sector, as well as immediate difficulties in the geographically close economies of Malaysia and Indonesia, means that Singapore is not immune to a cyclical slowdown of some magnitude. In the Philippines strong growth characteristics have up until recently been evident. Excesses, in terms of "asset bubbles" and the mispricing of capital via fixed exchange rates are less evident in the Philippines, and we are optimistic regarding longer term prospects.

In Taiwan the economy is on a much sounder footing although deceleration is evident. A current account surplus, closed capital account and the absence of capital misallocation are positive, although cyclical risks related to Japan and the region are clear. In Korea the collapse of the currency has finally exposed the massive leverage in the corporate sector, and the culture of the pursuit of market share growth, rather than returns on investment. The involvement of the IMF and collapse in domestic demand is leading to historically high levels of unemployment, and the urgent need to restructure,

                    Pilgrim America Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------


attract foreign capital, and to address the relationship between capital and labor, which is close to the Japanese practice. This requires strong political leadership, which appears to be evident.


Pilgrim America Asia-Pacific Equity Fund

Our strategy for the last twelve months has been to remain focused on Greater China. Although these markets have, obviously, suffered with the region we remain optimistic regarding the longer term prospects for China, and with Hong Kong. Elsewhere we believe that Singapore with its strong regulatory environment, robust corporate balance sheets, and sound banking system suggests a faster recovery potential than other markets in South Asia. We also feel the Philippines, although subject to regional difficulties, has excellent longer term potential given its relative immaturity in terms of development. Elsewhere we have no exposure to Indonesia, and small positions in Thailand and Malaysia. Korea provides stock specific opportunities in export sectors, given its competitive industrial base. In Taiwan we expect to increase exposure when we have greater confidence in the technology sector, in which Taiwanese companies continue to be both competitive and well managed.

Overall the financial dislocation of 1997 is now resulting in deep recessions, asset price adjustment and solvency difficulties. There is, after a decade of strong growth, undoubtedly a need for a cleansing process, restructuring, greater transparency, and a more robust regulatory environment. Foreign capital is essential for recovery over a reasonable time frame, which is likely to return with the appropriate policy framework, and the restoration of confidence. This would have a dramatic impact on interest rates and sentiment. This will take time, and the balance of 1998 is likely to remain difficult both for the economies of the region and their capital markets.

Nevertheless we believe the most traumatic period is now behind us, and we hope to report a more positive environment when we next write to you.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares of the Fund without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems, Inc., P.O. Box 419368, Kansas City, MO 64141-6368 or call (800) 992-0180.

We thank you for giving us the opportunity to help you work towards your investment needs.


Sincerely,


HSBC ASSET MANAGEMENT AMERICAS, INC.
HSBC ASSET MANAGEMENT HONG KONG LIMITED


See Footnotes on page 24.

                    Pilgrim America Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 COMPARISON OF A $10,000 INVESTMENT through June 30, 1998
--------------------------------------------------------------------------------


Comparison of the Change in Value of a $10,000 Investment in Pilgrim America Asia-Pacific Equity Fund (the "Fund") and the MSCI Far East ex-Japan (Free) Index (the "MSCI").

Based on a $10,000 initial investment, the graph below illustrates the total return of the Fund against the MSCI. Note that the MSCI has inherent performance advantages over any fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest in an index. The Fund's performance reflected below assumes the deduction of the Class A maximum sales charge in all cases.


                               9/1/98  6/30/96  6/30/97   6/30/98
                               ------  -------  -------   -------
Asia-Pacific Equity Fund A     9,425    9,780    10,345    4,211
MSCI Far East ex Japan        10,000   11,386    11,707    4,780
(Free) Index



                          Average Annual Total Returns
                               As of June 30, 1998



                                                                     Ending
                                                                   Redeemable
                                         1 Year     Inception*       Value
                                        ---------   ------------   ------------
Asia-Pacific Equity Fund Class A        -61.55%      -26.27%          $4,211
MSCI Far East ex Japan (Free) Index     -60.49%      -22.96%          $4,780
*September 1, 1995 (Commencement of Operations)

Past performance is no guarantee of future results.

                            See Footnotes on Page 24.

                    Pilgrim America Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------


(1) Excluding the Class A maximum sales charge of 5.75% and assuming reinvestment of all dividends and distributions. Average annual total returns including the Class A maximum sales charge and assuming reinvestment of all dividends and distributions for the year ended June 30, 1998, and from September 1, 1995 (commencement of operations) to June 30, 1998, were -61.55% and -26.27%, respectively.

    Performance figures shown pertain only to Class A shares of the Fund. Class B and M shares, which are also offered by the Fund, are subject to different fees and expenses which will affect their performance.

    All return figures reflect a partial waiver of fees for the periods stated. Without such a waiver, returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

Principal risk factors: exposure to financial and market risks that accompany investment in equities, and exposure to changes in currency exchange rates and economic and political risks of foreign investing.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------


Dear Shareholder:


It is our pleasure to share with you the results of operations for the Pilgrim America High Yield Fund ("the Fund") for the year ended June 30, 1998.

With the economic crisis in Asia and a weakening equity market, some of the optimism in the high yield market has begun to wane. Investors have become increasingly concerned about the spillover effect from collapsing economies overseas. The fear of cheap imports as well as a reduction in demand for the domestic export market has given the market reason to reassess individual credits. Performance results for the year ending June 30, 1998, were above average. The Fund had a total return of 11.71%(1) versus the Lipper High Current Yield average of 11.45%. These results ranked the Fund 81 of 215 comparable funds in the High Current Yield category for the same period.(1)(2)(3)

Monetary policy has remained steady in the United States for the last twelve months, as the Federal Funds rate target was unchanged at 5.50%. The Federal Open Market Committee had feared the domestic economy was overheating in the second half of 1997, but did not tighten monetary policy in the US as the initial hits to the Asian currencies began. The situation has worsened overseas in 1998 and has continued to keep the FOMC on hold. They are still very concerned about inflation, particularly wage inflation, but also realize that the dramatically weaker currencies of the Pacific Rim countries could present a slower economic growth scenario for the US.

The interest rate environment has been friendly to corporations the last year. Short-term interest rates have remained relatively unchanged with the Prime Rate not moving from 8.50% and three-month LIBOR quoted in a range from 5.60% to 5.90%. Short term interest rates are important for high yield issuers because many of the companies that issue long term bonds also borrow short term at rates that are set at a margin above LIBOR. Low short-term rates have saved money and helped increase cash flows for high yield issuers.

Long-term interest rates have improved dramatically for high yield issuers during the last twelve months as ten year Treasuries have fallen from the 6.40% area to the 5.40% area. This has helped lower the long term cost of capital for many of the companies in which the Fund invests, which is credit positive, but also has the negative effect of lowering available yields on assets the Fund purchases. Every effort is made to maintain the Fund's dividend without compromising credit quality. This is an area that we, your Fund's management, have emphasized as we invest in high yield issues.

High yield issues have traded in a range of approximately 250 to 340 basis points off ten-year treasuries in the last year, according to the KDP High Yield Index. Spreads, which are a measure of additional yield paid above treasuries for the risk we take owning these securities, have generally widened during the year. This reflects the market's concern about an economic slowdown in the US as a result of the problems in Asia. While spread widening is very much a concern for us, we believe that ultimately international problems will not drive the domestic economy into a recession.

New issues set a blistering pace for the calendar year 1997 totaling a record $125.5 billion. The first six months of 1998 have similarly been very active with issuance totaling $97.2 billion versus $55.3 billion for the comparable period in 1997. This places the high yield market on a pace to break the new issuance record again in 1998. However, as the second half of 1998 has begun issuance has slowed as investors have become more concerned about earnings and some high yield mutual funds have experienced

                         Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------



redemptions. We remain cautious about the outlook for the calendar in the second half of 1998, at the same time, we realize there are opportunities in the occasional dips that occur in our market as profit taking occurs.

Top industry weightings include Communications, Retail, and Media & Entertainment. Gaming, formerly one of our top industry weightings was reduced, as we have become concerned about overbuilding in the Las Vegas market and new competition creating over saturation in some of the regional markets. Retail has been added to the top holding list. Issues purchased include Tuesday Morning and Advance Stores. In the current strong domestic consumption environment these issues should perform well. Long term we are concerned about aging population demographic effects on this sector, but we believe these factors will take a much longer time frame to develop, changing the cash flow picture for these companies.

Assets of the Fund have continued to grow in 1998. This reflects both the good performance of the Fund within the high yield asset class, and the general popularity of high yield bonds. During the early part of 1998 we have been accumulating cash as we have observed valuations in the equity markets reaching historically high levels and spreads on high yield bonds remaining relatively tight. We remain cautious on the market and will not hesitate to increase cash if we feel the market does not recognize value.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., PO Box 419368, Kansas City, Missouri 64141-6368 or call (800) 992-0180.

Thank you for the opportunity to serve your high yield investment needs. If you have any questions or comments, please do not hesitate to contact us.


Sincerely,



/s/ Kevin G. Mathews


Kevin G. Mathews
Vice President and Senior Portfolio Manager
Pilgrim America Group, Inc.

See Footnotes on Page 28.

                         Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
 COMPARISON OF A $10,000 INVESTMENT through June 30, 1998
--------------------------------------------------------------------------------


Comparison of the Change in Value of a $10,000 Investment in Pilgrim America High Yield Fund, the Lehman Brothers High Yield Index (the "Lehman Index") and the CS First Boston High Yield Index (the "First Boston Index").

Based on a $10,000 initial investment, the graph below illustrates the total return of Pilgrim America High Yield Fund against the Lehman Index and the First Boston Index. Note that the Lehman Index and the First Boston Index have inherent performance advantages over any fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest in an index. The Fund's performance reflected below assumes the deduction of the Class A maximum sales charge in all cases.


                             6/30/88  6/30/89  6/30/90   6/30/91  6/30/92  6/30/93  6/30/94  6/30/95  6/30/96  6/30/97  6/30/98
                             -------  -------  -------   -------  -------  -------  -------  -------  -------  -------  -------
High Yield Fund A             9,522    10,255    9,879    10,720   13,202   15,366   16,027   17,571   19,806   23,202   25,918
Lehman High Yield A          10,000    10,917   10,759    12,300   15,310   17,752   18,383   20,925   22,950   26,138   29,107
CS First Boston High Yield   10,000    10,967   10,759    12,447   15,579   18,222   19,013   21,389   23,522   26,972   29,934




                          Average Annual Total Returns
                               As of June 30, 1998


                                                                                Ending
                                                                              Redeemable
                                            1 Year     5 Year     10 Year       Value
                                            --------   --------   ---------   ------------
High Yield Fund Class A   ...............    6.39%      9.95%       9.99%       $25,918
Lehman High Yield Index   ...............   11.36%     11.02%       11.28%      $29,107
CS First Boston High Yield Index   ......   10.98%     10.44%       11.59%      $29,934

Past performance is no guarantee of future results.

                            See Footnotes on Page 28.

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------


(1) Total return figures and rankings reflect a partial waiver of expenses for the period stated. Performance figures shown pertain only to Class A shares of the Fund without deducting the 4.75% maximum sales charge. The average annual total returns for the one, five and ten-year periods ended June 30, 1998, after deduction of the Class A maximum sales charge of 4.75% were 6.39%, 9.95% and 9.99%, respectively.

    Total returns for Class B and M shares including the applicable contingent deferred sales charge of 5.00% (Class B shares only) or the maximum sales charge of 3.25% for the year ended June 30, 1998 were 5.90% and 7.52%, respectively.

(2) Lipper Analytical Services, Inc. ranked Class A shares of the Fund for total return, without deducting sales charges and assuming reinvestments of all dividends and distributions, and reflecting a partial waiver of expenses. For the five and ten-year periods ended June 30, 1998, the Fund ranked 12 and 23 out of 76 and 52 funds, respectively. Performance figures shown pertain only to Class A shares of the Fund. Class B and Class M shares, which are also offered by the Fund, are subject to different fees and expenses which will affect their performance.

(3) The Lipper High Current Yield average is an average of one-year returns for 215 funds in that Lipper category as of June 30, 1998. For the five and ten-year periods ended June 30, 1998, the Lipper High Current Yield average returns were 9.90% and 10.23% for 76 and 52 funds, respectively.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

Principal risk factors: exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                    Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------


Dear Shareholder:


We are pleased to report the results of operations for the Pilgrim Government Securities Income Fund ("the Fund") for the year ended June 30, 1998. As of June 30, 1998, the Fund's 30-day standardized SEC yield was 3.84%(1). The average annual total returns for the one, five, and ten year periods ended June 30, 1998, the reinvestment of all dividends and distributions were 7.63%, 4.87%, and 6.88%, respectively(1).


General Economic and Market Environment

In reviewing last year's shareholder letter, I find that not much has changed in the economic environment. The Asian economies have been weaker than expected but their impact on the United States economy has so far been minimal. I would argue that the Asian crisis has been Goldilocks' best friend. I say this because it has moderated growth in the United States while containing price inflation.

On the employment front, the unemployment rate has declined from 5.0% (as of June 97) to 4.5% today; however, the employment cost index (a measure of wage inflation) has not risen. This relation-ship between employment and inflation does not follow traditional economic theory. The Federal Reserve, which is responsible for maintaining price stability, must be nervous about the historically low unemployment rate and its impact on future inflation.


Mortgage Securities Market in Particular

The last twelve months have not been kind to mortgage securities. The low interest rate environ-ment has caused the mortgage refinance index to rise to historic levels. This has been exasperated by the increased sophistication of the average homeowner who receives numerous solicitations to refinance his mortgage. Management has reduced its impact from prepayments by reallocating the portfolio's mortgage concentration into the agency market where prepayment risk does not exist. Although allowed by the prospectus, management continues its pledge to avoid mortgage derivatives while emphasizing more stable, seasoned mortgage pass-throughs.


Analysis of the Pilgrim Government Securities Income Fund

The effective duration (a measure of price sensitivity) of the portfolio as of June 30, 1998, was approximately 4.0, slightly below the Lehman Government/Mortgage Index and significantly below most other government securities funds. During most of the second half of 1998, management maintained a portfolio duration either at or slightly below the benchmark. The Fund strives to provide competitive returns while having less volatility and more downside protection than most other government securities funds. That being said, the strong bullish environment that has prevailed over the last twelve months is not one in which this Fund excels. It is our belief that the strategy and philosophy that we adhere to is one that will provide the potential for an attractive long-term risk/reward profile. The

                    Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------


Fund continues its ongoing commitment to shareholders of avoiding the risks associated with exotic derivatives, leverage, as well as futures and options.

For the second half of 1998, we believe that economic growth will remain slow, however, we do not see recessionary conditions. Consumer demand remains strong and manufacturing should improve towards the end of 1998 as inventories return to normalized levels. The one risk to the economy is not Asia but rather the stock market. A significant correction in the stock market could stifle consumer demand as discretionary incomes decline and consumer confidence is negatively impacted. Looking forward, the Federal Reserve will most likely take no action on monetary policy for the foreseeable future. The strong labor market will keep the Federal Reserve fearful of inflation and therefore, hesitant to ease rates. The weak Asian economies and their impact on the United States (both direct and indirect) will keep them from raising rates. As we go to press, the thirty-year treasury is currently trading just above 5.50% and the two-year treasury just below 5.375%. The yield curve is very flat with not much difference in yield between the two and thirty-year treasury. Historically, the yield curve does not stay flat for long. The probability is high that the yield curve will revert back to a normal upward sloping curve within the next six months.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way of acquiring additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., P.O. Box 419338, Kansas City, Missouri 64141-6338 or call (800) 992-0180.

Thank you for your continued support, and do not hesitate to contact us with any comments or questions regarding the Fund.


Sincerely,


/s/ Charles G. Ullerich


Charles G. Ullerich, C.F.A.
Portfolio Manager
Pilgrim America Investments, Inc.

See Footnotes on Page 32.

                    Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 COMPARISON OF A $10,000 INVESTMENT through June 30, 1998
--------------------------------------------------------------------------------


Comparison of the Change in Value of a $10,000 Investment in Pilgrim Government Securities Income Fund, the Lehman Brothers GNMA Index, the Lehman Brothers
Intermediate  Government  Securities  Index and the Lehman  Brothers  Treasuries
Index.

Based on a $10,000 initial investment, the graph below illustrates the total return of Pilgrim Government Securities Income Fund against the Lehman Brothers GNMA Index, the Lehman Brothers Intermediate Government Securities Index and the Lehman Brothers Treasuries Index. Note that the Lehman Brothers Indices have inherent performance advantages over any fund since they have no cash in the portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest in an index. The Fund's performance reflected below assumes the deduction of the Class A maximum sales charge in all cases.

                            6/30/88  6/30/89  6/30/90  6/30/91  6/30/92  6/30/93  6/30/94  6/30/95  6/30/96  6/30/97  6/30/98
                            -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Gov't Securities Income A     9,525   10,494   11,177   12,204   13,309   14,616   14,251   15,528   16,046   17,222   18,536
Lehman GNMA Index            10,000   11,224   12,309   13,785   15,701   17,130   16,911   19,025   20,170   22,058   23,999
Lehman Intermediate
Gov't Index                  10,000   11,009   11,859   13,109   14,795   16,280   16,249   17,833   18,713   20,013   21,690
Lehman Treasuries Index      10,000   11,222   11,986   13,187   14,999   16,949   16,719   18,735   19,572   21,001   23,380


                          Average Annual Total Returns
                               As of June 30, 1998

                                                                                    Ending
                                                                                  Redeemable
                                                1 Year     5 Year     10 Year       Value
                                                --------   --------   ---------   ------------
Government Securities Income Fund A    ......    7.63%      4.87%      6.88%        $18,536
Lehman GNMA Index    ........................    8.80%      6.98%      9.15%        $23,999
Lehman Intermediate Government Index   ......    8.38%      5.91%      8.05%        $21,690
Lehman Treasuries Index    ..................   11.33%      6.65%      8.86%        $23,380

Past performance is no guarantee of future results.

                            See Footnotes on Page 32.

                   Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------


(1) Total return and yield figures reflect a partial waiver of expenses for some of the periods stated. Performance figures shown pertain only to Class A shares of the Fund excluding the 4.75% maximum sales charge. The average annual total returns for the one, five and ten-year periods ended June 30, 1998, including the Class A maximum sales charge were 2.55%, 3.85% and 6.37%, respectively. The 30-day standardized SEC yields for Class B and M shares as of June 30, 1998, were 3.36% and 3.44%, respectively.

    Total returns for Class B and M shares for the year ended June 30, 1998, including the maximum contingent deferred sales charge of 5.00% (Class B shares only) or the maximum sales charge of 3.25% (Class M shares only) and assuming reinvestment of all dividends and distributions were 1.78% and 3.52%, respectively. Total returns for Class B and M shares excluding sales charges and assuming reinvestment of all dividends and distributions were 6.78% and 7.02%, respectively for the year ended June 30, 1998.

    The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six month period from July to December, 1992. Therefore the Fund's performance was higher than it would have been had the Fund adhered to its 10% borrowing investment restriction.

(2) The Lehman Brothers GNMA, Intermediate Government and Treasuries Indices are unmanaged market indices representative of different types of holdings in the Fund's portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                             Pilgrim America Funds

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------



To the Shareholders and Board of Directors

Pilgrim America Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pilgrim America Bank and Thrift Fund, Pilgrim America MagnaCap Fund, Pilgrim America MidCap Value Fund, Pilgrim America LargeCap Value Fund, Pilgrim America Asia-Pacific Equity Fund, Pilgrim America High Yield Fund, and Pilgrim Government Securities Income Fund as of June 30, 1998, and the related statements of operations for the year then ended, except for the Pilgrim America Bank and Thrift Fund which are for the six-month period ended June 30, 1998, and the year ended December 31, 1997, and the statements of changes in net assets for each of the years in the two-year period ended June 30, 1998 except for the Pilgrim America Bank and Thrift Fund which are for the six-month period ended June 30, 1998, and each of the years in the two-year period ended December 31, 1997, and financial highlights for the six months ended June 30, 1998 and each of the years in the three-year period ended December 31, 1997 for the Pilgrim America Bank and Thrift Fund, for each of the years in the four-year period ended June 30, 1998 for the Pilgrim America MagnaCap Fund and Pilgrim Government Securities Income Fund, for each of the years in the two-year period ended June 30, 1998, and the period from September 1, 1995 (commencement of operations) to June 30, 1996, for the Pilgrim America MidCap Value Fund, Pilgrim America LargeCap Value Fund, and Pilgrim America Asia-Pacific Equity Fund, and for each of the years in the three-year period ended June 30, 1998, and the eight-month period ended June 30, 1995, for the Pilgrim America High Yield Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to January 1, 1995 for Pilgrim America Bank and Thrift Fund, and all periods ended prior to July 1, 1994, for Pilgrim America MagnaCap Fund and Pilgrim Government Securities Income Fund, for all periods ending prior to November 1, 1994 for Pilgrim America High Yield Fund, the financial highlights were audited by other auditors whose reports thereon dated January 19, 1995, July 22, 1994 and November 17, 1995, respectively, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds as of June 30, 1998, the results of their operations, the changes in their net assets, and financial highlights for each of the 1995 through 1998 years or periods indicated above in conformity with generally accepted accounting principals.

                                     KPMG PEAT MARWICK LLP

Los Angeles, California
July 31, 1998

                              Pilgrim America Funds

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES As of June 30, 1998
--------------------------------------------------------------------------------

                                                                           Bank and                           MidCap
                                                                            Thrift          MagnaCap          Value
                                                                             Fund             Fund             Fund
                                                                         --------------   --------------   --------------
ASSETS:
Investments in securities at market value (Cost $547,761,252
 $307,227,777 and $61,674,394, respectively)                             $826,899,911     $425,441,014      $ 72,573,349
Affiliated Issuers (Cost $4,064,062)                                        3,995,000              --                --
Short-term investments at amortized cost                                   79,817,000       17,084,000         9,965,000
Cash                                                                           22,958           13,244            19,713
Receivables:
 Fund shares sold                                                           9,488,821          657,096           364,774
 Dividends and interest                                                       857,359          568,511            51,469
 Due from affiliate                                                               --               --              5,638
 Investment securities sold                                                       --               --          1,247,380
Prepaid expenses                                                              124,677           53,504            22,700
Deferred organization expenses                                                    --               --             56,525
                                                                         -------------    -------------     -------------
  Total Assets                                                            921,205,726      443,817,369        84,306,548
                                                                         -------------    -------------     -------------
LIABILITIES:
Payable for investment securities purchased                                11,066,397          895,900         2,875,166
Payable for fund shares redeemed                                              766,373        1,429,008            86,091
Payable to affiliate                                                           13,000            4,000             1,000
Other accrued expenses and liabilities                                        251,537          267,303            52,777
                                                                         -------------    -------------     -------------
  Total Liabilities                                                        12,097,307        2,596,211         3,015,034
                                                                         -------------    -------------     -------------
NET ASSETS                                                               $909,108,419     $441,221,158      $ 81,291,514
                                                                         =============    =============     =============
NET ASSETS CONSIST OF:
 Paid-in capital                                                         $623,029,322     $276,915,083      $ 66,624,460
 Undistributed net investment income                                        2,306,539              --                --
 Accumulated net realized gain on investments                               4,702,961       46,092,838         3,768,099
 Net unrealized appreciation of investments                               279,069,597      118,213,237        10,898,955
                                                                         -------------    -------------     -------------
 Net Assets                                                              $909,108,419     $441,221,158      $ 81,291,514
                                                                         =============    =============     =============
Class A:
 Net assets                                                              $549,281,761     $348,758,838      $ 27,484,859
 Shares authorized ($0.10, $1.00 and $0.00 par value, respectively)       100,000,000       80,000,000        28,000,000
 Shares outstanding                                                        19,959,143       20,428,975         1,636,942
 Net asset value and redemption price per share                          $      27.52     $      17.07      $      16.79
 Maximum offering price per share(1)                                     $      29.20     $      18.11      $      17.81
Class B:
 Net assets                                                              $359,826,658     $ 77,786,761      $ 40,574,456
 Shares authorized ($0.10, $1.00 and $0.00 par value, respectively)       100,000,000       80,000,000        28,000,000
 Shares outstanding                                                        13,131,548        4,614,763         2,463,511
 Net asset value, redemption and offering price per share(2)             $      27.40     $      16.86      $      16.47
 Maximum offering price per share(2)                                     $      27.40     $      16.86      $      16.47
Class M:
 Net assets                                                              $        --      $ 14,675,559      $ 13,232,199
 Shares authorized ($0.10, $1.00 and $0.00 par value, respectively)               --        40,000,000        14,000,000
 Shares outstanding                                                               --           865,956           800,889
 Net asset value and redemption price per share                          $        --      $      16.95      $      16.52
 Maximum offering price per share(3)                                     $        --      $      17.56      $      17.12

------------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

                              Pilgrim America Funds


--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES As of June 30, 1998 (Continued)
--------------------------------------------------------------------------------

                                                                   LargeCap     Asia-Pacific                      Government
                                                                    Value          Equity        High Yield       Securities
                                                                     Fund           Fund            Fund         Income Fund
                                                                -------------- --------------- --------------- ----------------
ASSETS:
Investments in securities at market value (Cost $22,994,397,
 $33,736,612, $235,368,035 and $24,915,749,
 respectively)                                                  $ 27,679,748   $ 21,649,056     $235,033,203   $  25,199,957
Short-term investments at amortized cost                           1,072,000      3,881,000       36,615,000       1,586,000
Cash                                                                  39,438         79,337           41,995          10,493
Receivables:
 Fund shares sold                                                     36,454         37,352        5,073,459          81,946
 Dividends and interest                                               33,851         94,707        4,569,744         278,379
 Due from affiliate                                                   20,824         13,910           19,932             --
 Investment securities sold                                              --           3,916        5,127,854             --
 Other                                                                   --             --               --            5,344
Prepaid expenses                                                      17,046         18,654           46,174          16,123
Deferred organization expenses                                        56,525         56,525              --              --
                                                                -------------  -------------    ------------   --------------
  Total Assets                                                    28,955,886     25,834,457      286,527,361      27,178,242
                                                                -------------  -------------    ------------   --------------
LIABILITIES:
Payable for investment securities purchased                          134,085            --         9,503,750             --
Payable for fund shares redeemed                                      22,339        553,309          444,739           8,385
Payable to affiliate                                                     850          2,500            2,000             200
Other accrued expenses and liabilities                                54,210        133,352           65,184          43,919
                                                                -------------  -------------    ------------   --------------
  Total Liabilities                                                  211,484        689,161       10,015,673          52,504
                                                                -------------  -------------    ------------   --------------
NET ASSETS                                                      $ 28,744,402   $ 25,145,296     $276,511,688   $  27,125,738
                                                                =============  =============    ============   ==============
NET ASSETS CONSIST OF:
 Paid-in capital                                                $ 23,361,324   $ 62,095,868     $284,645,744   $  32,617,081
 Undistributed (overdistributed) net investment income                   --        (182,809)       1,300,067             --
 Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                  697,727    (24,680,224)      (9,099,291)     (5,775,551)
 Net unrealized appreciation (depreciation) of investments
  and other assets, liabilities and forward contracts
  denominated in foreign currencies                                4,685,351    (12,087,539)        (334,832)        284,208
                                                                -------------  -------------    ------------   --------------
 Net Assets                                                     $ 28,744,402   $ 25,145,296     $276,511,688   $  27,125,738
                                                                =============  =============    ============   ==============
Class A:
 Net assets                                                     $  7,606,252   $ 11,796,384     $102,424,365   $  23,682,312
 Shares authorized ($0.10, $1.00 and $0.00 par value,
  respectively)                                                   28,000,000     24,000,000       80,000,000   1,000,000,000
 Shares outstanding                                                  517,272      2,647,775       14,769,012       1,839,287
 Net asset value and redemption price per share                 $      14.70   $       4.46     $       6.94   $       12.88
 Maximum offering price per share(1)                            $      15.60   $       4.73     $       7.29   $       13.52
Class B:
 Net assets                                                     $ 15,605,341   $  9,083,593     $154,302,700   $   3,219,939
 Shares authorized ($0.10, $1.00 and $0.00 par value,
  respectively)                                                   28,000,000     24,000,000       80,000,000   1,000,000,000
 Shares outstanding                                                1,081,073      2,078,785       22,304,824         250,823
 Net asset value, redemption and offering price per share(2)    $      14.44   $       4.37     $       6.92   $       12.84
 Maximum offering price per share(2)                            $      14.44   $       4.37     $       6.92   $       12.84
Class M:
 Net assets                                                     $  5,532,809   $  4,265,319     $ 19,784,623   $     223,487
 Shares authorized ($0.10, $1.00 and $0.00 par value,
  respectively)                                                   14,000,000     12,000,000       40,000,000   1,000,000,000
 Shares outstanding                                                  380,211        968,740        2,858,403          17,356
 Net asset value and redemption price per share                 $      14.55   $       4.40     $       6.92   $       12.88
 Maximum offering price per share(3)                            $      15.08   $       4.56     $       7.15   $       13.31

------------
(1) Maximum offering price is computed at 100/94.25 of net asset value for LargeCap Value and Asia-Pacific Equity Fund and 100/95.25 of net asset value for High Yield Fund and Government Securities Income Fund. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value for LargeCap Value Fund and Asia-Pacific Equity Fund and 100/96.75 of net asset value for High Yield Fund and Government Securities Income Fund. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

                             Pilgrim America Funds

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                         MidCap
                                                                                       MagnaCap          Value
                                                        Bank and Thrift Fund             Fund             Fund
                                                  ---------------------------------   -------------   --------------
                                                    Six Months        Year Ended       Year Ended      Year Ended
                                                  Ended June 30,     December 31,      June 30,         June 30,
                                                       1998              1997            1998             1998
                                                  ----------------   --------------   -------------   --------------
INVESTMENT INCOME:
 Interest                                           $ 1,035,958       $    627,412     $   890,523     $    219,590
 Redemption Fee Income                                  408,264            630,157             --               --
 Dividends (net of foreign withholding taxes of
   $8,030, $10,962, $42,060 and $6,156,
   respectively)                                      5,812,718          6,710,470       5,569,658          604,393
                                                    -----------       ------------     -----------     ------------
   Total investment income                            7,256,940          7,968,039       6,460,181          823,983
                                                    -----------       ------------     -----------     ------------
EXPENSES:
 Investment management fees                           2,446,063          2,361,103       2,846,061          678,816
 Distribution expenses
   Class A Shares                                       579,328            182,388         968,928           56,593
   Class B Shares                                     1,079,655             76,709         590,009          338,344
   Class M Shares                                           --                 --           85,446           85,576
 Conversion expenses                                        --             399,900             --               --
 Transfer agent and registrar fees                      515,992             65,986         664,400          164,172
 Custodian fees                                          65,165             72,373          84,160           20,183
 Professional fees                                       41,547             47,889          85,883           29,093
 Registration and filing fees                            14,849                --           94,636           45,628
 Organization expense                                       --                 --              --            26,017
 Shareholder servicing fee                               56,435             18,586          65,313           13,417
 Reports to shareholders                                 61,206            129,937         168,305           30,383
 Miscellaneous expenses                                   1,299             96,884          32,248            8,764
 Recordkeeping and pricing fees                          62,965             79,151          82,803           14,449
 Insurance expense                                       16,824             13,766          37,611            5,050
 Directors' fees                                         11,112             22,408          30,294            4,728
                                                    -----------       ------------     -----------     ------------
   Total expenses                                     4,952,440          3,567,080       5,836,097        1,521,213
                                                    -----------       ------------     -----------     ------------
 Less:
   Waived and reimbursed fees                               --                 --              --           (21,934)
   Earnings credits                                      (2,039)            (7,361)         (2,036)          (1,574)
                                                    -----------       ------------     -----------     ------------
   Net expenses                                       4,950,401          3,559,719       5,834,061        1,497,705
                                                    -----------       ------------     -----------     ------------
   Net investment income (loss)                       2,306,539          4,408,320         626,120         (673,722)
                                                    -----------       ------------     -----------     ------------
REALIZED AND UNREALIZED GAIN
 FROM INVESTMENTS:
 Net realized gain from investments                   4,702,961         40,749,713      63,902,750        5,591,383
 Net change in unrealized appreciation
   of investments                                    25,621,214        117,597,499       7,551,908        5,351,298
                                                    -----------       ------------     -----------     ------------
 Net gain from investments                           30,324,175        158,347,212      71,454,658       10,942,681
                                                    -----------       ------------     -----------     ------------
   NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                       $32,630,714       $162,755,532     $72,080,778     $ 10,268,959
                                                    ===========       ============     ===========     ============

                 See Accompanying Notes to Financial Statements

                             Pilgrim America Funds

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                   LargeCap        Asia-Pacific                         Government
                                                     Value            Equity           High Yield       Securities
                                                     Fund              Fund               Fund         Income Fund
                                                  -------------   -----------------   --------------   -------------
                                                   Year Ended       Year Ended         Year Ended       Year Ended
                                                   June 30,          June 30,           June 30,        June 30,
                                                     1998              1998               1998            1998
                                                  -------------   -----------------   --------------   -------------
INVESTMENT INCOME:
 Interest                                         $   71,447       $     200,395      $16,145,138       $1,913,517
 Dividends (net of foreign withholding taxes of
   $0, $62,261, $0 and $0, respectively)             440,218             841,086              --               --
                                                  -----------      -------------      ------------      ----------
   Total investment income                           511,665           1,041,481       16,145,138        1,913,517
                                                  -----------      -------------      ------------      ----------
EXPENSES:
 Investment management fees                          286,830             553,589          977,868          144,487
 Distribution expenses
   Class A Shares                                     21,208              50,935          151,235           66,414
   Class B Shares                                    149,117             172,593          854,684           21,853
   Class M Shares                                     39,659              49,902          110,681            1,100
 Transfer agent and registrar fees                   124,754             235,176          218,550          127,763
 Custodian fees                                       20,063             127,220           59,179           32,516
 Professional fees                                    20,115              32,524           40,195           10,805
 Registration and filing fees                         35,800              55,936           60,856           26,095
 Organization expense                                 26,017              26,017              --               --
 Shareholder servicing fee                             7,202              19,695           27,366            6,301
 Reports to shareholders                              13,322              27,694           58,035           11,563
 Miscellaneous expenses                               37,162              18,439            6,832           10,808
 Recordkeeping and pricing fees                        6,224              10,052           41,767            6,913
 Insurance expense                                     2,880               8,181            9,039            3,713
 Directors' fees                                       2,155               4,944            9,345            1,870
                                                  -----------      -------------      ------------      ----------
   Total expenses                                    792,508           1,392,897        2,625,632          472,201
                                                  -----------      -------------      ------------      ----------
 Less:
   Waived and reimbursed fees                       (151,645)           (355,259)        (269,351)         (20,563)
   Earnings credits                                     (677)             (3,052)         (40,599)             --
                                                  -----------      -------------      ------------      ----------
   Net expenses                                      640,186           1,034,586        2,315,682          451,638
                                                  -----------      -------------      ------------      ----------
   Net investment income (loss)                     (128,521)              6,895       13,829,456        1,461,879
                                                  -----------      -------------      ------------      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 FROM INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                     2,762,882         (22,507,777)       1,228,407          561,221
   Foreign currency transactions                         --             (262,006)             --               --
 Net change in unrealized appreciation
   (depreciation) of:
   Investments                                     1,905,453         (17,738,326)      (2,126,621)         100,378
   Other assets, liabilities and forward
    contracts denominated in foreign
    currencies                                           --               10,172              --               --
                                                  -----------      -------------      ------------      ----------
 Net gain (loss) from investments                  4,668,335         (40,497,937)        (898,214)         661,599
                                                  -----------      -------------      ------------      ----------
   NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS                                    $ 4,539,814      $ (40,491,042)     $12,931,242       $2,123,478
                                                  ===========      =============      ============      ==========

                 See Accompanying Notes to Financial Statements

                              Pilgrim America Funds

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   Bank and Thrift Fund                               MagnaCap Fund
                                   -----------------------------------------------------   -----------------------------------
                                     Six Months           Year               Year               Year               Year
                                       Ended              Ended             Ended              Ended              Ended
                                      June 30,         December 31,      December 31,         June 30,           June 30,
                                        1998              1997               1996               1998               1997
                                   ----------------   ---------------   ----------------   ----------------   ----------------
Increase in net assets from
 operations
Net investment income               $   2,306,539     $  4,408,320       $   4,482,008     $     626,120      $   1,667,703
Net realized gain from
 investments                            4,702,961       40,749,713          29,471,619        63,902,750         74,330,966
Net change in unrealized
 appreciation of investments           25,621,214      117,597,499          43,705,991         7,551,908          1,078,094
                                    -------------     -------------      -------------     --------------     --------------
Net increase in net assets
 resulting from operations             32,630,714      162,755,532          77,659,618        72,080,778         77,076,763
                                    -------------     -------------      -------------     --------------     --------------
Distributions to shareholders:
Net investment income:
 Class A shares                               --        (4,332,270)         (4,482,008)         (626,120)        (1,648,742)
 Class B shares                               --           (76,050)                --                --                 --
 Class M shares                               --               --                  --                --              (3,788)
Excess of net investment income:
 Class A shares                               --           (55,332)           (395,707)         (563,340)               --
 Class B shares                               --            (4,451)                --            (85,798)               --
 Class M shares                               --               --                  --            (22,509)               --
Net realized gains:
 Class A shares                               --       (36,807,832)        (30,200,965)      (33,690,960)       (67,754,162)
 Class B shares                               --        (3,941,881)                --         (6,012,889)        (4,722,175)
 Class M shares                               --               --                  --         (1,155,826)          (802,030)
Excess of net realized gains:
 Class A shares                               --          (119,078)                --                --                 --
 Class B shares                               --               --                  --                --                 --
 Class M shares                               --               --                  --                --                 --
Tax return of capital
 Class A shares                               --        (2,537,766)                --                --                 --
 Class B shares                               --          (549,279)                --                --                 --
 Class M shares                               --               --                  --                --                 --
                                    -------------     -------------      -------------     --------------     --------------
Total distributions                           --       (48,423,939)        (35,078,680)      (42,157,442)       (74,930,897)
                                    -------------     -------------      -------------     --------------     --------------
Capital share transactions:
Net proceeds from sale of shares      465,635,786      115,009,912                 --        231,988,722        140,156,531
Shares resulting from dividend
 reinvestments                                --        20,808,444               8,065        33,942,271         59,470,837
Cost of shares redeemed               (48,502,831)     (43,147,277)                --       (189,163,043)      (115,106,546)
                                    -------------     -------------      -------------     --------------     --------------
Net increase in net assets
 resulting from capital share
 transactions                         417,132,955       92,671,079               8,065        76,767,950         84,520,822
                                    -------------     -------------      -------------     --------------     --------------
Net increase in net assets            449,763,669      207,002,672          42,589,003       106,691,286         86,666,688
                                    -------------     -------------      -------------     --------------     --------------
Net assets, beginning of period       459,344,750      252,342,078         209,753,075       334,529,872        247,863,184
                                    -------------     -------------      -------------     --------------     --------------
Net assets, end of period**         $ 909,108,419     $459,344,750       $ 252,342,078     $ 441,221,158      $ 334,529,872
                                    =============     =============      =============     ==============     ==============
** Including undistributed
  (overdistributed) net
  investment income (loss) of:      $   2,306,539     $        --        $    (431,916)    $         --       $   1,290,711
                                    =============     =============      =============     ==============     ==============

                 See Accompanying Notes to Financial Statements

                              Pilgrim America Funds

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (Continued)
--------------------------------------------------------------------------------

                                         MidCap Value Fund               LargeCap Value Fund            Asia-Pacific Equity Fund
                                  -------------------------------- -------------------------------- -------------------------------
                                        Year            Year             Year            Year             Year             Year
                                       Ended            Ended           Ended            Ended           Ended            Ended
                                      June 30,        June 30,         June 30,        June 30,         June 30,         June 30,
                                        1998            1997             1998            1997             1998             1997
                                  ---------------- --------------- ---------------- --------------- ---------------- --------------
Increase (decrease) in net assets
 from operations
Net investment income (loss)      $    (673,722)   $    (141,391)  $    (128,521)   $      (6,512)  $       6,895    $    (245,742)
Net realized gain (loss) from
 investments                          5,591,383        1,180,396       2,762,882        1,682,366     (22,507,777)      (2,050,338)
Net realized loss from foreign
 currency transaction                       --               --              --               --         (262,006)         (62,302)
Net change in unrealized
 appreciation (depreciation) of
 investments                          5,351,298        5,149,275       1,905,453        2,599,255     (17,738,326)       5,856,620
Net change in unrealized
 appreciation (depreciation) of
 other investments denominated
 in foreign currency                        --               --              --               --           10,172          (12,204)
                                  --------------   -------------   --------------   -------------   --------------   --------------
Net increase (decrease) in net
 assets resulting from operations    10,268,959        6,188,280       4,539,814        4,275,109     (40,491,042)       3,486,034
                                  --------------   -------------   --------------   -------------   --------------   --------------
Distributions to shareholders:
Net investment income:
 Class A shares                             --               --              --               --              --               --
 Class B shares                             --               --              --               --              --               --
 Class M shares                             --               --              --               --              --               --
Excess of net investment income:
 Class A shares                             --           (16,602)            --           (21,236)            --               --
 Class B shares                             --            (9,771)            --            (2,711)            --               --
 Class M shares                             --           (11,821)            --            (1,802)            --               --
Net realized gains:
 Class A shares                        (678,728)         (87,623)       (832,744)        (118,836)            --               --
 Class B shares                      (1,045,324)        (100,153)     (1,416,831)        (169,692)            --               --
 Class M shares                        (353,906)         (40,101)       (513,305)         (60,108)            --               --
Excess of net realized gains:
 Class A shares                             --               --         (200,668)             --              --               --
 Class B shares                             --               --         (341,418)             --              --               --
 Class M shares                             --               --         (123,694)             --              --               --
Tax return of capital
 Class A shares                             --               --              --               --              --           (30,685)
 Class B shares                             --               --              --               --              --               --
 Class M shares                             --                               --               --              --            (1,611)
                                  --------------                   --------------   -------------   --------------   --------------
Total distributions                  (2,077,958)        (266,071)     (3,428,660)        (374,385)            --           (32,296)
                                  --------------   -------------   --------------   -------------   --------------   --------------
Capital share transactions:
Net proceeds from sale of shares     48,268,290       43,491,828      12,124,908       20,775,389      82,247,275       85,779,972
Shares resulting from dividend
 reinvestments                        1,780,738          229,750       3,054,663          321,069             --            30,383
Cost of shares redeemed             (25,569,526)      (7,265,617)    (14,837,322)      (2,900,008)    (90,420,188)     (58,091,003)
                                  --------------   -------------   --------------   -------------   --------------   --------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                  24,479,502       36,455,961         342,249       18,196,450      (8,172,913)      27,719,352
                                  --------------   -------------   --------------   -------------   --------------   --------------
Net increase (decrease) in net
 assets                              32,670,503       42,378,170       1,453,403       22,097,174     (48,663,955)      31,173,090
                                  --------------   -------------   --------------   -------------   --------------   --------------
Net assets, beginning of period      48,621,011        6,242,841      27,290,999        5,193,825      73,809,251       42,636,161
                                  --------------   -------------   --------------   -------------   --------------   --------------
Net assets, end of period**       $  81,291,514    $  48,621,011   $  28,744,402    $  27,290,999   $  25,145,296    $  73,809,251
                                  ==============   =============   ==============   =============   ==============   ==============
** Including undistributed
  (overdistributed) net
  investment income (loss) of:    $         --     $    (120,796)  $         --     $       3,755   $    (182,809)   $     (49,943)
                                  ==============   =============   ==============   =============   ==============   ==============

                 See Accompanying Notes to Financial Statements

                             Pilgrim America Funds

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (Continued)
--------------------------------------------------------------------------------

                                                                                                       Government Securities
                                                                       High Yield Fund                      Income Fund
                                                              --------------------------------- ------------------------------------
                                                                    Year             Year             Year              Year
                                                                   Ended            Ended            Ended              Ended
                                                                  June 30,         June 30,         June 30,          June 30,
                                                                    1998             1997             1998              1997
                                                              ---------------- ---------------- ---------------- -------------------
Increase (decrease) in net assets from operations
Net investment income                                         $   13,829,456   $   4,415,066    $   1,461,879      $    1,965,969
Net realized gain (loss) from investments                          1,228,407       1,037,959          561,221             (65,952)
Net change in unrealized appreciation (depreciation) of
 investments                                                      (2,126,621)      1,455,802          100,378             510,175
                                                              --------------   --------------   --------------     ---------------
Net increase in net assets resulting from operations              12,931,242       6,908,827        2,123,478           2,410,192
                                                              --------------   --------------   --------------     ---------------
Distributions to shareholders:
Net investment income:
 Class A shares                                                   (5,189,232)     (2,371,451)      (1,362,962)         (1,929,871)
 Class B shares                                                   (6,676,547)     (1,291,124)         (92,626)            (34,226)
 Class M shares                                                   (1,217,170)       (353,811)          (6,291)             (1,872)
Excess of net investment income:
 Class A shares                                                          --              --          (249,557)            (74,945)
 Class B shares                                                          --              --           (21,100)               (632)
 Class M shares                                                          --              --            (1,314)                --
Net realized gains:
 Class A shares                                                          --              --               --                  --
 Class B shares                                                          --              --               --                  --
 Class M shares                                                          --              --               --                  --
Excess of net realized gains:
 Class A shares                                                          --              --               --                  --
 Class B shares                                                          --              --               --                  --
 Class M shares                                                          --              --               --                  --
Tax return of capital
 Class A shares                                                          --              --               --              (63,350)
 Class B shares                                                          --              --               --                  --
 Class M shares                                                          --              --               --                     (5)
                                                              --------------   --------------   --------------     ---------------
Total distributions                                              (13,082,949)     (4,016,386)      (1,733,850)         (2,104,901)
                                                              --------------   --------------   --------------     ---------------
Capital share transactions:
Net proceeds from sale of shares                                 266,689,070      78,745,209        6,954,416           3,683,618
Shares resulting from dividend reinvestments                       6,023,875       1,870,419          740,194             898,604
Cost of shares redeemed                                          (81,063,350)    (20,802,137)     (12,453,169)        (12,242,953)
                                                              --------------   --------------   --------------     ---------------
Net increase (decrease) in net assets resulting from capital
 share transactions                                              191,649,595      59,813,491       (4,758,559)         (7,660,731)
                                                              --------------   --------------   --------------     ---------------
Net increase (decrease) in net assets                            191,497,888      62,705,932       (4,368,931)         (7,355,440)
                                                              --------------   --------------   --------------     ---------------
Net assets, beginning of period                                   85,013,800      22,307,868       31,494,669          38,850,109
                                                              --------------   --------------   --------------     ---------------
Net assets, end of period**                                   $  276,511,688   $  85,013,800    $  27,125,738      $   31,494,669
                                                              ==============   ==============   ==============     ===============
** Including undistributed (overdistributed)
  net investment income (loss) of:                            $    1,300,067   $     553,560    $         --       $      (76,374)
                                                              ==============   ==============   ==============     ===============

                 See Accompanying Notes to Financial Statements

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                Year Ended December 31,
                                                Six Months Ended            --------------------------------
                                                 June 30, 1998*                           1997                   1996
                                      ------------------------------------- -------------------------------- ------------
                                           Class A           Class B(a)        Class A        Class B(a)
                                      ------------------ ------------------ ------------- ------------------
Per Share Operating Performance
Net Asset Value,
 beginning of year                    $      25.87       $      25.85       $   17.84     $      25.25       $   14.83
                                      -------------      -------------      -----------   -------------      ----------
Income (loss) from investment
 operations:
 Net investment income                        0.11               0.01            0.34             0.04            0.32
 Net realized and unrealized
  gain (loss) on investments                  1.54               1.54           10.83             2.92            5.18
                                      -------------      -------------      -----------   -------------      ----------
Total from investment operations              1.65               1.55           11.17             2.96            5.50
                                      -------------      -------------      -----------   -------------      ----------
Less distributions:
 Net investment income                           --                 --           0.31             0.04            0.32
 Excess of net investment
  income                                         --                 --              --               --           0.03
 Realized capital gains                          --                 --           2.65             2.04            2.14
 Tax return of capital                           --                 --           0.18             0.28              --
                                      -------------      -------------      -----------   -------------      ----------
Total distributions                           0.00               0.00            3.14             2.36            2.49
                                      -------------      -------------      -----------   -------------      ----------
Other:
 Reduction in net asset value
  from rights offering                           --                 --              --               --             --
                                      -------------      -------------      -----------   -------------      ----------
Net asset value, end of year          $      27.52       $      27.40       $   25.87     $      25.85       $   17.84
                                      =============      =============      ===========   =============      ==========
Closing market price, end of year                --                 --              --               --      $   15.75
Total investment return at
 Market Value(c)                                 --                 --              --               --          43.48%
Total investment return at
 Net Asset Value(e)                           6.38 %             6.00 %         64.86 %          11.88 %         41.10%
Ratios/Supplemental Data
Net assets, end of year ($millions)   $         549      $         360      $      383    $          76      $     252
Ratios to average net assets:
 Expenses                                 1.20 (h))          1.95 (h))           1.10 %       1.89 (h))           1.01%
 Net investment income                    0.94 (h))          0.19 (h))           1.39 %       0.99 (h))           1.94%
Portfolio turnover rate                           2%                 2%             22%              22%            21%
Average commission rate paid(i)       $       0.023      $       0.023      $    0.013    $       0.013             --



                                       1995(b)        1994          1993            1992            1991
                                     ------------ ------------ -------------- ----------------- ----------- -
Per Share Operating Performance
Net Asset Value,
 beginning of year                   $   10.73    $    11.87   $     12.46    $      10.12      $    7.49
                                     ----------   ------------ ------------   ------------      ----------
Income (loss) from investment
 operations:
 Net investment income                    0.31          0.26          0.26            0.22           0.24
 Net realized and unrealized
  gain (loss) on investments              4.78         (0.53)         0.75            2.93           3.33
                                     ----------   ------------ ------------   ------------      ----------
Total from investment operations          5.09         (0.27)         1.01            3.15           3.57
                                     ----------   ------------ ------------   ------------      ----------
Less distributions:
 Net investment income                    0.31          0.22          0.26            0.22           0.24
 Excess of net investment
  income                                  0.03            --            --              --             --
 Realized capital gains                   0.65          0.65          0.73            0.47             --
 Tax return of capital                      --            --            --            0.12           0.70
                                     ----------   ------------ ------------   ------------      ----------
Total distributions                       0.99          0.87          0.99            0.81           0.94
                                     ----------   ------------ ------------   ------------      ----------
Other:
 Reduction in net asset value
  from rights offering                      --            --         (0.61)             --             --
                                     ----------   ------------ ------------   ------------      ----------
Net asset value, end of year         $   14.83    $    10.73   $     11.87    $      12.46      $   10.12
                                     ==========   ============ ============   ============      ==========
Closing market price, end of year    $   12.88    $     9.13   $     10.88    $      11.63      $    9.50
Total investment return at
 Market Value(c)                        52.81%         (8.85)%    1.95%(d)          31.53%         47.52%
Total investment return at
 Net Asset Value(e)                     49.69%         (1.89)%    7.79%(f)           32.36%(g)     49.49%
Ratios/Supplemental Data
Net assets, end of year ($millions)  $     210    $      152   $       168    $        141      $     101
Ratios to average net assets:
 Expenses                                 1.05%         1.28%         0.91%           1.24%          1.31%
 Net investment income                    2.37%         2.13%         2.08%           2.00%          2.68%
Portfolio turnover rate                     13%           14%           17%             20%            31%
Average commission rate paid(i)             --            --            --              --             --


                                          1990         1989         1988
                                      ------------ ------------ ------------
Per Share Operating Performance
Net Asset Value,
 beginning of year                    $    10.26   $    9.54    $    8.17
                                      ------------ ----------   ----------
Income (loss) from investment
 operations:
 Net investment income                      0.31        0.30         0.31
 Net realized and unrealized
  gain (loss) on investments               (2.20)       1.50         1.43
                                      ------------ ----------   ----------
Total from investment operations           (1.89)       1.80         1.74
                                      ------------ ----------   ----------
Less distributions:
 Net investment income                      0.31        0.31         0.37
 Excess of net investment
  income                                      --          --           --
 Realized capital gains                       --        0.44           --
 Tax return of capital                      0.57        0.33           --
                                      ------------ ----------   ----------
Total distributions                         0.88        1.08         0.37
                                      ------------ ----------   ----------
Other:
 Reduction in net asset value
  from rights offering                        --          --           --
                                      ------------ ----------   ----------
Net asset value, end of year          $     7.49   $   10.26    $    9.54
                                      ============ ==========   ==========
Closing market price, end of year     $     7.13   $    9.13    $    7.75
Total investment return at
 Market Value(c)                          (12.45)%     32.25%      30.17%
Total investment return at
 Net Asset Value(e)                       (18.14)%     20.79%      22.58%
Ratios/Supplemental Data
Net assets, end of year ($millions)   $       75   $     103    $      96
Ratios to average net assets:
 Expenses                                   1.29%       1.26%        1.18%
 Net investment income                      3.59%       4.15%        3.28%
Portfolio turnover rate                       46%         63%          43%
Average commission rate paid(i)               --          --           --

                             Footnotes on next page

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 FINANCIAL   HIGHLIGHTS   For   a   Share  Outstanding  Throughout  Each  Period
(Continued)
--------------------------------------------------------------------------------


------------

*    Effective June 30, 1998,  Bank and Thrift Fund changed its year end to June
     30.

(a) From the period October 20, 1997 (initial offering of Class B shares) through December 31, 1997.

(b)  On April 7, 1995, the Investment  Manager acquired the rights to manage the
     Fund  and  certain  other  mutual  funds  previously   managed  by  Pilgrim
     Management Corporation.

(c) Total return was calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.

(d) Calculation of total return excludes the effect of the per share dilution resulting from the Rights Offering as the total account value of a fully subscribed shareholder was minimally impacted.

(e) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. For all periods prior to January 1, 1997, the total returns presented are unaudited.

(f) Total return is calculated assuming full participation in the 1993 rights offering.

(g) Total return is calculated assuming no particpation in the 1992 rights offering.

(h)  Annualized.

(i) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                 See Accompanying Notes to Financial Statements

                          Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                          CLASS A
                             -------------------------------------------------------------------------------------------------
                                                                    Year Ended June 30,
                             -------------------------------------------------------------------------------------------------
                                 1998          1997          1996         1995(a)        1994          1993          1992
                             ------------- ------------- ------------- ------------- ------------- ------------- -------------
Per Share Operating
 Performance
Net asset value, beginning
of period                      $   15.92     $   16.69   $     14.03   $     12.36   $     12.05   $     11.98    $    10.93
                               ---------     ---------   -----------   -----------   -----------   -----------   -----------
Income from investment
operations:
 Net investment income
  (loss)                            0.04          0.10          0.09          0.12          0.15          0.14          0.13
 Net realized and
  unrealized gain on
  investments                       3.02          4.16          2.87          2.29          0.89          0.82          1.16
                               ---------     ---------   -----------   -----------   -----------   -----------   -----------
  Total from investment
  operations                        3.06          4.26          2.96          2.41          1.04          0.96          1.29
                               ---------     ---------   -----------   -----------   -----------   -----------   -----------
Less distributions from:
 Net investment income              0.04          0.10          0.06          0.14          0.14          0.12          0.24
 Distributions in excess of
  net investment income             0.02          0.02            --            --            --            --            --
 Realized gains on
  investment                        1.85          4.91          0.24          0.60          0.59          0.77            --
                               ---------     ---------   -----------   -----------   -----------   -----------   -----------
  Total distributions               1.91          5.03          0.30          0.74          0.73          0.89          0.24
                               ---------     ---------   -----------   -----------   -----------   -----------   -----------
Net asset value,
 end of period                 $   17.07     $   15.92   $     16.69   $     14.03    $    12.36   $     12.05   $     11.98
                               =========     =========   ===========   ===========   ===========   ===========   ===========
Total Return(c)                    20.53%        30.82%        21.31%        20.61%         9.13%         8.21%        11.93%
Ratios/Supplemental Data
Net assets, end of
 period (000's)                $ 348,759     $ 290,355   $   235,393   $   211,330    $  190,435    $  197,250    $  196,861
Ratios to average net
 assets:
 Expenses                           1.37%         1.46%         1.68%         1.59%         1.53%         1.53%         1.60%
 Net investment income              0.29%         0.64%         0.54%         0.98%         1.16%         1.09%         1.20%
Portfolio turnover rate               53%           77%           15%            6%            7%           36%           49%
Average commission
 rate paid(e)                  $  0.0422     $  0.0686            --            --            --            --            --



                                                CLASS B                                         CLASS M
                             ---------------------------------------------- -----------------------------------------------
                                 Year          Year           July 17,          Year          Year           July 17,
                                 Ended         Ended         1995(b)to          Ended         Ended         1995(b) to
                               June 30,      June 30,         June 30,        June 30,      June 30,         June 30,
                                 1998          1997             1996            1998          1997             1996
                             ------------- ------------- ------------------ ------------- ------------- -------------------
Per Share Operating
 Performance
Net asset value, beginning
of period                    $   15.81     $   16.59        $       14.22   $   15.87       $ 16.63      $       14.22
                             ------------- -------------    -------------   -------------   ---------    -------------
Income from investment
operations:
 Net investment income
  (loss)                         (0.04)           --                 0.06          --          0.02               0.08
 Net realized and
  unrealized gain on
  investments                     2.97          4.13                 2.61        2.98          4.16               2.63
                             ------------- -------------    -------------   -------------   ---------    -------------
  Total from investment
  operations                      2.93          4.13                 2.67        2.98          4.18               2.71
                             ------------- -------------    -------------   -------------   ---------    -------------
Less distributions from:
 Net investment income              --            --                 0.06          --          0.02               0.06
 Distributions in excess of
  net investment income           0.03            --                   --        0.05          0.01                 --
 Realized gains on
  investment                      1.85          4.91                 0.24        1.85          4.91               0.24
                             ------------- -------------    -------------   -------------   ---------    -------------
  Total distributions             1.88          4.91                 0.30        1.90          4.94               0.30
                             ------------- -------------    -------------   -------------   ---------    -------------
Net asset value,
 end of period               $   16.86     $   15.81        $       16.59   $   16.95       $ 15.87      $       16.63
                             ============= =============    =============   =============   =========    =============
Total Return(c)                  19.76%        29.92%               18.98%      20.00%        30.26%             19.26%
Ratios/Supplemental Data
Net assets, end of
 period (000's)              $  77,787     $  37,427        $      10,509   $  14,675       $ 6,748      $       1,961
Ratios to average net
 assets:
 Expenses                         2.07%         2.16%               2.38%(d)     1.82%         1.91%              2.13%(d)
 Net investment income           (0.41)%       (0.04)%              0.07%(d)    (0.16)%        0.22%              0.32%(d)
Portfolio turnover rate             53%           77%                 15%          53%           77%                15%
Average commission
 rate paid(e)                $  0.0422     $  0.0686                  --    $  0.0422    $   0.0686                 --

------------
(a) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)  Commencement of offering of shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)  Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                 See Accompanying Notes to Financial Statements

                       Pilgrim America MidCap Value Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                        Class A
                                                   -------------------------------------------------
                                                       Year          Year           Ten Months
                                                       Ended         Ended             Ended
                                                     June 30,      June 30,          June 30,
                                                       1998          1997            1996 (a)
                                                   ------------- ------------- ---------------------
Per Share Operating Performance
Net asset value, beginning of period               $     14.64   $     11.99     $       10.00
Income from investment Operations
 Net investment income (loss)                            (0.07)        (0.02)             0.13
 Net realized and unrealized gain on investments          2.71          2.85              1.91
                                                   ------------- -------------   -------------
  Total from investment operations                        2.64          2.83              2.04
                                                   ------------- -------------   -------------
Less distributions:
 Net investment income                                      --            --              0.05
 In excess of net investment income                         --          0.07                --
 Realized gains on investments                            0.49          0.11                --
                                                   ------------- -------------   -------------
  Total distributions                                     0.49          0.18              0.05
                                                   ------------- -------------   -------------
Net asset value, end of period                     $     16.79   $     14.64     $       11.99
                                                   ============= =============   =============
Total Return (b)                                         18.40%        23.89%            20.48%
Ratios/Supplemental Data
Net assets, end of period (000's)                  $    27,485   $    16,985     $       2,389
Ratios to average net assets:
 Expenses (c)(d)(e)                                       1.75%         1.75%             1.75%(f)
 Net investment income (loss) (c)(d)(e)                  (0.53)%       (0.13)%            2.00%(f)
Portfolio turnover rate                                     85%           86%               60%(f)
Average commission rate paid (g)                   $    0.0421   $    0.0592                --



                                                                        Class B                                Class M
                                                   ------------------------------------------------- ----------------------------
                                                       Year          Year           Ten Months           Year           Year
                                                       Ended         Ended             Ended             Ended         Ended
                                                     June 30,      June 30,          June 30,          June 30,       June 30,
                                                       1998          1997            1996 (a)            1998           1997
                                                   ------------- ------------- --------------------- ------------- --------------
Per Share Operating Performance
Net asset value, beginning of period               $     14.49   $     11.94     $       10.00       $   14.49     $   11.93
Income from investment Operations
 Net investment income (loss)                            (0.18)        (0.05)             0.07           (0.15)        (0.03)
 Net realized and unrealized gain on investments          2.65          2.76              1.90            2.67          2.76
                                                   ------------- -------------   -------------       ------------- -------------
  Total from investment operations                        2.47          2.71              1.97            2.52          2.73
                                                   ------------- -------------   -------------       ------------- -------------
Less distributions:
 Net investment income                                      --            --              0.03              --            --
 In excess of net investment income                         --          0.05                --              --          0.06
 Realized gains on investments                            0.49          0.11                --            0.49          0.11
                                                   ------------- -------------   -------------       ------------- -------------
  Total distributions                                     0.49          0.16              0.03            0.49          0.17
                                                   ------------- -------------   -------------       ------------- -------------
Net asset value, end of period                     $     16.47   $     14.49     $       11.94       $   16.52     $   14.49
                                                   ============= =============   =============       ============= =============
Total Return (b)                                         17.40%        22.95%            19.80%          17.76%        23.21%
Ratios/Supplemental Data
Net assets, end of period (000's)                  $    40,575   $    23,258     $       2,123       $  13,232     $   8,378
Ratios to average net assets:
 Expenses (c)(d)(e)                                       2.50%         2.50%             2.50%(f)        2.25%         2.25%
 Net investment income (loss) (c)(d)(e)                  (1.28)%       (0.90)%            1.27%(f)       (1.03)%       (0.63)%
Portfolio turnover rate                                     85%           86%               60%(f)          85%           86%
Average commission rate paid (g)                   $    0.0421   $    0.0592                --        $ 0.0421   $    0.0592



                                                        Ten Months
                                                           Ended
                                                         June 30,
                                                         1996 (a)
                                                   ---------------------
Per Share Operating Performance
Net asset value, beginning of period                 $       10.00
Income from investment Operations
 Net investment income (loss)                                 0.06
 Net realized and unrealized gain on investments              1.91
                                                     -------------
  Total from investment operations                            1.97
                                                     -------------
Less distributions:
 Net investment income                                        0.04
 In excess of net investment income                            --
 Realized gains on investments                                 --
                                                     -------------
  Total distributions                                         0.04
                                                     -------------
Net asset value, end of period                       $       11.93
                                                     =============
Total Return (b)                                             19.82%
Ratios/Supplemental Data
Net assets, end of period (000's)                    $       1,731
Ratios to average net assets:
 Expenses (c)(d)(e)                                           2.25%(f)
 Net investment income (loss) (c)(d)(e)                       1.16%(f)
Portfolio turnover rate                                         60%(f)
Average commission rate paid (g)                               --

------------
(a)  The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 1.78%, 2.53% and 2.28% and the ratios of net investment income (loss) to average net assets were (0.57)%, (1.32)% and (1.07)% for Class A, B and M shares, respectively.
(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 1.94%, 2.69% and 2.44% and the ratios of net investment income (loss) to average net assets were (0.32)%, (1.11)% and (0.81)% for Class A, B and M shares, respectively.
(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 4.91%, 5.32% and 4.72% and the annualized ratios of net investment income
     (loss) to average net assets were (1.17)%, (1.56)% and (1.32)% for Class A, B and M shares, respectively.
(f)  Annualized.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                 See Accompanying Notes to Financial Statements

                     Pilgrim America LargeCap Value Fund*

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                      Class A
                                                   ----------------------------------------------
                                                       Year          Year          Ten Months
                                                       Ended         Ended           Ended
                                                     June 30,      June 30,         June 30,
                                                       1998          1997           1996 (a)
                                                   ------------- ------------- ------------------
Per Share Operating Performance
Net asset value, beginning of period                $ 14.17       $ 11.77      $       10.00
Income from investment operations
 Net investment income (loss)                          0.01          0.06               0.07
 Net realized and unrealized gain on investments       2.30          2.63               1.87
                                                    ---------     ---------    -------------
  Total from investment operations                     2.31          2.69               1.94
                                                    ---------     ---------    -------------
Less distributions:
 Net investment income                                    --            --              0.07
 In excess of net investment income                       --         0.05               0.01
 Realized gains on investments                         1.59          0.24               0.09
 In excess of realized gains                           0.19             --               --
                                                    ---------     ---------    -------------
  Total distributions                                  1.78          0.29               0.17
                                                    ---------     ---------    -------------
Net asset value, end of period                      $ 14.70       $ 14.17      $       11.77
                                                    =========     =========    =============
Total Return (b)                                      17.71%        23.24%             19.56%
Ratios/Supplemental Data
Net assets, end of period (000's)                   $ 7,606       $ 8,961      $       2,530
Ratios to average net assets:
 Expenses (c)(d)(e)                                    1.75%         1.75%              1.75%(f)
 Net investment income (loss) (c)(d)(e)                0.03%         0.41%              0.65%(f)
Portfolio turnover rate                                  78%           86%                59%(f)
Average commission rate paid (g)                   $ 0.0518       $ 0.0586               --



                                                                      Class B                               Class M
                                                   ---------------------------------------------- ----------------------------
                                                       Year          Year          Ten Months          Year          Year
                                                       Ended         Ended           Ended            Ended          Ended
                                                     June 30,      June 30,         June 30,         June 30,      June 30,
                                                       1998          1997           1996 (a)           1998          1997
                                                   ------------- ------------- ------------------ -------------- -------------
Per Share Operating Performance
Net asset value, beginning of period               $   14.04     $   11.71     $       10.00      $   14.10      $   11.73
Income from investment operations
 Net investment income (loss)                          (0.10)        (0.02)             0.06          (0.07)           --
 Net realized and unrealized gain on investments        2.28          2.59              1.81           2.30           2.62
                                                   ------------- ------------- -------------      -------------  -------------
  Total from investment operations                      2.18          2.57              1.87           2.23           2.62
                                                   ------------- ------------- -------------      -------------  -------------
Less distributions:
 Net investment income                                     --            --             0.06              --             --
 In excess of net investment income                        --            --             0.01              --          0.01
 Realized gains on investments                          1.59          0.24              0.09           1.59           0.24
 In excess of realized gains                            0.19             --              --            0.19              --
                                                   ------------- ------------- -------------      -------------  -------------
  Total distributions                                   1.78          0.24              0.16           1.78           0.25
                                                   ------------- ------------- -------------      -------------  -------------
Net asset value, end of period                     $   14.44     $   14.04     $       11.71      $   14.55      $   14.10
                                                   ============= ============= =============      =============  =============
Total Return (b)                                       16.91%        22.23%            18.85%         17.20%         22.58%
Ratios/Supplemental Data
Net assets, end of period (000's)                  $   15,605    $  13,611     $       1,424      $   5,533      $   4,719
Ratios to average net assets:
 Expenses (c)(d)(e)                                      2.50%        2.50%             2.50%(f)       2.25%          2.25%
 Net investment income (loss) (c)(d)(e)                 (0.72)%      (0.35)%           (0.25)%(f)     (0.47)%        (0.10)%
Portfolio turnover rate                                    78%          86%               59%(f)         78%            86%
Average commission rate paid (g)                   $   0.0518    $  0.0586               --       $  0.0518      $  0.0586



                                                        Ten Months
                                                           Ended
                                                         June 30,
                                                         1996 (a)
                                                   ---------------------
Per Share Operating Performance
Net asset value, beginning of period                 $       10.00
Income from investment operations
 Net investment income (loss)                                 0.06
 Net realized and unrealized gain on investments              1.83
                                                     -------------
  Total from investment operations                            1.89
                                                     -------------
Less distributions:
 Net investment income                                        0.06
 In excess of net investment income                           0.01
 Realized gains on investments                                0.09
 In excess of realized gains                                   --
                                                     -------------
  Total distributions                                         0.16
                                                     -------------
Net asset value, end of period                       $       11.73
                                                     =============
Total Return (b)                                             19.06%
Ratios/Supplemental Data
Net assets, end of period (000's)                    $       1,240
Ratios to average net assets:
 Expenses (c)(d)(e)                                           2.25%(f)
 Net investment income (loss) (c)(d)(e)                       0.06%(f)
Portfolio turnover rate                                         59%(f)
Average commission rate paid (g)                               --

------------
(a)  The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 2.28%, 3.03% and 2.78% and the ratios of net investment income (loss) to average net assets were (0.50)%, (1.25)% and (1.00)% for Class A, B and M shares, respectively.
(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 2.33%, 3.08% and 2.83% and the ratios of net investment income (loss) to average net assets were (0.18)%, (0.91)% and (0.68)% for Class A, B and M shares, respectively.
(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 5.44%, 5.79% and 5.90% and the annualized ratios of net investment income
     (loss) to average net assets were (3.04)%, (3.53)% and (3.59)% for Class A, B and M shares, respectively.
(f)  Annualized.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.
* Effective November 1, 1997, Pilgrim America Investments, Inc. assumed the portfolio investment responsibilities of the Fund from ARK Asset Management Company, Inc.

                 See Accompanying Notes to Financial Statements

                   Pilgrim America Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                     Class A
                                                  ----------------------------------------------
                                                      Year          Year          Ten Months
                                                      Ended         Ended           Ended
                                                    June 30,      June 30,         June 30,
                                                      1998          1997           1996 (a)
                                                  ------------- ------------- ------------------
Per Share Operating Performance
Net asset value, beginning of period              $    10.93       $ 10.35    $       10.00
Income from investment operations:
 Net investment income (loss)                           0.03          0.02             0.03
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions        (6.50)         0.58             0.34
                                                  ------------   ---------    -------------
  Total from investment operations                     (6.47)         0.60             0.37
                                                  ------------   ---------    -------------
Less distributions:
 Net investment income                                   --            --               --
 In excess of net investment income                      --            --              0.02
 Realized gains on investments                           --            --               --
 Tax return of capital                                   --           0.02              --
                                                  ------------   ---------    -------------
  Total distributions                                    --           0.02             0.02
                                                  ------------   ---------    -------------
Net asset value, end of period                    $     4.46       $ 10.93      $     10.35
                                                  ============   =========    =============
Total Return (b)                                      (59.29)%        5.78%            3.76%
Ratios/Supplemental Data
Net assets, end of period (000's)                 $   11,796    $   32,485      $    18,371
Ratios to average net assets:
 Expenses (c)(d)(e)                                     2.00%         2.00%            2.00%(f)
 Net investment income (loss) (c)(d)(e)                 0.38%         0.00%            0.33%(f)
Portfolio turnover rate                                   81%           38%              15%
Average commission rate paid (g)                  $   0.0081    $   0.0096              --



                                                                      Class B                               Class M
                                                  ----------------------------------------------- ----------------------------
                                                       Year          Year          Ten Months          Year          Year
                                                      Ended          Ended           Ended            Ended          Ended
                                                     June 30,      June 30,         June 30,         June 30,      June 30,
                                                       1998          1997           1996 (a)           1998          1997
                                                  -------------- ------------- ------------------ -------------- -------------
Per Share Operating Performance
Net asset value, beginning of period              $     10.83      $   10.31   $       10.00      $     10.86      $   10.32
Income from investment operations:
 Net investment income (loss)                           (0.03)         (0.07)          (0.01)             --           (0.05)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions         (6.43)          0.59            0.32            (6.46)          0.59
                                                  -------------  ------------- -------------      -------------  -------------
  Total from investment operations                      (6.46)          0.52            0.31            (6.46)          0.54
                                                  -------------  ------------- -------------      -------------  -------------
Less distributions:
 Net investment income                                    --             --              --               --             --
 In excess of net investment income                       --             --              --               --             --
 Realized gains on investments                            --             --              --               --             --
 Tax return of capital                                    --             --              --               --             --
                                                  -------------  ------------- -------------      -------------  -------------
  Total distributions                                     --             --              --               --             --
                                                  -------------  ------------- -------------      -------------  -------------
Net asset value, end of period                    $      4.37      $   10.83   $       10.31      $      4.40      $   10.86
                                                  =============  ============= =============      =============  =============
Total Return (b)                                       (59.65)%         5.04%           3.19%          (59.48)%         5.26%
Ratios/Supplemental Data
Net assets, end of period (000's)                 $     9,084    $    30,169   $      17,789      $     4,265      $  11,155
Ratios to average net assets:
 Expenses (c)(d)(e)                                      2.75%          2.75%           2.75%(f)         2.50%          2.50%
 Net investment income (loss) (c)(d)(e)                 (0.39)%        (0.79)%         (0.38)%(f)       (0.07)%        (0.55)%
Portfolio turnover rate                                    81%            38%             15%              81%            38%
Average commission rate paid (g)                  $    0.0081    $    0.0096             --       $    0.0081      $  0.0096



                                                      Ten Months
                                                         Ended
                                                       June 30,
                                                       1996 (a)
                                                  -------------------
Per Share Operating Performance
Net asset value, beginning of period              $       10.00
Income from investment operations:
 Net investment income (loss)                               --
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            0.33
                                                  -------------
  Total from investment operations                         0.33
                                                  -------------
Less distributions:
 Net investment income                                       --
 In excess of net investment income                        0.01
 Realized gains on investments                               --
 Tax return of capital                                       --
                                                  -------------
  Total distributions                                      0.01
                                                  -------------
Net asset value, end of period                    $       10.32
                                                  =============
Total Return (b)                                           3.32%
Ratios/Supplemental Data
Net assets, end of period (000's)                 $       6,476
Ratios to average net assets:
 Expenses (c)(d)(e)                                        2.50%(f)
 Net investment income (loss) (c)(d)(e)                   (0.16)%(f)
Portfolio turnover rate                                      15%
Average commission rate paid (g)                            --

------------
(a)  The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 2.80%, 3.55% and 3.30% and the ratios of net investment income (loss) to average net assets were (0.42)%, (1.19)% and (0.88)% for Class A, B and M shares, respectively.
(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 2.54%, 3.29% and 3.04% and the ratios of net investment income (loss) to average net assets were (0.53)%, (1.33)% and (1.09)% for Class A, B and M shares, respectively.
(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 3.47%, 4.10% and 3.88% and the annualized ratios of net investment income
     (loss) to average net assets were (1.14)%, (1.73)% and (1.53)% for Class A, B and M shares, respectively.
(f)  Annualized.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                 See Accompanying Notes to Financial Statements

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                       CLASS A
                             -------------------------------------------------------------------------------------------
                                                                       Eight
                                                                       Months
                                     Year Ended June 30,               Ended              Year Ended October 31,
                             ------------------------------------     June 30,     -------------------------------------
                                 1998        1997        1996        1995(a)(b)       1994         1993         1992
                             ------------ ----------- ----------- ---------------- ----------- ------------ ------------
Per Share Operating
 Performance
Net asset value,
 beginning of period           $   6.80     $  6.36     $  6.15    $      5.95       $  6.47    $   5.77     $   5.70
Income (loss) from
 investment operations:
 Net investment income             0.61        0.61        0.59           0.35          0.54        0.53         0.63
 Net realized and
  unrealized gain (loss)
  on investments                   0.16        0.43        0.16           0.21         (0.51)       0.70         0.07
                               --------     -------     -------    -----------       -------    --------     --------
  Total from investment
  operation                        0.77        1.04        0.75           0.56          0.03        1.23         0.70
                               --------     -------     -------    -----------       -------    --------     --------
Less distributions from:
 Net investment income             0.63        0.60        0.54           0.36          0.55        0.53         0.63
 Distributions in excess of
  net investment income              --          --          --             --            --          --           --
                               --------     -------     -------    -----------       -------    --------     --------
  Total distributions              0.63        0.60        0.54           0.36          0.55        0.53         0.63
                               --------     -------     -------    -----------       -------    --------     --------
Net asset value,
 end of period                 $   6.94     $  6.80     $  6.36    $      6.15       $  5.95    $   6.47     $   5.77
                               ========     =======     =======    ===========       =======    ========     ========
Total Return(d)                   11.71%      17.14%      12.72%          9.77%         0.47%      22.12%       12.65%
Ratios/Supplemental Data
Net assets, end of
 period (000's)                $102,424     $35,940     $18,691    $    15,950       $16,046    $ 18,797     $ 17,034
Ratios to average net
 assets:
 Expenses(e)(f)(g)                 1.00%      1.00%       1.00%           2.25%(i)      2.00%       2.02%        2.03%
 Net investment
  income(e)(f)(g)(h)               9.05%      9.54%       9.46%           8.84%(i)      8.73%       8.36%       10.93%
Portfolio turnover rate             209%       394%        399%            166%          192%        116%         193%


                                               CLASS B                                    CLASS M
                             ------------------------------------------- ------------------------------------------
                                                            July 17,                                  July 17,
                                Year Ended June 30,        1995(c) to      Year Ended June 30,         1995(c)
                             --------------------------     June 30,     ------------------------     June 30,
                                 1998          1997           1996           1998        1997           1996
                             ------------- ------------ ---------------- ------------ ----------- -----------------
Per Share Operating
 Performance
Net asset value,
 beginning of period          $    6.78     $   6.36    $      6.20       $   6.78    $   6.36     $      6.20
Income (loss) from
 investment operations:
 Net investment income             0.58         0.57           0.48           0.59        0.58            0.50
 Net realized and
  unrealized gain (loss)
  on investments                   0.14         0.41           0.14           0.14        0.41            0.14
                              ---------     --------    -----------       --------    ---------    -----------
  Total from investment
  operation                        0.72         0.98           0.62           0.73        0.99            0.64
                              ---------     --------    -----------       --------    ---------    -----------
Less distributions from:
 Net investment income             0.58         0.56           0.46           0.59        0.57            0.48
 Distributions in excess of
  net investment income              --           --             --             --          --              --
                              ---------     --------    -----------       --------    ---------    -----------
  Total distributions              0.58         0.56           0.46           0.59        0.57            0.48
                              ---------     --------    -----------       --------    ---------    -----------
Net asset value,
 end of period                $    6.92     $   6.78    $      6.36       $   6.92    $   6.78     $      6.36
                              =========     ========    ===========       ========    =========    ===========
Total Return(d)                   10.90%       16.04%         10.37%         11.16%      16.29%          10.69%
Ratios/Supplemental Data
Net assets, end of
 period (000's)               $ 154,303     $ 40,225    $     2,374       $ 19,785    $  8,848     $     1,243
Ratios to average net
 assets:
 Expenses(e)(f)(g)                 1.75%        1.75%          1.75%(i)       1.50%       1.50%           1.50%(i)
 Net investment
  income(e)(f)(g)(h)               8.30%        8.64%          9.02%(i)       8.55%       8.93%           9.41%(i)
Portfolio turnover rate             209%         394%           339%           209%        394%            339%

                             Footnotes on next page

                         Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
 FINANCIAL   HIGHLIGHTS   For   a   Share  Outstanding  Throughout  Each  Period
(Continued)
--------------------------------------------------------------------------------


------------
(a) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(b)  Effective  November 1, 1994,  High Yield Fund  changed its year end to June
     30.

(c)  Commencement of offering of shares.

(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 1.17%, 1.92% and 1.67% and the ratios of net investment income to average net assets were 8.88%, 8.13% and 8.38% for Class A, B and M shares, respectively.

(f) Prior to the waiver and reimbursement of expenses for the year ended June 30, 1997, the ratios of expenses to average net assets were 1.42%, 2.17% and 1.92% and the ratios of net investment income to average net assets were 9.09%, 8.18% and 8.47% for Class A, B and M shares, respectively.

(g) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the ratios of expenses to average net assets were 2.19%, 2.94%
     (i) and 2.69% (i), and the ratios of net investment income to average net assets were 8.27%, 8.05% (i) and 8.51% (i), for Class A, B and M shares, respectively.

(h) Prior to the waiver of expenses, the ratio of expenses to average net assets was 2.35% (i) in 1995 and 2.07% in 1994 for Class A shares. Prior to the waiver of expenses, the ratio of net investment income to average net assets was 8.74% (i) in 1995 and 8.66% in 1994 for Class A shares.

(i)  Annualized.

                 See Accompanying Notes to Financial Statements

                    Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                         CLASS A
                             -----------------------------------------------------------------------------------------------
                                                                   Year Ended June 30,
                             -----------------------------------------------------------------------------------------------
                                 1998          1997         1996        1995(a)        1994         1993(c)        1992
                             ------------- ------------- ----------- ------------- ------------- ------------- -------------
Per Share Operating
 Performance
Net asset value,
 beginning of period         $    12.71    $    12.59    $   12.97   $    12.73    $     13.96   $    13.76    $    13.76
Income (loss) from
 investment operations:
 Net investment income             0.64          0.69         0.75         0.84           0.84         1.13          1.19
 Net realized and
  unrealized gain (loss)
  on investments                   0.30          0.20        (0.32)        0.24          (1.17)        0.18            --
                             -----------   -----------   ---------   -----------   ------------- -----------   -----------
  Total from investment
  operations                       0.94          0.89         0.43         1.08          (0.33)        1.31          1.19
                             -----------   -----------   ---------   -----------   ------------- -----------   -----------
Less distributions from:
 Net investment income             0.64          0.69         0.75         0.84           0.90         1.11          1.19
 Distributions in excess of
  net investment income            0.13          0.04           --           --             --           --            --
 Tax return of capital               --          0.04         0.06           --             --           --            --
                             -----------   -----------   ---------   -----------   ------------- -----------   -----------
  Total distributions              0.77          0.77         0.81         0.84           0.90         1.11          1.19
                             -----------   -----------   ---------   -----------   ------------- -----------   -----------
Net asset value,
 end of period               $    12.88    $    12.71    $   12.59   $    12.97    $     12.73   $    13.96    $    13.76
                             ===========   ===========   =========   ===========   ============= ===========   ===========
Total Return(d)                    7.63%         7.33%        3.34%        8.96%         (2.50)%       9.82%         8.98%
Ratios/Supplemental Data
Net assets, end of
 period (000's)              $   23,682    $   29,900    $  38,753   $   43,631    $    61,100   $   87,301    $   96,390
Ratios to average net
 assets:
 Expenses(e)(f)(g)                 1.50%         1.42%        1.51%        1.40%          1.21%        1.12%         1.10%
 Net investment
  income(e)(f)(g)                  5.13%         5.78%        5.64%        6.37%          6.44%        8.06%         8.59%
Portfolio turnover rate             134%          172%         170%         299%           402%         466%          823%



                                                CLASS B                                        CLASS M
                             ---------------------------------------------- ---------------------------------------------
                                 Year          Year           July 17,          Year          Year          July 17,
                                 Ended         Ended         1995(b) to         Ended        Ended         1995(b) to
                               June 30,      June 30,         June 30,        June 30,      June 30,        June 30,
                                 1998          1997             1996            1998          1997            1996
                             ------------- ------------- ------------------ ------------- ------------ ------------------
Per Share Operating
 Performance
Net asset value,
 beginning of period         $    12.68    $    12.59    $       12.95      $    12.72    $   12.59     $      12.95
Income (loss) from
 investment operations:
 Net investment income             0.60          0.67             0.66            0.64         0.70             0.68
 Net realized and
  unrealized gain (loss)
  on investments                   0.24          0.11            (0.37)           0.23         0.14            (0.36)
                             -----------   -----------   -------------      -----------   ----------    ------------
  Total from investment
  operations                       0.84          0.78             0.29            0.87         0.84             0.32
                             -----------   -----------   -------------      -----------   ----------    ------------
Less distributions from:
 Net investment income             0.60          0.67             0.65            0.63         0.70             0.68
 Distributions in excess of
  net investment income            0.08          0.02               --            0.08           --               --
 Tax return of capital               --            --               --              --         0.01               --
                             -----------   -----------   -------------      -----------   ----------    ------------
  Total distributions              0.68          0.69             0.65            0.71         0.71             0.68
                             -----------   -----------   -------------      -----------   ----------    ------------
Net asset value,
 end of period               $    12.84    $    12.68    $       12.59      $    12.88    $   12.72     $      12.59
                             ===========   ===========   =============      ===========   ==========    ============
Total Return(d)                    6.78%         6.38%            2.25%           7.02%        6.88%            2.52%
Ratios/Supplemental Data
Net assets, end of
 period (000's)              $    3,220    $    1,534    $          73      $      224    $      61     $         24
Ratios to average net
 assets:
 Expenses(e)(f)(g)                 2.25%         2.17%            2.26%(h)        2.00%        1.92%            2.01%(h)
 Net investment
  income(e)(f)(g)                  4.24%         4.92%            4.98%(h)        4.29%        5.25%            5.73%(h)
Portfolio turnover rate             134%          172%             170%            134%         172%             170%

                             Footnotes on next page

                   Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 FINANCIAL   HIGHLIGHTS   For   a   Share  Outstanding  Throughout  Each  Period
(Continued)
--------------------------------------------------------------------------------


------------
(a) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(b)  Commencement of offering of shares.

(c) During this period, average daily borrowing were $11,038,044, average monthly shares outstanding were 6,429,755 and average daily borrowings per share were $1.72. The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six months from July to December 1992. Such transactions constituted borrowing transactions and, as a result, the Fund exceeded its 10% borrowing limitations during that period. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its investment restrictions. This borrowing technique was discontinued subsequent to December 1992, until April 4, 1995, when shareholders approved a change in the Fund's investment policies.

(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 1.58%, 2.29% and 2.05% (g), and the ratios of net investment income to average net assets were 5.06%, 4.20% and 4.24% for Class A, B and M shares, respectively.

(f) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the ratios of expenses to average net assets were 1.57%, 2.41%(g) and 2.16%(g), and the ratios of net investment income to average net assets were 5.74%, 4.83%(g) and 5.58%(g) for Class A, B and M shares, respectively.

(g) Prior to the waiver expenses for the period ended June 30, 1995, the ratio of expenses to average net assets was 1.54%, and the ratio of net investment income to average net assets was 6.23% for Class A shares.

(h)  Annualized.

                 See Accompanying Notes to Financial Statements

                              Pilgrim America Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of June 30, 1998
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Organization. Pilgrim America Bank and Thrift Fund, Inc. ("Bank and Thrift Fund"), Pilgrim America Investment Funds, Inc. ("PAIF"), Pilgrim America Masters Series, Inc. ("PAMS") and Pilgrim Government Securities Income Fund ("Government Securities Income Fund") are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

Bank and Thrift Fund, the single series of Bank and Thrift Fund, was organized as a Maryland Corporation in 1986. The investment objective of Bank and Thrift Fund is to invest at least 65% of total assets in equity securities of national and state-chartered banks (other than money center banks), thrifts, holding or parent companies of such depository institutions, and in savings accounts of mutual thrifts. The remaining 35% of total assets may be invested in equity securities of money center banks, other financial services companies, other issuers, debt securities, and securities of other investment companies. On October 20, 1997, Bank and Thrift Fund converted from a closed-end fund to an open-end fund. During the current period the Fund changed its year-end from December 31 to June 30.

PAIF, a Maryland Corporation organized in 1969, consists of Pilgrim America MagnaCap Fund ("MagnaCap Fund") and Pilgrim America High Yield Fund ("High Yield Fund") each with its own investment objectives and policies. The investment objectives are as follows:

    MagnaCap Fund -- generally invests in companies that meet the "Rising Dividends" criteria: consistent dividend increases, substantial dividend increases, reinvested substantial earnings, strong balance sheets and attractive prices.

    High Yield Fund -- invests in high-yielding fixed income securities that do not involve undue risk, relative to the securities' return characteristics.

PAMS, a Maryland Corporation organized in 1995, consists of Pilgrim America MidCap Value Fund ("MidCap Value Fund"). Pilgrim America LargeCap Value Fund
("LargeCap Value Fund") and Pilgrim America Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund") each with its own investment objectives and policies. The investment objectives are as follows:

    MidCap Value Fund -- invests in equity securities of companies believed to be undervalued and that have a market capitalization of between $200 million and $5 billion.

    LargeCap Value Fund -- invests in equity securities of companies believed to be undervalued that generally have a market capitalization of at least $5 billion.

    Asia-Pacific Equity Fund -- invests in equity securities of companies based in the Asia-Pacific region which includes China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, but does not include Japan or Australia.

Government Securities Income Fund, a California Corporation organized in 1984, is the single series of Government Securities Income Fund. The investment objective of Government Securities Income Fund is to normally invest at least 70% of its assets in securities issued or guaranteed by the U.S. Government, or certain of its agencies and instrumentalities. It does not invest in highly leveraging derivatives.

Each Fund, except Bank and Thrift Fund, offers three classes of shares, Class A, Class B and Class M. Bank and Thrift Fund only offers Class A and Class B shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structure and ongoing distribution fees. In addition, Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange of NASDAQ for which there has been no sale and securities traded in the over-

                              Pilgrim America Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


    the-counter-market are valued at the mean between the last reported bid and ask prices. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors.

    Investments in securities maturing in less than 60 days are valued at cost, which when combined with accrued interest approximates market value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date (except in the case of Asia-Pacific Equity Fund, for certain securities which are recorded as soon after the ex-date as the Fund becomes aware of such dividend). All premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of Asia-Pacific Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.
      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the market value of Asia-Pacific Equity Fund are presented at the foreign exchange rates at the end of the day, Asia-Pacific Equity Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Exchange Transactions. Asia-Pacific Equity Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. Asia-Pacific Equity Fund may not invest more than 5% of its assets (at market value at the time of investment) in forward foreign currency contracts. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                              Pilgrim America Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Distributions from income are declared by MagnaCap Fund on a semi-annual basis. Distributions from income are declared on a monthly basis for High Yield Fund and Government Securities Income Fund. Distributions from income are declared on an annual basis for Bank and Thrift Fund, MidCap Value Fund, LargeCap Value Fund and Asia-Pacific Equity Fund. Distributions from capital gains, if any, are declared on at least an annual basis for all Funds. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. Accordingly, amounts as of June 30, 1998 have been reclassified as follows:

                                                                                  Accumulated net
                                                         Undistributed       realized gains (losses) on
                                         Paid-in       (overdistributed)      investments and foreign
                                         capital     net investment income     currency transactions
                                       ------------ ----------------------- ----------------------------
   MagnaCap Fund                        $      --         $  619,064               $   (619,064)
   MidCap Value Fund                        24,248          (794,518)                   770,270
   LargeCap Value Fund                      24,456          (124,766)                   100,310
   Asia-Pacific Equity Fund                122,245           139,761                   (262,006)
   Government Securities Income Fund     2,284,236          (348,345)                (1,935,891)

F. Federal Income Taxes. The Funds' policies are to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax. Capital loss carryforwards were as follows at June 30, 1998:

                                                 Amount       Expiration Dates
                                               ------------   ------------------
         Asia-Pacific Equity Fund              $5,411,661       2005 to 2006
         High Yield Fund                        8,803,066       1999 to 2002
         Government Securities Income Fund      5,775,551       1999 to 2004

    The Board of Directors intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized of expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100%

                              Pilgrim America Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


    of the amount being invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.

I. Deferred Organization Expenses. All expenses incurred in connection with the organization and registration of the Funds under the Investment Company Act of 1940 and the Securities Act of 1933 are being amortized by each Fund equally over a period of five years from the date of commencement of its operations.

NOTE 2 -- INVESTMENTS

For the year ended June 30, 1998, except for The Bank and Thrift Fund which is for the six-month period ended June 30, 1998, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:


                                              Purchases          Sales
                                             --------------   --------------
         Bank and Thrift Fund                $382,295,331     $ 10,392,798
         MagnaCap Fund                        234,303,110      200,193,554
         MidCap Value Fund                     65,074,879       51,336,018
         LargeCap Value Fund                   21,332,996       24,463,884
         Asia-Pacific Equity Fund              33,491,548       41,296,173
         High Yield Fund                      469,752,526      312,276,108
         Government Securities Income Fund     37,271,887       37,163,581

NOTE 3 -- INVESTMENT IN AFFILIATE

Affiliated companies, as defined in Section 2(a)(3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by a fund. At June 30, 1998, Bank and Thrift Fund has the following holding in affiliated companies:


                              Acquisition         Shares                      Market          % of
                                  Date            Held          Cost          Value        Net Assets
                            ------------------   ---------   ------------   ------------   ------------
American Safety Insurance   February 13, 1998
 Group, Ltd.                to June 15, 1998     340,000     $4,064,062     $3,995,000       0.44%

There was no dividend income from affiliates during the year ended June 30, 1998.


NOTE 4 -- INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each of the Funds has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. ("the Manager"), a wholly owned subsidiary of Pilgrim America Group, Inc. ("PAG"). The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, at the following annual rates: Bank and Thrift Fund pays the Manager a monthly fee at an annual rate of 1.00% on the first $30 million of average daily net assets of the Fund, 0.75% of the next $95 million of average daily net assets and 0.70% on average daily net assets in excess of $125 million; MagnaCap Fund pays the Manager a monthly fee at an annual rate of 1.00% on the first $30 million of average daily net assets of the Fund, 0.75% of the average daily net assets above $30 million to $250 million, 0.625% of the average daily net assets above $250 million to $500 million, and 0.50% of the average daily net assets in excess of $500 million; MidCap Value Fund and LargeCap Value Fund pay the Manager a monthly fee at an annual rate of 1.00% of each Fund's average daily net assets; Asia-Pacific Equity Fund pays the Manager at an annual rate of 1.25% of the Fund's average daily net assets; for the period from July 1, 1997 to April 17, 1998 High Yield Fund paid the Manager a monthly fee at an annual rate of 0.75% on the first $25 million of average daily net assets of the Fund, 0.625% of

                             Pilgrim America Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


the average daily net assets over $25 million to $100 million, 0.50% of the average daily net assets over $100 million to $500 million, and 0.40% of the average daily net assets in excess of $500 million; for the period from April 18, 1998 to June 30, 1998 the High Yield Fund paid the Manager a monthly fee at an annual rate of 0.60% of daily average net assets; Government Securities Income Fund pays the Manager a monthly fee at an annual rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.45% of the average daily net assets above $500 million to $1 billion, and 0.40% of the average daily net assets in excess of $1 billion.

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim America Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor the following annual fees:


                                             Class A     Class B     Class M
                                             ---------   ---------   ---------
         Bank and Thrift Fund                 0.25%       1.00%      N/A
         MagnaCap Fund                        0.30        1.00        0.75%
         MidCap Value Fund                    0.25        1.00        0.75
         LargeCap Value Fund                  0.25        1.00        0.75
         Asia-Pacific Equity Fund             0.25        1.00        0.75
         High Yield Fund                      0.25        1.00        0.75
         Government Securities Income Fund    0.25        1.00        0.75

Each of the Funds has entered into a Service Agreement with PAG whereby PAG will act as Shareholder Service Agent for each Fund. The agreement provides that PAG will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. At June 30, 1998, the Funds owed the following in service fees:


Bank and Thrift Fund         $13,000    Asia-Pacific Equity Fund       $ 2,500
MagnaCap Fund                 4,000     High Yield Fund                  2,000
MidCap Value Fund             1,000     Government Securities
LargeCap Value Fund             850     Income Fund                        200


Bank and Thrift Fund's current prospectus allows that until October 17, 1998 a 2% redemption fee will be imposed on redemptions or exchanges of Class A shares acquired prior to October 17, 1997. Such redemption fee is payable to the Fund and is reflected as redemption fee income in the accompanying financial statements.

The Manager has voluntarily agreed to limit other expenses, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses to 1.50%, 1.50% and 1.75% of all classes of shares of MidCap Value Fund, LargeCap Value Fund and Asia-Pacific Equity Fund, respectively. This expense limitation will apply to each Fund individually until December 31, 1998. At June 30, 1998 MidCap Value Fund, LargeCap Value Fund and Asia-Pacific Equity Fund accrued $5,638, $20,824, and $13,910, respectively as reimbursement due from the Manager. Effective July 1, 1995, the Manager has voluntarily agreed to waive all or a portion of its fees and reimburse operating expenses of the High Yield Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, so that total operating expenses do not exceed 0.75% for all classes of shares of the Fund. This expense limitation will apply until December 31, 1998. At June 30, 1998, High Yield Fund accrued $19,932 as a reimbursement due from the

                              Pilgrim America Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


Manager for such excess expenses. The Manager has agreed to reimburse the Government Securities Income Fund for all gross operating costs and expenses of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and certain distribution fees which exceed 1.50% of the Fund's daily average net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. This expense limitation cannot be changed without shareholder approval. At June 30, 1998 no amounts were due from the Manager to the Government Securities Income Fund.

During the year ended June 30, 1998, MagnaCap Fund sold an equity security to Bank and Thrift Fund at the closing market price on the trade date. The proceeds and cost of such securities were $6,798,625 and $6,541,097, respectively.



NOTE 5 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                 Class A Shares                       Class B Shares
                                       ----------------------------------   ----------------------------------
                                         Six months           Year            Six months           Year
                                           Ended              Ended             Ended              Ended
                                          June 30,         December 31,        June 30,         December 31,
                                            1998              1997               1998              1997
                                       ----------------   ---------------   ----------------   ---------------
Bank and Thrift Fund
 (Number of Shares)
Shares sold                                 6,598,183         1,562,472        10,545,101          2,911,186
Shares issued as reinvestment
 of dividends                                     --            705,087               --             111,936
Shares redeemed                            (1,439,132)       (1,608,708)         (370,014)           (66,661)
                                        -------------     -------------      ------------       ------------
Net increase in shares outstanding          5,159,051           658,851        10,175,087          2,956,461
                                        =============     =============      ============       ============
Bank and Thrift Fund ($)
Shares sold                             $ 179,351,328     $  40,159,509      $286,284,458       $ 74,850,403
Shares issued as reinvestment
 of dividends                                     --         17,958,557               --           2,849,887
Shares redeemed                           (38,524,439)      (41,390,698)       (9,978,392)        (1,756,579)
                                        -------------     -------------      ------------       ------------
Net increase in shares outstanding      $ 140,826,889     $  16,727,368      $276,306,066       $ 75,943,711
                                        =============     =============      ============       ============

                             Pilgrim America Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


                                     Class A Shares                   Class B Shares                 Class M Shares
                            --------------------------------- ------------------------------- -----------------------------
                                  Year             Year            Year            Year            Year           Year
                                 Ended            Ended            Ended           Ended          Ended          Ended
                                June 30,         June 30,        June 30,        June 30,        June 30,       June 30,
                                  1998             1997            1998            1997            1998           1997
                            ---------------- ---------------- --------------- --------------- -------------- --------------
MagnaCap Fund
 (Number of Shares)
Shares sold                    11,183,759        7,162,084        2,388,906       1,625,552       472,559        308,520
Shares issued as
 reinvestments of
 dividends                      1,790,521        3,978,472          336,705         332,790        74,569         58,378
Shares redeemed               (10,784,171)      (7,008,858)        (478,018)       (224,729)     (106,454)       (59,549)
                            --------------   --------------    ------------    ------------   ------------    ----------
Net increase in
 shares outstanding             2,190,109        4,131,698        2,247,593       1,733,613       440,674        307,349
                            ==============   ==============    ============    ============   ============    ==========
MagnaCap Fund ($)
Shares sold                 $ 185,038,585    $ 110,144,369     $ 39,179,921    $ 25,252,042   $ 7,770,216     $4,760,120
Shares issued as
 reinvestments of
 dividends                     27,653,374       54,179,774        5,144,613       4,499,323     1,144,284        791,740
Shares redeemed              (179,526,800)    (110,376,550)      (7,887,759)     (3,781,590)   (1,748,484)      (948,406)
                            --------------   --------------    ------------    ------------   ------------    ----------
Net increase in
 shares outstanding         $  33,165,159    $  53,947,593     $ 36,436,775    $ 25,969,775   $ 7,166,016     $4,603,454
                            ==============   ==============    ============    ============   ============    ==========
MidCap Value Fund
 (Number of Shares)
Shares sold                     1,472,596        1,232,243        1,202,294       1,639,838       317,196        472,644
Shares issued as
 reinvestment of
 dividends                         36,205            6,530           60,175           7,579        22,792          3,974
Shares redeemed                (1,031,906)        (277,940)        (404,459)       (219,806)     (117,161)       (43,618)
                            --------------   --------------    ------------    ------------   ------------    ----------
Net increase in
 shares outstanding               476,895          960,833          858,010       1,427,611       222,827        433,000
                            ==============   ==============    ============    ============   ============    ==========
MidCap Value Fund ($)
Shares sold                 $  24,410,597    $  16,074,019     $ 18,867,187    $ 21,333,357   $ 4,990,506     $6,084,452
Shares issued as
 reinvestment of
 dividends                        546,336           82,971          894,798          96,914       339,604         49,865
Shares redeemed               (17,333,221)      (3,689,711)      (6,378,858)     (2,999,461)   (1,857,447)      (576,445)
                            --------------   --------------    ------------    ------------   ------------    ----------
Net increase in
 shares outstanding         $   7,623,712    $  12,467,279     $ 13,383,127    $ 18,430,810   $ 3,472,663     $5,557,872
                            ==============   ==============    ============    ============   ============    ==========
LargeCap Value Fund
 (Number of Shares)
Shares sold                       570,993          538,935          202,935         896,451        65,704        258,463
Shares issued as
 reinvestment of
 dividends                         70,791           10,222          115,112          10,999        46,941          4,609
Shares redeemed                  (756,854)        (131,788)        (206,334)        (59,761)      (66,998)       (34,204)
                            --------------   --------------    ------------    ------------   ------------    ----------
Net increase (decrease) in
 shares outstanding              (115,070)         417,369          111,713         847,689        45,647        228,868
                            ==============   ==============    ============    ============   ============    ==========
LargeCap Value Fund ($)
Shares sold                 $   8,310,728    $   6,622,780     $  2,865,690    $ 10,967,866   $   948,490     $3,184,743
Shares issued as
 reinvestment of
 dividends                        937,280          126,842        1,501,054         136,496       616,329         57,731
Shares redeemed               (10,980,774)      (1,694,967)      (2,915,958)       (768,404)     (940,590)      (436,637)
                            --------------   --------------    ------------    ------------   ------------    ----------
Net increase (decrease) in
 shares outstanding         $  (1,732,766)   $   5,054,655     $  1,450,786    $ 10,335,958   $   624,229     $2,805,837
                            ==============   ==============    ============    ============   ============    ==========

                              Pilgrim America Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


                                   Class A Shares                   Class B Shares                  Class M Shares
                          -------------------------------- -------------------------------- ------------------------------
                                Year            Year             Year            Year            Year            Year
                               Ended            Ended           Ended            Ended           Ended          Ended
                              June 30,        June 30,         June 30,        June 30,        June 30,        June 30,
                                1998            1997             1998            1997            1998            1997
                          ---------------- --------------- ---------------- --------------- --------------- --------------
Asia-Pacific Equity Fund
 (Number of Shares)
Shares sold                   11,941,838      6,022,829           760,416       1,612,143       1,111,797       566,273
Shares issued as
 reinvestment of
 dividends                           --           2,937               --              --              --            157
Shares redeemed              (12,266,159)    (4,828,816)       (1,467,592)       (551,927)     (1,169,806)     (167,256)
                           -------------   -------------    -------------    ------------    ------------   ------------
Net increase (decrease)
 in shares outstanding          (324,321)     1,196,950          (707,176)      1,060,216         (58,009)      399,174
                           =============   =============    =============    ============    ============   ============
Asia-Pacific Equity Fund ($)
Shares sold                $  70,165,316   $ 63,317,753     $   5,448,555    $ 16,573,290    $  6,633,404   $ 5,888,929
Shares issued as
 reinvestment of
 dividends                           --          28,842               --              --              --          1,541
Shares redeemed              (72,683,235)   (50,678,714)      (10,287,190)     (5,661,337)     (7,449,763)   (1,750,952)
                           -------------   -------------    -------------    ------------    ------------   ------------
Net increase (decrease)
 in shares outstanding     $  (2,517,919)  $ 12,667,881     $  (4,838,635)   $ 10,911,953    $   (816,359)  $ 4,139,518
                           =============   =============    =============    ============    ============   ============
High Yield Fund
 (Number of Shares)
Shares sold                   17,205,462      4,403,729        18,361,132       6,227,264       2,577,308     1,214,198
Shares issued as
 reinvestment of
 dividends                       401,106        178,853           368,962          76,353          95,635        29,000
Shares redeemed               (8,125,142)    (2,232,708)       (2,356,559)       (745,853)     (1,118,663)     (134,582)
                           -------------   -------------    -------------    ------------    ------------   ------------
Net increase in
 shares outstanding            9,481,426      2,349,874        16,373,535       5,557,764       1,554,280     1,108,616
                           =============   =============    =============    ============    ============   ============
High Yield Fund ($)
Shares sold                $ 120,395,431   $ 29,353,593     $ 128,294,665    $ 41,339,576    $ 17,998,974   $ 8,052,040
Shares issued as
 reinvestment of
 dividends                     2,792,483      1,175,204         2,566,895         503,880         664,497       191,335
Shares redeemed              (56,782,132)   (14,956,120)      (16,455,583)     (4,952,839)     (7,825,635)     (893,178)
                           -------------   -------------    -------------    ------------    ------------   ------------
Net increase in
 shares outstanding        $  66,405,782   $ 15,572,677     $ 114,405,977    $ 36,890,617    $ 10,837,836   $ 7,350,197
                           =============   =============    =============    ============    ============   ============

                              Pilgrim America Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


                                   Class A Shares                    Class B Shares                Class M Shares
                         ----------------------------------  ------------------------------  ---------------------------
                              Year              Year             Year            Year           Year           Year
                              Ended             Ended            Ended           Ended          Ended         Ended
                            June 30,          June 30,         June 30,        June 30,       June 30,       June 30,
                              1998              1997             1998            1997           1998           1997
                         ----------------  ----------------  --------------  --------------  ------------  -------------
Government Securities
 Income Fund
 (Number of Shares)
Shares sold                     247,597            87,019        250,027         200,561        42,995          4,833
Shares issued as
 reinvestment of
 dividends                       54,444            70,258          3,560             890           592            146
Shares redeemed                (815,395)         (882,634)      (123,763)        (86,251)      (30,971)        (2,111)
                          -------------     -------------    ------------    ------------    ----------     ---------
Net increase (decrease)
 in shares outstanding         (513,354)         (725,357)       129,824         115,200        12,616          2,868
                          =============     =============    ============    ============    ==========     =========
Government Securities
 Income Fund ($)
Shares sold               $   3,180,560     $   1,099,502    $ 3,221,905     $ 2,523,084     $ 551,951      $  61,032
Shares issued as
 reinvestment of
 dividends                      697,317           885,529         35,275          11,224         7,602          1,851
Shares redeemed             (10,465,540)      (11,132,819)    (1,590,074)     (1,083,379)     (397,555)       (26,755)
                          -------------     -------------    ------------    ------------    ----------     ---------
Net increase (decrease)
 in shares outstanding    $  (6,587,663)    $  (9,147,788)   $ 1,667,106     $ 1,450,929     $ 161,998      $  36,128
                          =============     =============    ============    ============    ==========     =========

NOTE 6 -- CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ("IFTC") serves as the Funds' custodian and recordkeeper. Custody fees paid to IFTC are reduced by an earnings credit based on the cash balances held by IFTC for each of the Funds. For the year ended June 30, 1998, (six months ended June 30, 1998 with respect to the Bank and Thrift
Fund) the Funds received the following earnings credits:



Bank and Thrift Fund        $ 2,039       LargeCap Value Fund          $   677
MagnaCap Fund                 2,036       Asia-Pacific Equity Fund       3,052
MidCap Value Fund             1,574       High Yield Fund               40,599

                             Pilgrim America Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


NOTE 7 -- SUBSEQUENT EVENTS

Subsequent to June 30, 1998, the following funds declared dividends from net investment income of:


                   Per Share Amount      Payable Date        Record Date
                   ------------------   -----------------   ---------------
MagnaCap Fund
Class A                 $0.0311         August 10, 1998     July 31, 1998

High Yield Fund
Class A                 $0.0500         July 15, 1998       June 30, 1998
Class B                 $0.0459         July 15, 1998       June 30, 1998
Class M                 $0.0470         July 15, 1998       June 30, 1998
Class A                 $0.0500         August 17, 1998     July 31, 1998
Class B                 $0.0459         August 17, 1998     July 31, 1998
Class M                 $0.0471         August 17, 1998     July 31, 1998

Government Securities Income Fund
Class A                 $0.0645         July 15, 1998       June 30, 1998
Class B                 $0.0568         July 15, 1998       June 30, 1998
Class M                 $0.0596         July 15, 1998       June 30, 1998
Class A                 $0.0645         August 17, 1998     July 31, 1998
Class B                 $0.0573         August 17, 1998     July 31, 1998
Class M                 $0.0593         August 17, 1998     July 31, 1998

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998
--------------------------------------------------------------------------------


                             COMMON STOCKS: 89.4%


                                                                   Market
 Shares                          Industry/Issuer                    Value
----------           -----------------------------------------   -------------
                     Automotive: 0.6%
 220,000     (a)     Keystone Automotive Industries, Inc.        $ 5,087,500
                                                                 ------------

                     Banks: 61.3%
 171,000             Alabama National Bancorp (AL)                 6,433,875
 276,057             Associated Banc-Corp (WI)                    10,386,645
  14,500             BancFirst Corp. (OK)                            674,250
 151,155             BB&T Corp. (NC)                              10,221,857
 114,000     (a)     BNCCorp, Inc. (ND)                            2,023,500
  77,250     (a)     BOK Financial Corp. (OK)                      3,650,063
 218,175             BSB Bancorp, Inc. (NY)                        6,599,794
 270,000             The Bank of New York Company, Inc. (NY)      16,385,625
 123,200             Bank of the Ozarks, Inc. (AR)                 3,819,200
 545,000             BankBoston Corp. (MA)                        30,315,625
 176,000             Banknorth Group, Inc. (VT)                    6,512,000
  91,500             Bay Bancshares, Inc. (TX)                     1,784,250
  44,500             CCB Financial Corp. (NC)                      4,728,125
 105,600             CNBT Bankshares, Inc. (TX)                    1,597,200
 201,000             Columbia Bancorp (MD)                         3,618,000
 558,500             Comerica Inc. (MI)                           37,000,625
 154,218             Commerce Bancshares, Inc. (MO)                7,527,766
 211,500             Community Bank System, Inc. (NY)              6,622,593
 337,474             Community First Bankshares, Inc. (ND)         8,837,600
 195,000             Compass Bancshares, Inc. (AL)                 8,799,375
  57,500             Cowlitz Bancorp. (WA)                           693,594
 335,000             First American Corp. (TN)                    16,121,875
  16,000             First Merchants Corp. (IN)                      732,000
   2,236             First National Bank Anchorage (AK)            2,940,340
 417,655             First Security Corp. (UT)                     8,940,427
 500,187             First Union Corp. (NC)                       29,135,892
 211,704             Fleet Financial Group, Inc. (MA)             17,677,284
 184,320             Greater Bay Bancorp (CA)                      6,393,600
  40,000     (a)     Hamilton Bancorp Inc. (FL)                    1,441,250
  36,900     (a)     Imperial Bancorp. (CA)                        1,107,000
 114,047             Independent Bank Corp. (MI)                   5,018,068
 448,800             KeyCorp (OH)                                 15,988,500
  20,000             MainStreet Financial Corp. (VA)                 590,000
 415,800             Mercantile Bankshares Corp. (MD)             14,475,038

                 See Accompanying Notes to Financial Statements

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------



                                                                    Market
  Shares                         Industry/Issuer                    Value
----------         ---------------------------------------------  -------------
                   Banks (continued)
    60,775 (a)     National City Bancorporation (MN)              $  2,020,769
   469,600         National City Corp. (OH)                         33,341,600
   491,000         NationsBank Corp. (NC)                           37,561,500
    42,817         North Dallas Bank & Trust Co. (TX)                2,665,358
   164,600         North Fork Bancorp (NY)                           4,022,413
    52,925         North Valley Bancorp (CA)                         1,627,444
   147,400         One Valley Bancorp., Inc. (WV)                    5,361,675
   933,000         Pacific Century Financial Corp. (HI)             22,392,000
   609,000         Peoples Heritage Financial Group, Inc. (ME)      14,387,625
   119,000         Popular, Inc. (PR)                                7,913,500
   103,000         Prime Bancshares, Inc. (TX)                       2,613,625
   190,400         Regions Financial Corp. (AL)                      7,818,300
    68,500 (a)     Six Rivers National Bank (CA)                     1,130,250
    82,500         Southtrust Corp. (AL)                             3,588,750
   484,687         Sterling Bancshares, Inc. (TX)                    7,633,820
   375,900         Summit Bancorp (NJ)                              17,855,250
   248,400         Summit Bancshares, Inc. (TX)                      5,278,500
   216,200 (a)     Surety Capital Corp. (TX)                           918,850
   181,900         TCF Financial Corp. (MN)                          5,366,050
   464,900         Union Planters Corp. (TN)                        27,341,931
   305,600         UnionBanCal Corp. (CA)                           29,490,400
    52,000 (a)     United Security Bancorp. (WA)                     1,118,000
    69,800         USBANCORP, Inc. (PA)                              5,396,412
    53,500         West Coast Bancorp (OR)                           1,317,437
    55,353         Westamerica Bancorp (CA)                          1,778,215
   572,000         Westernbank Puerto Rico (PR)                      9,652,500
                                                                  -------------
                                                                   558,385,010
                                                                  -------------
                   Construction: 0.5%
   342,500 (a)     Schuff Steel Co.                                  5,051,875
                                                                  -------------

                   Business Services: 0.1%
    46,000 (a)     CFI ProServices, Inc.                               782,000
                                                                  -------------

                   Finance: 1.2%
   120,000         Comdisco, Inc.                                    2,280,000
   107,500 (a)     First Alliance Corp.                                752,500
   220,000 (a)     International Aircraft Investors                  1,897,500
   327,000 (a)     UniCapital Corp.                                  6,253,875
                                                                  -------------
                                                                    11,183,875
                                                                  -------------
                   Construction: 0.9%
   376,375         D.R. Horton, Inc.                                 7,856,828
                                                                  -------------
                 See Accompanying Notes to Financial Statements

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


                                                                                   Market
  Shares                                 Industry/Issuer                           Value
-----------            ------------------------------------------------------   --------------
                       Insurance: 4.9%
    340,000 (a)(b)     American Safety Insurance Group, Ltd.                     $  3,995,000
    951,000            ARM Financial Group, Inc. Class A                           21,040,875
     12,852    (a)     Delphi Financial Group, Inc.                                   723,728
     80,000            Hartford Life, Inc.                                          4,555,000
    130,000            Liberty Financial Co., Inc.                                  4,485,000
     30,000            London Pacific Group Limited                                   476,250
    341,000            Reliance Group Holdings, Inc.                                5,967,500
     98,000    (a)     Summit Holding Southeast, Inc.                               3,123,750
                                                                                 -------------
                                                                                   44,367,103
                                                                                 -------------
                       Printing: 0.4%
     77,160    (a)     Applied Graphics Technologies, Inc.                          3,530,070
                                                                                 -------------

                       Real Estate and Financial Services: 0.3%
    175,000            Imperial Credit Commercial Mortgage Investment Corp.         2,285,938
                                                                                 -------------

                       Retail: 1.9%
    389,106    (a)     Consolidated Stores Corp.                                   14,105,093
     80,000    (a)     Michaels Stores, Inc.                                        2,822,500
                                                                                 -------------
                                                                                   16,927,593
                                                                                 -------------
                       Securities Related Business: 1.1%
    560,100            Freedom Securities Corp.                                    10,151,812
                                                                                 -------------

                       Thrifts: 16.2%
    104,400            Astoria Financial Corp. (NY)                                 5,585,400
  1,525,800            Charter One Financial, Inc. (OH)                            51,400,388
    710,250            Commercial Federal Corp. (NE)                               22,461,656
    218,300            Golden West Financial Corp. (CA)                            23,208,019
    185,000            H.F. Ahmanson & Co. (CA)                                    13,135,000
     20,250            Home Federal Bancorp (IN)                                      612,563
     99,600            InterWest Bancorp, Inc. (WA)                                 4,320,150
     63,655            Laurel Capital Group, Inc. (PA)                              1,273,100
    200,000            Security First Corp. (OH)                                    5,150,000
    469,000            Washington Mutual Inc. (WA)                                 20,372,187
                                                                                 -------------
                                                                                  147,518,463
                                                                                 -------------
                         Total Common Stocks (Cost $536,979,025)                  813,128,067
                                                                                 -------------

                                                    LIMITED PARTNERSHIP: 2.0%
    701,900            Alliance Capital Management                                 17,766,844
                                                                                 -------------
                         Total Limited Partnership Stock (Cost $14,846,289)        17,766,844
                                                                                 -------------
                         Total Long-Term Investments (Cost $551,825,314)          830,894,911
                                                                                 -------------

                 See Accompanying Notes to Financial Statements

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


                         SHORT-TERM INVESTMENTS: 8.8%



 Principal
  Amount                                                                                      Value
-------------                                                                            -----------------
                Repurchase Agreements: 8.8%
$79,817,000     State Street Bank & Trust Repurchase Agreement, 5.70% due 07/01/98        $  79,817,000
                                                                                          -------------
                (Collateralized by $60,280,000 U.S. Treasury Bonds, 8.75%
                Due 05/15/2017, Market Value $81,428,313)
                   Total Short-Term Investments (Cost $79,817,000)                           79,817,000
                                                                                          -------------
                 Total Investments in Securities (Cost $631,642,314)         100.2%         910,711,911
                 Liabilities in Excess of Other Assets                        (0.2)%         (1,603,492)
                                                                          ----------      -------------
                   Net Assets                                                100.0%       $ 909,108,419
                                                                          ==========      =============
-------------------------
Cost for federal income tax purposes is $631,732,896. Net unrealized appreciation consists of:
                 Gross Unrealized Appreciation                                            $ 286,147,085
                 Gross Unrealized Depreciation                                               (7,168,070)
                                                                                          -------------
                   Net Unrealized Appreciation                                            $ 278,979,015
                                                                                          =============

(a) Non-income producing security
(b) Company in which there is any direct or indirect ownership of 5% or more of the outstanding voting securities.

                 See Accompanying Notes to Financial Statements

                          Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998
--------------------------------------------------------------------------------

                               COMMON STOCK: 94.6%



                                                            Market
 Shares                                                      Value
----------                                                -------------
                     Banks: 3.3%
  80,000             Chase Manhattan Corp.                $ 6,040,000
  88,900             UnionBanCal Corp.                      8,578,850
                                                          ------------
                                                           14,618,850
                                                          ------------
                     Capital Goods: 1.8%
 215,000             Parker Hannifin Corp.                  8,196,875
                                                          ------------

                     Chemicals: 2.0%
 120,000             Du Pont, (E.I.) DeNemours & Co.        8,955,000
                                                          ------------

                     Communications Equipment: 1.3%
 112,500             Motorola, Inc.                         5,913,281
                                                          ------------

                     Computers/Hardware: 3.7%
 100,000             Hewlett Packard                        5,987,500
 240,000     (a)     Sun Microsystems, Inc.                10,425,000
                                                          ------------
                                                           16,412,500
                                                          ------------

                     Computer Software & Service: 2.7%
 165,000             Automatic Data Processing, Inc.       12,024,375
                                                          ------------

                     Electrical Equipment: 3.1%
 150,000             General Electric Co.                  13,650,000
                                                          ------------

                     Energy: 2.6%
 165,700             Elf Aquitane-Sponsored ADR            11,764,700
                                                          ------------

                     Energy Services: 1.4%
  60,000             Halliburton Co.                        2,673,750
 150,000             Helmerich & Payne, Inc.                3,337,500
                                                          ------------
                                                            6,011,250
                                                          ------------

                 See Accompanying Notes to Financial Statements

                         Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


                                                                        Market
 Shares                                                                  Value
----------                                                            -------------
                    Beverages (Non-Alcoholic): 1.9%
 200,000            Pepsico, Inc.                                     $ 8,237,500
                                                                      ------------

                    Foods: 1.6%
 125,000            Sara Lee Corp.                                      6,992,187
                                                                      ------------

                    Healthcare: 4.7%
 270,000            Abbott Laboratories                                11,036,250
 160,000            Hillenbrand Industries                              9,600,000
                                                                      ------------
                                                                       20,636,250
                                                                      ------------
                    Hotels: 2.0%
 368,100            Patriot American Hospitality, Inc.                  8,811,394
                                                                      ------------

                    Industrial: 4.1%
 170,000            Nucor Corp.                                         7,820,000
 217,500            Praxair, Inc.                                      10,181,719
                                                                      ------------
                                                                       18,001,719
                                                                      ------------
                    Insurance: 1.8%
 185,000            Traveler's Property Casualty Corp. -- Class A       7,931,875
                                                                      ------------

                    Insurance Life: 2.7%
 400,000            AFLAC, Inc.                                        12,125,000
                                                                      ------------

                    Integrated Oil-International: 1.3%
  70,000            Chevron Corp.                                       5,814,375
                                                                      ------------

                    Leisure: 1.6%
 278,800            Brunswick Corp.                                     6,900,300
                                                                      ------------

                    Machinery & Equipment: 0.9%
 120,000            Dover Corp.                                         4,110,000
                                                                      ------------

                    Diversified Manufacturing: 1.6%
 187,500            Lancaster Colony Corp.                              7,101,562
                                                                      ------------

                    Manufacturing / Electronic: 2.0%
 105,000            Honeywell, Inc.                                     8,774,063
                                                                      ------------

                 See Accompanying Notes to Financial Statements

                          Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------

                                                               Market
 Shares                                                        Value
----------                                                  --------------
                     Medical Products: 4.9%
 200,000             Baxter International                   $ 10,762,500
 137,400             Becton Dickinson & Co.                   10,665,675
                                                            -------------
                                                              21,428,175
                                                            -------------
                     Industrial Equipment: 0.8%
  50,000             Illinois Tool Works, Inc.                 3,334,375
                                                            -------------

                     Office Equipment & Services: 1.7%
  75,000             Xerox Corp.                               7,621,875
                                                            -------------

                     Office Products & Services: 1.7%
 136,500             Avery-Dennison Corp.                      7,336,875
                                                            -------------

                     Integrated Oil -- Domestic: 1.1%
  60,000             Atlantic Richfield                        4,687,500
                                                            -------------

                     Oil Well Equipment & Services: 2.6%
 104,000             Schlumberger Ltd.                         7,104,500
 130,000             Tidewater, Inc.                           4,290,000
                                                            -------------
                                                              11,394,500
                                                            -------------
                     Pharmaceuticals: 5.4%
 110,000             Bristol-Myers Squibb, Co.                12,643,125
 121,000             Schering-Plough Corp.                    11,086,625
                                                            -------------
                                                              23,729,750
                                                            -------------

                     Regional Banks: 5.3%
 169,200             Comerica, Inc.                           11,209,500
 208,760             First Union Corp.                        12,160,270
                                                            -------------
                                                              23,369,770
                                                            -------------
                     Restaurant: 5.6%
 210,000             McDonalds Corp.                          14,490,000
 325,000     (a)     Tricon Global Restaurants, Inc.          10,298,438
                                                            -------------
                                                              24,788,438
                                                            -------------
                     Retail: 8.0%
 150,000             Home Depot, Inc.                         12,459,375
 170,000             Lowe's Companies, Inc.                    6,895,625
 264,000             Wal-Mart Stores, Inc.                    16,038,000
                                                            -------------
                                                              35,393,000
                                                            -------------
                     Savings & Loans: 5.6%
 546,000             Charter One Financial, Inc.              18,393,375
  60,000             Golden West Financial Corp.               6,378,750
                                                            -------------
                                                              24,772,125
                                                            -------------
                 See Accompanying Notes to Financial Statements

                         Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


                                                                               Market
 Shares                                                                        Value
----------                                                                  --------------
                    Electronics -- Semiconductors: 3.0%
 125,000            Intel Corp.                                             $  9,265,625
  80,000            Rockwell                                                   3,845,000
                                                                            -------------
                                                                              13,110,625
                                                                            -------------
                    Thrifts: 0.6%
  60,000            Washington Mutual Inc.                                     2,606,250
                                                                            -------------

                    Transportation: 0.2%
  53,200            Arnold Industries, Inc.                                      784,700
                                                                            -------------
                      Total Common Stocks (Cost $301,233,117)                417,341,014
                                                                            -------------


                                                LIMITED PARTNERSHIP: 1.8%
 320,000            Alliance Capital Management                                8,100,000
                                                                            -------------
                      Total Limited Partnership Stock (Cost $5,994,660)        8,100,000
                                                                            -------------
                      Total Long-Term Investments (Cost $307,227,777)        425,441,014
                                                                            -------------

                         SHORT-TERM INVESTMENTS: 3.9%


 Principal
  Amount                                                                                     Value
-------------                                                                            ----------------
                Commercial Paper: 3.9%
$17,084,000     Merrill Lynch Commercial Paper, 6.12% due 07/01/98                           17,084,000
                                                                                          -------------
                  Total Short-Term Investments (Cost $17,084,000)                            17,084,000
                                                                                          -------------
                Total Investments in Securities (Cost $324,311,777)*         100.3%         442,525,014
                Liabilities in Excess of Other Assets                         (0.3)%         (1,303,856)
                                                                          ----------      -------------
                  Net Assets                                                 100.0%       $ 441,221,158
                                                                          ==========      =============

-------------------------

    * Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation
 consists of:
          Gross Unrealized Appreciation                    $ 130,663,356
          Gross Unrealized Depreciation                      (12,450,119)
                                                           -------------
            Net Unrealized Appreciation                    $ 118,213,237
                                                           =============

                  See Accompanying Notes to Financial Statments

                        Pilgrim America MidCap Value Fund


--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998
--------------------------------------------------------------------------------


                               COMMON STOCK: 88.9%



                                                                       Market
 Shares                                                                 Value
----------                                                           -------------
                     Automotive: 2.1%
  70,000             Mascotech, Inc.                                 $ 1,680,000
                                                                     ------------

                     Banks: 3.3%
 160,000             John Hancock Bank & Thrift Opportunity Fund       1,910,000
  30,000             UST Corp.                                           795,000
                                                                     ------------
                                                                       2,705,000
                                                                     ------------
                     Business Services: 1.5%
 101,100             Danka Business Systems                            1,194,244
                                                                     ------------

                     Building Products: 4.8%
  61,400     (a)     Dal-Tile International Inc.                         602,487
  60,000             Johns Manville Corp                                 903,750
  40,000             Masco Corp.                                       2,420,000
                                                                     ------------
                                                                       3,926,237
                                                                     ------------
                     Communications: 4.8%
  93,900             Cincinnati Bell Inc.                              2,687,887
  43,000             General Cable Corp.                               1,241,625
                                                                     ------------
                                                                       3,929,512
                                                                     ------------
                     Computer Software and Service: 0.1%
   7,600     (a)     Vanstar Corp.                                       110,675
                                                                     ------------

                     Consumer Products: 2.3%
  52,700             Snap-on Inc.                                      1,910,375
                                                                     ------------

                     Diversified Holding Company: 1.1%
  46,900             Hussman International, Inc.                         870,581
                                                                     ------------

                     Electrical Equipment: 7.0%
  41,000             Applied Power Inc. -- CL A                        1,409,375
  14,000             Columbia Energy Group                               778,750
  63,000             Raychem Corp.                                     1,862,437
  34,000             Thomas & Betts Corp.                              1,674,500
                                                                     ------------
                                                                       5,725,062
                                                                     ------------
                     Financial: 1.5%
  42,000     (a)     Golden State Bancorp.                             1,249,500
                                                                     ------------

                     Food Stores: 3.6%
  68,500     (a)     Meyer (Fred), Inc.                                2,911,250
                                                                     ------------

                 See Accompanying Notes to Financial Statements

                       Pilgrim America MidCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------

                                                                   Market
 Shares                                                             Value
----------                                                       -------------
                     Gaming: 3.2%
  77,700     (a)     Gtech Holdings                              $ 2,617,519
                                                                 ------------

                     Health Care: 5.3%
  20,400             Integrated Health Services, Inc.                765,000
   9,000     (a)     Pacificare Health Systems                       795,375
  37,100             Wellpoint Health Network                      2,745,400
                                                                 ------------
                                                                   4,305,775
                                                                 ------------
                     Industrial: 1.4%
 301,300     (a)     Laidlaw Environmental Services                1,092,212
                                                                 ------------

                     Insurance: 2.4%
  30,400             Allamerica Financial Corp.                    1,976,000
                                                                 ------------

                     Life Insurance: 2.1%
  37,000             Torchmark Corp.                               1,692,750
                                                                 ------------

                     Machinary & Equipment: 2.6%
  64,500             United Dominion Industry Ltd.                 2,152,687
                                                                 ------------

                     Medical: 1.7%
  30,000             Allergan, Inc.                                1,391,250
                                                                 ------------

                     Real Estate and Financial Services: 1.8%
  67,700             Trizec Hahn Corp.                             1,451,319
                                                                 ------------

                     Office Products & Services: 5.2%
  38,700     (a)     Choicepoint Inc.                              1,959,187
  34,400     (a)     United Stationers Inc.                        2,227,400
                                                                 ------------
                                                                   4,186,587
                                                                 ------------
                     Oil & Gas: 8.6%
  38,600             Coastal Corp.                                 2,694,762
 268,000     (a)     EEX Corp.                                     2,512,500
  91,580     (a)     Ocean Energy New                              1,791,534
                                                                 ------------
                                                                   6,998,796
                                                                 ------------
                     Packaging Products: 3.2%
  57,500     (a)     Owens-Illinois, Inc.                          2,573,125
                                                                 ------------

                     Pharmaceuticals: 1.5%
  19,800             Perkin-Elmer Corp.                            1,231,313
                                                                 ------------
                 See Accompanying Notes to Financial Statements

                       Pilgrim America MidCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


                                                                                      Market
 Shares                                                                                Value
----------                                                                          -------------
                     Railways: 1.3%
  35,112             Marketspan Corp.                                               $ 1,051,166
                                                                                    ------------
                     Restaurants: 0.9%
  42,200             Luby's Cafeterias Inc.                                             741,138
                                                                                    ------------
                     Retail: 1.9%
   2,800             Harcourt General Inc.                                              166,600
 126,200     (a)     Sunglass Hut International                                       1,396,088
                                                                                    ------------
                                                                                      1,562,688
                                                                                    ------------
                     Technology: 7.0%
  70,000             Comsat Corp                                                      1,981,875
  79,400     (a)     General Instrument Corp.                                         2,158,688
  72,000     (a)     Unova, Inc.                                                      1,548,000
                                                                                    ------------
                                                                                      5,688,563
                                                                                    ------------
                     Textile: 1.2%
  28,600             Unifi Inc.                                                         979,550
                                                                                    ------------
                     Utilities: 5.5%
  50,600             Interstate Energy Corp.                                          1,644,500
  80,600             Montana Power Co.                                                2,800,850
                                                                                    ------------
                                                                                      4,445,350
                                                                                    ------------
                       Total Common Stocks (Cost $61,512,458)                        72,350,224
                                                                                    ------------

                                                      WARRANTS: 0.3%
                     Financial: 0.3%
  42,000     (a)     Golden State Bancorp                                               223,125
                                                                                    ------------
                       Total Warrants (Cost $161,936)                                   223,125
                                                                                    ------------
                       Total Long-Term Investments (Cost $61,674,394)                72,573,349
                                                                                    ------------

                         SHORT-TERM INVESTMENTS: 12.3%


 Principal
  Amount                                                                               Value
------------                                                                       ----------------
               Repurchase Agreement: 12.3%
$9,965,000     State Street Bank & Trust Repurchase Agreement, 5.70%                   9,965,000
                                                                                    ------------
               due 07/01/98
               (Collaterized by $7,530,000 U.S. Treasury Bonds, 8.75%
               Due 05/15/2017, Market Value $10,171,784)
                 Total Short-Term Investments (Cost $9,965,000)                        9,965,000
                                                                                    ------------
               Total Investments (Cost $71,639,394)*                    101.5%        82,538,349
               Liabilities in Excess of Other Assets                     (1.5)%       (1,246,835)
                                                                    ----------      ------------
                 Net Assets                                             100.0%      $ 81,291,514
                                                                    ==========      ============
(a) Non-income producing security
 * Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized
  appreciation consists of:
               Gross Unrealized Appreciation                                        $ 12,975,135
               Gross Unrealized Depreciation                                          (2,076,180)
                                                                                    ------------
                 Net Unrealized Appreciation                                        $ 10,898,955
                                                                                    ============

                 See Accompanying Notes to Financial Statements

                      Pilgrim America LargeCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998
--------------------------------------------------------------------------------

                               COMMON STOCK: 96.3%


                                                            Market
Shares                                                      Value
--------                                                  ------------
                   Airlines: 4.5%
 8,100     (a)     AMR Corp.                              $  674,325
 8,100     (a)     UAL Corp.                                 631,800
                                                          -----------
                                                           1,306,125
                                                          -----------
                   Automotive: 3.4%
 4,500             Goodyear Tire & Rubber Corp.              289,969
17,500             Harley Davidson, Inc.                     678,125
                                                          -----------
                                                             968,094
                                                          -----------
                   Banks: 5.6%
10,600             Chase Manhattan Corp.                     800,300
13,770             First Union Corp.                         802,102
                                                          -----------
                                                           1,602,402
                                                          -----------
                   Broadcasting: 1.4%
10,435     (a)     Tele-Communications-TCI Group -- A        401,095
                                                          -----------

                   Building Products: 1.6%
 7,400             Masco Corp.                               447,700
                                                          -----------

                   Capital Goods: 1.3%
10,000             Parker Hannifin Corp.                     381,250
                                                          -----------

                   Chemicals: 2.5%
 9,700             DuPont, (E.I.) DeNemours & Co.            723,862
                                                          -----------

                   Computer Services: 1.8%
 9,000     (a)     Ceridian Corp.                            528,750
                                                          -----------

                   Computer Systems: 2.6%
 8,300     (a)     Seagate Technology                        197,644
12,600     (a)     Sun Microsystems                          547,313
                                                          -----------
                                                             744,957
                                                          -----------
                   Defense: 1.8%
 4,900             Lockheed Martin Corp.                     518,788
                                                          -----------

                   Foods: 1.2%
18,531             Archer-Daniels-Midland                    359,038
                                                          -----------

                 See Accompanying Notes to Financial Statements

                      Pilgrim America LargeCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


                                                                    Market
Shares                                                              Value
--------                                                          ------------
                   Healthcare: 4.4%
23,000             Abbot Laboratories                             $  940,125
10,300     (a)     Humana, Inc.                                      321,231
                                                                  -----------
                                                                   1,261,356
                                                                  -----------
                   Industrial: 2.2%
13,500             Praxair Inc.                                      631,969
                                                                  -----------

                   Insurance: 8.2%
 7,000             Allstate Corp.                                    640,938
10,200             Cigna Corp.                                       703,800
 8,100             Chubb Corp.                                       651,037
 1,400             General Re Corp.                                  354,900
                                                                  -----------
                                                                   2,350,675
                                                                  -----------
                   Insurance Life: 1.3%
 5,300             American General Corp.                            377,294
                                                                  -----------

                   Integrated Oil -- International: 1.0%
 3,500             Chevron                                           290,719
                                                                  -----------

                   Manufacturing: 2.5%
16,000             AlliedSignal, Inc.                                710,000
                                                                  -----------

                   Leisure: 1.6%
12,000             Carnival Corp. -- CLA                             475,500
                                                                  -----------

                   Natural Gas Pipeline: 2.0%
10,000             Enron                                             540,625
   800             Williams Cos Inc.                                  27,000
                                                                  -----------
                                                                     567,625
                                                                  -----------
                   Office Equipment, Products & Services: 5.6%
 6,500             Hewlett Packard                                   389,187
 4,300             International Business Machines                   493,694
 7,100             Xerox Corp.                                       721,537
                                                                  -----------
                                                                   1,604,418
                                                                  -----------
                   Oil & Gas: 3.8%
 6,900             Amerada Hess Corp.                                374,756
 3,800             Burlington Resources                              163,638
20,100             Occidental Petroleum Corp.                        542,700
                                                                  -----------
                                                                   1,081,094
                                                                  -----------
                   Oil Well Equipment & Services: 2.0%
 8,500             Baker Hughes                                      293,781
 9,000             Tidewater Inc.                                    297,000
                                                                  -----------
                                                                     590,781
                                                                  -----------
                 See Accompanying Notes to Financial Statements

                       Pilgrim America LargeCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


                                                                  Market
Shares                                                             Value
--------                                                        -------------
                   Paper and Forest Products: 1.4%
 8,700             Kimberly-Clark Corp.                         $   399,113
                                                                ------------

                   Pharmaceuticals: 7.2%
 7,000             Bristol-Myers Squibb Co.                         804,562
 5,300             Johnson & Johnson                                390,875
 9,500             Schering-Plough Corp.                            870,438
                                                                ------------
                                                                  2,065,875
                                                                ------------
                   Publishing: 2.5%
10,000             Gannett Co.                                      710,625
                                                                ------------

                   Regional Banks: 1.3%
 1,000             Wells Fargo & Co.                                369,000
                                                                ------------

                   Restaurant: 1.3%
 5,600             McDonald Corp.                                   386,400
                                                                ------------

                   Retail: 9.5%
10,100     (a)     Federated Department Stores, Inc.                543,506
26,800             Lowe's Companies                               1,087,075
17,800             Sears, Roebuck and Co.                         1,086,913
                                                                ------------
                                                                  2,717,494
                                                                ------------
                   Technology: 3.5%
 8,000             Intel Corp.                                      593,000
 5,900     (a)     National Semiconductor                            77,806
 7,000             Rockwell                                         336,438
                                                                ------------
                                                                  1,007,244
                                                                ------------
                   Utilities: 7.3%
 2,300             American Electric Power                          104,362
15,220             Bell Atlantic Corp.                              694,412
 4,100             Consolidated Edison of NY                        188,856
12,600             GTE Corp.                                        700,875
10,300             SBC Communications                               412,000
                                                                ------------
                                                                  2,100,505
                                                                ------------
                     Total Common Stocks (Cost $22,994,397)      27,679,748
                                                                ------------

                  See Accompanying Notes to Financial Statments

                       Pilgrim America LargeCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


                         SHORT-TERM INVESTMENTS: 3.7%


 Principal
  Amount                                                                                   Value
------------                                                                           ----------------
               Repurchase Agreement: 3.7%
$1,072,000     State Street Bank & Trust Repurchase Agreement, 5.70% due 07/01/98       $  1,072,000
                                                                                        ------------
               (Collaterized by $810,000 U.S. Treasury Bonds, 8.75%
               Due 05/15/2017, Market Value $1,094,176)
                 Total Short-Term Investments (Cost $1,072,000)                            1,072,000
                                                                                        ------------
               Total Investments in Securities (Cost $24,066,397)*         100.0%         28,751,748
               Liabilities in Excess of Other Assets                        (0.0)%            (7,346)
                                                                        ----------      ------------
                 Net Assets                                                100.0%       $ 28,744,402
                                                                        ==========      ============

-------------------------

(a) Non-income producing security
     ADR -- American Depository Receipt
* Cost   for   federal  income  tax  purposes  is  $24,074,744.  Net  unrealized appreciation consists of:



       Gross Unrealized Appreciation                         $ 5,596,562
       Gross Unrealized Depreciation                            (919,557)
                                                             -----------
         Net Unrealized Appreciation                         $ 4,677,005
                                                             ===========

                  See Accompanying Notes to Financial Statments

                   Pilgrim America Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998
--------------------------------------------------------------------------------


                              COMMON STOCK: 83.2%


                                                           Market
 Shares                                                    Value
----------                                               ------------
                     CHINA: 1.6%
                     Automotive: 0.8%
 732,000             Qingling Motor Co.                  $  203,150
                                                         -----------

                     Mines & Minerals: 0.4%
 550,000     (a)     Yanzhou Coal Mining Co.                105,072
                                                         -----------

                     Construction: 0.4%
 644,000             Zhejiang Expressway CL H               108,068
                                                         -----------
                           Total China                      416,290
                                                         -----------

                     HONG KONG: 42.5%
                     Commercial & Industrial: 8.7%
 140,000             Citic Pacific, Ltd.                    247,580
 270,000             Hutchison Whampoa, Ltd.              1,425,455
 135,000             Swire Pacific, Ltd.                    509,713
                                                         -----------
                                                          2,182,748
                                                         -----------
                     Communication: 4.2%
 600,000     (a)     China Telcom (HK)                    1,041,694
                                                         -----------

                     Construction: 2.1%
 275,000             Cheung Kong Infrastructure             520,040
                                                         -----------

                     Diversified Holdings : 1.5%
 600,000             Ocean-Land Group Ltd.                  116,174
 300,000     (a)     Tianjin Development Holdings           255,583
                                                         -----------
                                                            371,757
                                                         -----------
                     Financial: 2.3%
 280,000             Dao Heng Bank Group, Ltd.              397,573
 140,000             Wing Hang Bank, Ltd.                   187,040
                                                         -----------
                                                            584,613
                                                         -----------
                     Properties: 10.1%
 240,000             Cheung Kong Holdings, Ltd.           1,180,328
 300,000             China Resources Enterprises            309,797
 150,000             New World Development Co., Ltd.        290,435
 180,000             Sun Hung Kai Properties, Ltd.          764,425
                                                         -----------
                                                          2,544,985
                                                         -----------

                 See Accompanying Notes to Financial Statements

                   Pilgrim America Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------

                                                                        Market
 Shares                                                                  Value
-----------                                                           -------------
                      Utilities: 13.6%
  260,000             CLP Holdings, Ltd.                              $ 1,184,717
  330,000             Hong Kong Electric Holdings, Ltd.                 1,022,331
  650,000             Hong Kong Telecommunications, Ltd.                1,220,795
                                                                      ------------
                                                                        3,427,843
                                                                      ------------
                            Total Hong Kong                            10,673,680
                                                                      ------------

                      MALAYSIA: 4.0%
                      Commercial & Industrial: 3.8%
  110,000             Genting Berhad                                      199,468
  266,000             Magnum Corporation Berhad                            99,043
  281,000             Sime Darby Berhad                                   194,309
  196,000             Telekom Malaysia                                    331,721
  113,000             Tenaga Nasional Berhad                              136,605
                                                                      ------------
                                                                          961,146
                                                                      ------------
                      Diversified Holdings : 0.2%
   50,000             Jaya Tiasa Holdinds BHD                              62,258
                                                                      ------------
                            Total Malaysia                              1,023,404
                                                                      ------------

                      PHILIPPINES: 5.8%
                      Communications: 1.8%
  580,000     (a)     Benpres Holdings GDR                                 87,626
   16,000             Philippine Long Distance Telephone Co., ADR         362,000
                                                                      ------------
                                                                          449,626
                                                                      ------------
                      Real Estate & Financial Services: 2.8%
2,450,000             SM Prime Holdings, Inc.                             387,770
  633,800             Ayala Land Inc.                                     182,388
   22,000             Metropolitan Bank & Trust                           129,257
                                                                      ------------
                                                                          699,415
                                                                      ------------
                      Technology: 0.4%
    4,000             Phillipine Long Distance                             91,127
                                                                      ------------

                      Utilities: 0.8%
   80,000             Manila Electric Co. -- Class B                      211,031
                                                                      ------------
                            Total Philippines                           1,451,199
                                                                      ------------

                      SINGAPORE: 12.8%
                      Commercial & Industrial: 0.8%
  108,000             Keppel Corp.                                        162,647
   46,000             Keppel Land Ltd.                                     42,274
                                                                      ------------
                                                                          204,921
                                                                      ------------

                 See Accompanying Notes to Financial Statements

                   Pilgrim America Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


                                                               Market
 Shares                                                        Value
----------                                                   ------------
                     Computer Systems/Software: 0.4%
   4,500     (a)     Creative Tech Ltd.                      $   54,696
  12,600             Elec & Eltek International Co. Ltd.         42,588
                                                             -----------
                                                                 97,284
                                                             -----------

                     Aerospace: 1.7%
 591,000             ST Engineering                             416,987
                                                             -----------

                     Financial: 3.7%
  53,000             Development Bank Singapore                 293,816
 130,000             Overseas-Chinese Bank                      443,199
  66,000             United Overseas Bank                       205,443
                                                             -----------
                                                                942,458
                                                             -----------

                     Food and Beverage: 0.3%
  30,400             Fraser & Neave, Ltd.                        81,831
                                                             -----------

                     Hotels: 0.4%
 117,000             Marco Polo Developments                     88,100
                                                             -----------

                     Manufacturing: 0.3%
  34,000             Venture Manufacturing                       64,508
                                                             -----------

                     Properties: 0.8%
  71,000     (a)     City Developments, Ltd.                    198,696
                                                             -----------

                     Publishing: 1.1%
  40,000             Singapore Press Holdings, Ltd.             267,995
                                                             -----------

                     Steel: 0.3%
  90,000             Natsteel Ltd.                               87,513
                                                             -----------

                     Transportation: 0.9%
  46,000             Singapore Airlines, Ltd.                   215,463
                                                             -----------

                     Utilities: 2.1%
 384,000             Singapore Telecommunication                546,425
                                                             -----------
                           Total Singapore                    3,212,181
                                                             -----------

                 See Accompanying Notes to Financial Statements

                    Pilgrim America Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------

                                                                 Market
 Shares                                                          Value
----------                                                     ------------
                     South Korea: 4.0%
                     Manufacturing: 1.5%
   4,563             Samsung Display Devices                   $  124,627
   7,909             Samsung Electronics Co.                      244,816
   1,463             Yageo (Rights)                                   --
                                                               -----------
                                                                  369,443
                                                               -----------
                     Steel: 2.0%
  15,000             Pohang Iron & Steel                          500,189
                                                               -----------

                     Utilities: 0.5%
  12,500             Korea Electric Power                         133,376
                                                               -----------
                           Total South Korea                    1,003,008
                                                               -----------

                     TAIWAN: 9.6%
                     Building Products: 0.5%
  14,223             Asia Cement Corp.                            122,676
                                                               -----------

                     Computer Services: 0.4%
   6,000     (a)     Syntex Technology                            102,750
                                                               -----------

                     Computer Systems/Software: 5.0%
  92,500     (a)     Asustek Computer Inc. -- GDR                 694,888
  34,000     (a)     Taiwan Semiconductor -- Sponsored ADR        573,750
                                                               -----------
                                                                1,268,638
                                                               -----------
                     Electrical Equipment: 0.7%
  18,900     (a)     Yageo Corp.                                  165,375
                                                               -----------

                     Electronics -- Defense: 0.7%
  30,000     (a)     Acer Inc. GDR                                177,000
                                                               -----------

                     Food & Beverages: 0.4%
  10,000     (a)     President Enterprises                         90,000
                                                               -----------

                     Insurance: 0.9%
  13,500     (a)     Fubon Insurance Co. LD-GDR                   234,563
                                                               -----------

                     Steel: 1.0%
  21,268     (a)     China Steel Corp., GDR                       259,471
                                                               -----------
                           Total Taiwan                         2,420,473
                                                               -----------

                 See Accompanying Notes to Financial Statements

                    Pilgrim America Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


                                                                      Market
  Shares                                                               Value
-----------                                                         -------------
                   Thailand: 2.9%
                   Communications: 0.7%
     41,000        Advanced IFO Services                             $   175,297
                                                                     ------------

                   Financial: 1.1%
     66,500        Bangkok Bank                                           82,138
    206,200        Thai Farmers Bank                                     182,445
                                                                     ------------
                                                                         264,583
                                                                     ------------
                   Utilities: 1.1%
     37,500        PTT Exploration & Production                          285,036
                                                                     ------------
                         Total Thailand                                  724,916
                                                                     ------------
                         Total Common Stocks (Cost $32,950,530)       20,925,151
                                                                     ------------

                            CONVERTIBLE BONDS: 2.9%


Principal
 Amount
-----------
                     TAIWAN: 2.9%
                     Industrial: 2.6%
 $260,000            Nan Ya Plastic Corp., 1.75% due July 2001                     278,200
  240,000            Orient Semiconductor Electric, 1.50% due February 2003        214,800
  160,000            United Microelectronics, 0.25% due May 2004                   168,400
                                                                                -----------
                                                                                   661,400
                                                                                -----------

                     Marine: 0.3%
   54,000            Yangming Marine, 2.00% due October 2001                        62,505
                                                                                -----------
                       Total Convertible Bonds (Cost $786,082)                     723,905
                                                                                -----------
                       Total Long-Term Investments (Cost $33,736,612)           21,649,056
                                                                                -----------

                         SHORT-TERM INVESTMENTS: 15.4%



                     Repurchase Agreement: 15.4%
3,881,000            State Street Bank & Trust Repurchase Agreement, 5.70% due 07/01/98     3,881,000
                                                                                            ---------
                     (Collaterized by $2,935,000 U.S. Treasury Bonds, 8.75%
                     Due 05/15/2017, Market Value $3,964,698)
                       Total Short-Term Investments (Cost $3,881,000)                       3,881,000
                                                                                            ---------


                  Total Investments (Cost $37,617,612)*         101.5%         25,530,056
                  Liabilities in Excess of Other Assets          (1.5)%          (384,760)
                                                             ----------      ------------
                    Net Assets                                  100.0%       $ 25,145,296
                                                             ==========      ============

                 See Accompanying Notes to Financial Statements

                   Pilgrim America Asia-Pacific Equity Fund


--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------



(a) Non-income producing security


     ADR -- American Depository Receipt

     EDR -- European Depository Receipt

     GDR -- Global Depository Receipt


* Cost   for   federal  income  tax  purposes  is  $38,591,300.  Net  unrealized depreciation consists of:

          Gross Unrealized Appreciation       $    365,323
          Gross Unrealized Depreciation        (13,426,567)
                                              -------------
Net Unrealized Depreciation                  ($ 13,061,244)
                                              =============

The Asia-Pacific Equity Fund had the following outstanding forward foreign currency exchange contracts as of June 30, 1998:


                Settlement       Currency              Currency
                   Date         to Receive            to Deliver
               ------------ ---------------------   ----------------
                  7/3/98          30,349                3,915
                            (Hong Kong dollars)     (U.S. dollars)


Net unrealized depreciation of $1 on these contracts at June 30, 1998 is included in the accompanying financial statements.


                 See Accompanying Notes to Financial Statements

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998
--------------------------------------------------------------------------------


                            COORPORATE BONDS: 84.7%


 Principal                                                                    Market
   Amount                                                                      Value
------------                                                                -------------
                     Airlines: 0.4%
 $1,000,000          Amtran Inc., 10.500% due 08/01/04                      $ 1,021,250
                                                                            ------------
                     Automotive: 1.8%
   5,000,000 (a)     JH Heafner Co., 10.000% due 05/15/08                     5,100,000
                                                                            ------------

                     Broadcasting: 1.9%
   3,000,000         Salem Communications, 9.500% due 10/01/07                3,127,500
   2,000,000         Shop At Home, Inc., 11.000% due 04/01/05                 2,077,500
                                                                            ------------
                                                                              5,205,000
                                                                            ------------
                     Business Services: 2.9%
   2,000,000 (a)     MSX International, Inc., 11.375% due 01/15/08            2,070,000
   3,000,000         T/SF Communications, 10.375% due 11/01/07                3,075,000
   3,000,000 (a)     Young America Corp., 11.625% due 02/15/06                2,977,500
                                                                            ------------
                                                                              8,122,500
                                                                            ------------

                     Communications: 17.7%
   3,000,000 (a)     American Cellular Corp., 10.500% due 05/15/08            2,992,500
   6,000,000 (a)     Bell Technology Group, 13.000% due 05/01/05              6,120,000
   2,000,000 (a)     CCPR Services, Inc., 10.000% due 02/01/07                2,022,500
   3,000,000 (a)     Dobson Wireline Co., 12.250% due 06/15/08                2,925,000
   5,000,000 (a)     Exodus Communications, Inc.,11.250% due 07/01/08         5,018,750
   6,000,000         MGC Communications, Inc., 13.000% due 10/01/04           6,000,000
   2,000,000         Paging Network, 10.000% due 10/15/08                     2,080,000
   2,000,000 (a)     Pathnet, Inc., 12.250% due 04/15/08                      2,170,000
   3,000,000         Phonetel Tech, 12.000% due 12/15/06                      3,007,500
   1,500,000         RCN Corp., 10.000% due 10/15/07                          1,545,000
   5,000,000         Rogers Cantel, Inc., 8.30% due 10/01/07                  4,875,000
   5,000,000         Teligent, Inc., 11.500% due 12/01/07                     5,087,500
   5,000,000 (a)     Winstar Communications, Inc., 10.000% due 03/15/08       4,975,000
                                                                            ------------
                                                                             48,818,750
                                                                            ------------

                     Consumer Durables: 1.4%
   4,000,000 (a)     Samsonite Corp., 10.750% due 06/15/08                    3,980,000
                                                                            ------------

                     Education: 0.7%
   2,000,000 (a)     La Petite Acad./LPA Hldgs, 10.000% due 05/15/08          2,025,000
                                                                            ------------

                     Electronics-Defense: 0.4%
   1,500,000 (a)     Phase Metrics, Inc., 10.750% due 02/01/05                1,095,000
                                                                            ------------

                     Energy: 0.5%
   1,500,000 (a)     JTM Industries, Inc., 10.000% due 04/15/08               1,522,500
                                                                            ------------

                 See Accompanying Notes to Financial Statements

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------

 Principal                                                                     Market
   Amount                                                                       Value
------------                                                                 -------------
                     Entertainment: 1.8%
 $5,000,000  (a)     Silver Cinemas, Inc., 10.500% due 04/15/05              $ 5,118,750
                                                                             ------------

                     Financial: 1.3%
   5,000,000         Emergent Group, 10.750% due 09/15/04                      3,675,000
                                                                             ------------

                     Food Distributors: 2.5%
   5,000,000         Di Giorgio Corp., 10.000% due 06/15/07                    4,975,000
   2,000,000 (a)     Richmont Marketing Specialist, 10.125% due 12/15/07       2,042,500
                                                                             ------------
                                                                               7,017,500
                                                                             ------------

                     Foods: 3.9%
   2,000,000         CFP Holdings, Inc., 11.625% due 01/15/04                  1,880,000
   1,000,000 (a)     Cuddy International Corp., 10.750% due 12/01/07             967,500
   4,000,000 (a)     Favorite Brands Intl., Inc., 10.750% due 05/15/06         4,045,000
   4,000,000         Imperial Holly Corp., 9.750% due 12/15/07                 4,040,000
                                                                             ------------
                                                                              10,932,500
                                                                             ------------

                     Gaming: 4.4%
   3,000,000         Alliance Gaming Corp., 10.000% due 08/01/07               3,060,000
   4,000,000 (a)     Fitzgeralds Gaming Corp., 12.250% due 12/15/04            3,890,000
   3,000,000         Isle of Capri/Cap Corp., 13.000% due 08/31/04             3,172,500
   2,000,000         Venetian Casino, 12.250% due 11/15/04                     2,070,000
                                                                             ------------
                                                                              12,192,500
                                                                             ------------

                     Industrial: 3.1%
   2,500,000 (a)     American Business Info., 9.500% due 06/15/08              2,512,500
   4,000,000 (a)     Aqua Chem, Inc., 11.250% due 07/01/08                     4,060,000
   2,000,000 (a)     Morris Materials Handling, 9.500% due 04/01/08            1,865,000
                                                                             ------------
                                                                               8,437,500
                                                                             ------------

                     Leisure: 3.6%
   5,000,000         Bally Total Fitness Holding, 9.875% due 10/15/07          5,162,500
   3,000,000         Epic Resorts LLC/CAP, 13.000% due 06/15/05                3,000,000
   2,000,000         Silverleaf Resorts, Inc., 10.500% due 04/01/08            1,910,000
                                                                             ------------
                                                                              10,072,500
                                                                             ------------

                     Manufacturing: 2.4%
   2,000,000         Jordan Industries Inc., 10.375% due 08/01/07              2,055,000
   5,000,000 (a)     Paragon Corp. Holdings, 9.625% due 04/01/08               4,600,000
                                                                             ------------
                                                                               6,655,000
                                                                             ------------

                 See Accompanying Notes to Financial Statements

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------

 Principal                                                                  Market
   Amount                                                                    Value
------------                                                              -------------

                     Manufacturing/Electronic: 1.5%
 $2,000,000  (a)     MCMS, Inc., 9.750% due 03/01/08                      $ 1,885,000
   2,000,000         Motors and Gears, Inc., 10.750% due 11/15/06           2,155,000
                                                                          ------------
                                                                            4,040,000
                                                                          ------------

                     Media & Entertainment: 3.8%
   3,000,000         Echostar DBS Corp., 12.500% due 07/01/02               3,367,500
   2,000,000         James Cable Partners-LP, 10.750% due 08/15/04          2,140,000
   5,000,000         Star Choice Communications, 13.000% due 12/15/05       5,118,750
                                                                          ------------
                                                                           10,626,250
                                                                          ------------

                     Metals & Minerals: 1.8%
   5,000,000 (a)     Metal Management, Inc., 10.000% due 05/15/08           4,950,000
                                                                          ------------

                     Mines & Minerals: 4.3%
   3,000,000 (a)     Anker Coal Group, 9.750% due 10/01/07                  2,760,000
   5,000,000 (a)     Lodestar Holdings, Inc., 11.500% due 05/15/05          5,056,250
   4,000,000 (a)     P&L Coal Holdings Corp., 9.625% due 05/15/08           4,120,000
                                                                          ------------
                                                                           11,936,250
                                                                          ------------
                     Oil & Gas: 3.6%
   5,000,000         Abraxas Petro, 11.500% due 11/01/04                    5,150,000
   5,000,000         Transamerican Energy, 11.500% due 06/15/02             4,750,000
                                                                          ------------
                                                                            9,900,000
                                                                          ------------

                     Packaging Products: 0.6%
   1,500,000 (a)     IMPAC Group, Inc., 10.125% due 03/15/08                1,522,500
                                                                          ------------

                     Paper & Forest Products: 1.9%
   5,000,000         Stone Container Corp., 12.250% due 04/01/02            5,150,000
                                                                          ------------

                     Plastic Products: 1.1%
   1,000,000 (a)     Indesco International, Inc., 9.750% due 04/15/08         987,500
   2,000,000 (a)     Moll Industries, 10.500% due 07/01/08                  2,035,000
                                                                          ------------
                                                                            3,022,500
                                                                          ------------

                     Pollution Control: 1.3%
   3,500,000 (a)     Marsulex, Inc., 9.625% due 07/01/08                    3,570,000
                                                                          ------------

                     Publishing: 0.8%
   2,000,000 (a)     American Lawyer Media, 9.750% due 12/15/07             2,080,000
                                                                          ------------

                 See Accompanying Notes to Financial Statements

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


 Principal                                                                 Market
   Amount                                                                  Value
------------                                                            --------------
                     Retail: 7.0%
 $6,000,000  (a)     Advance Stores Co., Inc., 10.250% due 04/15/08     $  6,232,500
   4,000,000 (a)     Cluett American Corp., 10.125% due 05/15/08           3,960,000
   2,000,000         Commemorative Brands, 11.000% due 01/15/07            2,032,500
   4,000,000         Tuesday Morning, 11.000% due 12/15/07                 4,180,000
   3,000,000         United Auto Group, 11.000% due 07/15/07               2,940,000
                                                                        -------------
                                                                          19,345,000
                                                                        -------------

                     Shipping: 1.1%
   2,999,700 (a)     Ermis Maritime Holdings, 12.500% due 06/15/06         2,969,703
                                                                        -------------

                     Steel: 2.6%
   3,000,000 (a)     Schuff Steel Co., 10.500% due 06/01/08                3,015,000
   4,000,000         WHX Corp., 10.500% due 04/15/05                       4,080,000
                                                                        -------------
                                                                           7,095,000
                                                                        -------------

                     Textile: 2.6%
   3,000,000         Anvil Knitwear, 10.875% due 03/15/07                  3,108,750
   4,000,000 (a)     Westpoint Stevens, 7.875% due 06/15/08                4,000,000
                                                                        -------------
                                                                           7,108,750
                                                                        -------------
                       Total Corporate Bonds (Cost $234,698,035)         234,307,203
                                                                        -------------

                                WARRANTS: 0.1%

  Shares
----------
                   Communications: 0.1%
     2,000 (a)     MGC Communication                       126,000
   115,800         Star Choice Communications                --
                                                       ------------
                     Total Warrants (Cost $70,000)         126,000
                                                       ------------

                                  OTHER: 0.2%


                             Financial: 0.2%
    60,000                   Pilgrim America Prime Rate Trust (b)                       600,000
                                                                                   -------------
                               Total Other (Cost $600,000)                              600,000
                                                                                   -------------
                               Total Long-Term Investments (Cost $235,368,035)      235,033,203
                                                                                   -------------

                 See Accompanying Notes to Financial Statements

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------

                         SHORT-TERM INVESTMENTS: 13.2%

  Principal
    Amount                                                                                          Value
--------------                                                                                   --------------
                                      Commercial Paper: 5.0%
 $13,970,000                          Merrill Lynch Commercial Paper, 6.12% due 07/01/98         $ 13,970,000
                                                                                                 -------------

                                      Repurchase Agreements: 8.2%
    22,645,000                        Merrill Lynch Repurchase Agreement, 5.45% due 07/01/98       22,645,000
                                                                                                 -------------
                                      (Collaterized by $22,620,000 U.S. Treasury Note, 5.875%
                                      due 02/28/99, Market Value $22,648,428)
                                        Total Short-Term Investments (Cost $36,615,000)            36,615,000
                                                                                                 -------------


                           Total Investments in Securities (Cost $271,983,035)*        98.2%      271,648,203
                           Other Assets in Excess of Liabilities                        1.8%        4,863,485
                                                                                     ------      -------------
                             Net Assets                                               100.0%     $276,511,688
                                                                                     ======      =============

     ------------------

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.

(b) Pilgrim America Prime Rate Trust is a closed-end fund managed by PAII.

* Cost   for  federal  income  tax  purposes  is  $272,068,325.  Net  unrealized depreciation consists of:


         Gross Unrealized Appreciation       $ 3,121,315
         Gross Unrealized Depreciation        (3,541,437)
                                             ------------
          Net Unrealized Depreciation       ($   420,122)
                                             ============

                 See Accompanying Notes to Financial Statements

                   Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998
--------------------------------------------------------------------------------

                       U.S. GOVERNMENT SECURITIES: 92.9%



 Principal                                                                                        Market
  Amount                                                            Rate         Maturity          Value
-------------                                                      ---------   --------------   -------------
                Federal Home Loan Mortgage Corporation: 20.6%
 $3,205,000     Federal Home Loan Mortgage Corporation              7.010%         2007         $ 3,318,681
    244,200     Federal Home Loan Mortgage Corporation              8.500%         2017             257,397
    138,151     Federal Home Loan Mortgage Corporation              9.000%         2006             142,770
  1,026,451     Federal Home Loan Mortgage Corporation              9.500%     2005 to 2014       1,083,266
     91,452     Federal Home Loan Mortgage Corporation              9.905%         2020              97,981
    515,216     Federal Home Loan Mortgage Corporation             12.250%         2015             592,978
     80,901     Federal Home Loan Mortgage Corporation -- Gold      9.000%         2021              85,464
                                                                                                ------------
                                                                                                  5,578,537
                                                                                                ------------
                Federal National Mortgage Association: 33.1%
    506,756     Federal National Mortgage Association               8.000%         2023             524,564
    850,603     Federal National Mortgage Association               8.500%     2017 to 2021         891,707
    276,349     Federal National Mortgage Association               9.000%         2017             292,240
    557,646     Federal National Mortgage Association               9.250%     2009 to 2016         591,183
    110,152     Federal National Mortgage Association               9.750%         2008             117,622
    245,740     Federal National Mortgage Association              10.000%     2007 to 2012         263,599
  1,378,262     Federal National Mortgage Association              10.500%         2021           1,544,300
    655,546     Federal National Mortgage Association              11.000%         2017             734,560
  1,022,189     Federal National Mortgage Association              11.250%         2016           1,155,554
     89,921     Federal National Mortgage Association              12.000%         2007             100,474
    206,138     Federal National Mortgage Association              12.500%         2007             232,396
  1,334,442     Federal National Mortgage Association              13.000%     2012 to 2014       1,550,248
    838,942     Federal National Mortgage Association              13.500%     2007 to 2017         996,428
                                                                                                ------------
                                                                                                  8,994,875
                                                                                                ------------
                Government National Mortgage Association: 31.3%
  1,031,126     Government National Mortgage Association            7.000%     2016 to 2017       1,052,651
    699,080     Government National Mortgage Association            7.500%         2023             718,816
  1,533,903     Government National Mortgage Association            8.000%     2023 to 2024       1,598,764
  1,150,553     Government National Mortgage Association            9.000%     2013 to 2022       1,234,105
    536,032     Government National Mortgage Association            9.250%     2016 to 2021         576,847
  1,347,321     Government National Mortgage Association            9.500%     2016 to 2019       1,453,917
     64,005     Government National Mortgage Association           11.000%         2016              71,578
    194,354     Government National Mortgage Association           11.250%         2013             218,995
     47,595     Government National Mortgage Association           11.750%         2015              54,308
    805,140     Government National Mortgage Association           12.000%     2013 to 2015         919,407
    109,565     Government National Mortgage Association           13.000%         2014             128,533
    405,090     Government National Mortgage Association --
                Mobile Home D                                      11.250%         2011             455,504
                                                                                                ------------
                                                                                                  8,483,425
                                                                                                ------------
                U.S. Treasury Securities: 7.9%
  2,000,000     U.S. Treasury Bonds                                 6.125%         2027           2,143,120
                                                                                                ------------
                  Total U.S. Government Securities
                  (Cost $24,915,749)                                                             25,199,957
                                                                                                ------------

                 See Accompanying Notes to Financial Statements

                    Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1998 (Continued)
--------------------------------------------------------------------------------


                         SHORT-TERM INVESTMENTS: 5.8%



 Principal
  Amount                                                                                                 Value
------------                                                                                          --------------
               Repurchase Agreements: 5.8%
$1,586,000     State Street Bank & Trust Repurchase Agreement, 5.70% due 07/01/98                     $  1,586,000
                                                                                                      -------------
               (Collateralized by $1,200,000 U.S. Treasury Bonds, 8.750%
               due 05/15/2017, Market Value $1,621,000)
                 Total Short-Term Investments (Cost $1,586,000)                                          1,586,000
                                                                                                      -------------
               Total Investments in Securities (Cost $26,501,749)*                          98.7%       26,785,957
               Other Assets in Excess of Liabilities                                         1.3%          339,781
                                                                                          ------      -------------
                 Net Assets                                                                100.0%     $ 27,125,738
                                                                                          ======      =============

------------------
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:




            Gross Unrealized Appreciation                     $   319,561
            Gross Unrealized Depreciation                         (35,353)
                                                              -----------
              Net Unrealized Appreciation                     $   284,208
                                                              ===========

                 See Accompanying Notes to Financial Statements

                             Pilgrim America Funds

--------------------------------------------------------------------------------
 SHAREHOLDER MEETING
--------------------------------------------------------------------------------

SPECIAL MEETING

     A special meeting of shareholders of Pilgrim America High Yield Fund was held at the offices of the Fund on April 16, 1998. A brief description of each matter voted upon as well as the voting results are outlined below:

                              Shares
             Shares       voted against    Shares      Broker
           voted for       or withheld   abstained    non-vote    Total
           ---------       -----------   ---------    --------    -----


 I. To  approve  an Amendment to the Investment Management Agreement between the
Fund   and  Pilgrim  America  Investments,  Inc.  that  changes  the  investment management fee paid by the Fund.

          11,065,450        1,624,190     861,237       --      13,550,877

II. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof:

          12,049,644          613,076     888,156       --      13,550,876

                 See Accompanying Notes to Financial Statements

                             Pilgrim America Funds

--------------------------------------------------------------------------------
 TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends declared during the tax year ended June 30, 1998 were as follows:


                                     Type     Per Share Amount
                                     ------   ------------------
MagnaCap Fund
Class A                               NII          $0.0640
Class B                               NII          $0.0315
Class M                               NII          $0.0464
All Classes                          STCG          $0.3380
All Classes                          LTCG          $1.5071

MidCap Value Fund
All Classes                          STCG          $0.3876
All Classes                          LTCG          $0.1011

LargeCap Value Fund
All Classes                          STCG          $1.5104
All Classes                          LTCG          $0.2724

Asia-Pacific Equity Fund             None

High Yield Fund
Class A                               NII          $0.6296
Class B                               NII          $0.5774
Class M                               NII          $0.5939

Government Securities Income Fund
Class A                               NII          $0.7740
Class B                               NII          $0.6810
Class M                               NII          $0.7115

NII -- Net investment income
STCG -- Short-term capital gain taxable as ordinary income
LTCG -- Long-term capital gain


Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds' dividend distribution that qualifies under tax law. The percentage of fiscal year 1998 net investment income dividends that qualify for the corporate dividend received deduction is 0%, 100%, 62.65%, 22.94%, and 0%, respectively for Bank and Thrift Fund, MagnaCap Fund, MidCap Value Fund, LargeCap Value Fund and Asia-Pacific Equity Fund.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 1999, shareholders, excluding corporate shareholders, will receive an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar 1998.

                                 Pilgrim America
                                      Funds

        INVESTMENT MANAGER                                CUSTODIAN

Pilgrim  America Investments, Inc.             Investors Fiduciary Trust Company
     Two Renaissance Square                          127 West 10th Street
40 North Central Avenue, Suite 1200                       14th Floor
     Phoenix, Arizona 85004                       Kansas City, Missouri 64105


           DISTRIBUTOR                                  LEGAL COUNSEL

 Pilgrim America Securities, Inc.                   Dechert Price & Rhoads
    Two Renaissance Square                          1775 Eye Street, N. W.
40 North Central Avenue, Suite 1200                 Washington, D.C. 20006
     Phoenix, Arizona 85004
        1-800-334-3444


   SHAREHOLDER SERVICING AGENT                     INDEPENDENT AUDITORS

    Pilgrim America Group, Inc.                    KPMG Peat Marwick LLP
      Two Renaissance Square                     725 South Figueroa Street
40 North Central Avenue, Suite 1200            Los Angeles, California 90017
      Phoenix, Arizona 85004
        1-800-331-1080


        TRANSFER AGENT                      This   report   and  the   financial
                                            statements   contained   herein  are
       DST Systems, Inc.                    submitted     for    the     general
        P.O. Box 419368                     information of the  shareholders  of
    Kansas City, Missouri 64141             the  Funds.   This   report  is  not
                                            authorized   for   distribution   to
                                            prospective  investors  in the  Fund
                                            unless preceded or accompanied by an
                                            effective prospectus.

          Two Renaissance Square, 40 North Central Avenue, Suite 1200,
                             Phoenix, Arizona 85004
                                 1-800-331-1080